UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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FIRST INDUSTRIAL REALTY TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST INDUSTRIAL REALTY TRUST, INC.

311 South Wacker Drive

Suite 3900

Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 9, 2013

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of First Industrial Realty Trust, Inc. (the “Company”) will be held on Thursday, May 9, 2013 at 9:00 a.m. at the 10th Floor Conference Room, 311 South Wacker Drive, Chicago, Illinois 60606 for the following purposes:

1. To consider and act upon a Company proposal to amend the Company’s charter:

A. to declassify the Company’s Board of Directors;

B. to provide that, consistent with the Company’s current director removal standard, directors may be removed by the stockholders of the Company only for cause;

C. to provide more complete and modern ownership and transfer restrictions, designed to, among other things, assist us in complying with requirements related to our qualification as a REIT;

D. to delete the current definition of “Independent Director” so as to ensure consistency with NYSE standards; and

E. to remove an existing exception from the Company’s election to be governed by the provisions of the Maryland Business Combination Act;

2. If each of the Charter Proposals (as defined below) is approved, to elect six directors to the Board of Directors to serve until the 2014 Annual Meeting of Stockholders, and until their successors are duly elected and qualify;

3. If any of the Charter Proposals is not approved, to elect two Class I Directors of the Company to serve until the 2016 Annual Meeting of Stockholders and one Class II Director of the Company to serve until the 2014 Annual Meeting of Stockholders, and in each case until their successors are duly elected and qualify;

4. To approve, on an advisory (i.e. non-binding) basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for this meeting;

5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

6. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

The implementation of any of Proposals 1A, 1B, 1C, 1D and 1E (each, a “Charter Proposal” and, collectively, the “Charter Proposals”) is conditioned on the approval of all such Charter Proposals. Thus, none of the Charter Proposals will be implemented unless all of the Charter Proposals are approved by the applicable required shareholder vote.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on March 19, 2013 as the record date for the Annual Meeting. Only stockholders of record of the Company’s Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy. “Street name” stockholders who wish to vote in person will need to obtain a duly executed proxy form from the institution that holds their shares prior to the Annual Meeting.

By Order of the Board of Directors

W. Ed Tyler	Bruce W. Duncan
Chairman of the Board	President and CEO

Chicago, Illinois
April 11, 2013

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED.

FIRST INDUSTRIAL REALTY TRUST, INC.

311 South Wacker Drive

Suite 3900

Chicago, Illinois 60606

PROXY STATEMENT

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 9, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Industrial Realty Trust, Inc. (“First Industrial” or the “Company”) for use at the 2013 Annual Meeting of Stockholders of the Company to be held on Thursday, May 9, 2013, and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, stockholders will be asked to vote (i) upon a Company proposal to approve Articles of Amendment to the Company’s articles of incorporation (as amended to date, the “Charter”) (a) to declassify the Board of Directors; (b) to provide that, consistent with the Company’s current director removal standard, directors may be removed by the stockholders of the Company only for cause; (c) to provide more complete and modern ownership and transfer restrictions, designed to, among other things, assist us in complying with requirements related to our qualification as a REIT; (d) to delete the current definition of “Independent Director” so as to ensure consistency with NYSE standards; and (e) to remove an existing exception from the Company’s election to be governed by the provisions of the Maryland Business Combination Act (each, a Charter Proposal” and, collectively, the “Charter Proposals”), (ii) if each of the Charter Proposals is approved, to elect six directors to the Board of Directors to serve until the 2014 Annual Meeting of Stockholders, and until their successors are duly elected and qualify, (iii) if any of the Charter Proposals is not approved, to elect two Class I Directors of the Company to serve until the 2016 Annual Meeting of Stockholders and one Class II Director of the Company to serve until the 2014 Annual Meeting of Stockholders, and in each case until their successors are duly elected and qualify, (iv) to approve, on an advisory (i.e. non-binding) basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement, (v) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year and (vi) to act on any other matters properly brought before them.

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about April 11, 2013. The Board of Directors has fixed the close of business on March 19, 2013 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record of Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 107,485,907 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them on each matter presented to the stockholders at the Annual Meeting.

Stockholders of the Company are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed Proxy Card received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the Proxy Card. If a properly executed Proxy Card is submitted and no instructions are given, the persons designated as proxy holders on the Proxy Card will vote (i) FOR the approval of each of the Charter Proposals, (ii) FOR the election of the six nominees for director named in this Proxy Statement if each of the Charter Proposals is approved, (iii) FOR the election of the two nominees for Class I Directors and one nominee for Class II Director named in this Proxy Statement if any of the Charter Proposals is not approved, (iv) FOR the approval, on an advisory basis, of the compensation of our named executive officers, (v) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year and (vi) in their own discretion with respect to any other business that may properly come before the stockholders at the Annual Meeting or at any adjournments or postponements thereof. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Annual Meeting.

PROXY STATEMENT

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of two-thirds of the votes entitled to be cast with a quorum present at the Annual Meeting is required for the approval of each of the Charter Proposals. The affirmative vote of the holders of a majority of the votes cast with a quorum present at the Annual Meeting is required (i) for the election of directors, (ii) for the approval, on an advisory basis, of the compensation of our named executive officers and (iii) for the ratification of the appointment of the Company’s independent registered public accounting firm. With respect to the Charter Proposals, abstentions will not be counted as votes cast but will be counted as entitled to vote, and, accordingly, will effectively be treated as votes against the Charter Proposals. The Board of Directors has determined that the implementation of each of the Charter Proposals is conditioned on the approval of all of the Charter Proposals. Thus, none of the Charter Proposals will be implemented unless all of the Charter Proposals are approved by the applicable required shareholder vote.

A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. “Street name” stockholders who wish to vote in person will need to obtain a duly executed proxy form from the institution that holds their shares prior to the Annual Meeting.

Appendix C to this Proxy Statement contains the Company’s 2012 Annual Report, including the Company’s financial statements for the fiscal year ended December 31, 2012 and certain other information required by the rules and regulations of the Securities and Exchange Commission (the “SEC”). The Company’s 2012 Annual Report, however, is not part of the proxy solicitation material. See “Other Matters — Incorporation by Reference” herein.

BROKER NON-VOTES

Stockholders of the Company who have received this Proxy Statement from their broker or other fiduciary should have received instructions for directing how that broker or fiduciary should vote the stockholder’s shares. It will be the broker’s or fiduciary’s responsibility to vote the stockholder’s shares for the stockholder in the manner directed. The stockholder must complete, execute and return the voting instruction form in the envelope provided by the broker.

Under the rules of the New York Stock Exchange (the “NYSE”), brokers generally may vote on routine matters, such as the ratification of an independent public accounting firm, but may not vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. If there is a non-routine matter presented to stockholders at a meeting and the stockholder’s broker or fiduciary does not receive instructions from the stockholder on how to vote on that matter, the broker or fiduciary will return the proxy card to the Company, indicating that he or she does not have the authority to vote on that matter. This is generally referred to as a “broker non-vote” and may affect the outcome of the voting on those matters, as discussed below.

The proposal described in this Proxy Statement for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013 is considered a routine matter under the NYSE rules. Each of the other proposals is considered a non-routine matter under NYSE rules and could result in broker non-votes. With respect to the Charter Proposals, broker non-votes will not be counted as votes cast but will be counted as entitled to vote, and accordingly, will effectively be treated as votes against the Charter Proposals. With respect to each of the proposals other than the Charter Proposals, broker non-votes will not be counted as votes cast and, accordingly, will have no effect on the result of the vote, although they will be counted for quorum purposes. We therefore encourage stockholders to provide directions to their broker as to how the stockholder wants their shares voted on all matters to be brought before the Annual Meeting. The stockholder should do this by carefully following the instructions the broker gives the stockholder concerning its procedures. This ensures that the stockholder’s shares will be voted at the meeting.

PROXY STATEMENT

PROPOSAL 1

AMENDMENTS TO THE COMPANY’S CHARTER

BACKGROUND OF THE PROPOSALS

Our Board of Directors is committed to strong and effective corporate governance and monitors regularly our corporate governance policies and practices to ensure we meet or exceed the requirements of applicable laws, regulations and rules, and the NYSE’s listing standards. As part of its continuing review of corporate governance matters, the Company’s Nominating/Corporate Governance Committee determined that a declassified board of directors has become a corporate governance “best practice,” particularly among real estate investment trusts (“REITs”). As such, the Nominating/Corporate Governance Committee elected to present for the consideration of the Board of Directors a proposal to approve and recommend an amendment to the Company’s Charter to provide for declassification of the Board of Directors.

In connection with this analysis, the Nominating/Corporate Governance Committee also initiated a comprehensive review of our Charter and our Amended and Restated Bylaws (the “Existing Bylaws”), and engaged our internal staff and external advisors to make recommendations regarding any necessary or desirable amendments to the Charter and Existing Bylaws. During the course of this review, we identified certain elements of the Company’s corporate governance infrastructure in need of updating in light of the proposed declassification amendment, current market practices, changes in the Company’s ownership structure and changes in corporate governance best practices since the principal provisions of the Company’s Charter and Existing Bylaws were initially drafted and implemented in 1994. After the completion of its review, the Nominating/Corporate Governance Committee recommended certain proposed modifications for consideration by the Board of Directors. Each of these proposed modifications are described below, though the Company’s stockholders are only being asked to vote on modifications to be effected through an amendment to the Company’s Charter.

Upon the recommendation of the Nominating/Corporate Governance Committee, after careful consideration, the Board of Directors has approved, and recommends to our stockholders that they approve, amendments to our Charter (a) to declassify the Board of Directors; (b) to provide that, consistent with the Company’s current director removal standard, directors may be removed by the stockholders of the Company only for cause; (c) to provide more complete and modern ownership and transfer restrictions, designed, among other things, to assist us in complying with requirements related to our qualification as a REIT; (d) to delete the current definition of “Independent Director” so as to ensure consistency with NYSE standards; and (e) to remove an existing exception from the Company’s election to be governed by the provisions of the Maryland Business Combination Act. The general description of these proposed amendments is qualified in its entirety by reference to the complete text of the proposed Articles of Amendment, which are attached as Appendix A to this Proxy Statement.

In addition, the Board of Directors, upon recommendation from the Nominating/Corporate Governance Committee, has provisionally approved an amendment and restatement of our Existing Bylaws to implement the declassification of our Board of Directors and other Charter Proposals, and to make other changes to reflect current market practices and corporate governance best practices. The modifications to our Existing Bylaws are described below. See “Amendment and Restatement of the Company’s Bylaws.” The general description of these proposed modifications is qualified in its entirety by reference to the complete text of the Second Amended and Restated Bylaws (the “Amended Bylaws”), which are attached as Appendix B to this Proxy Statement. Additions to the Existing Bylaws are indicated by underlined text and deletions from the Existing Bylaws are indicated by strike-through text. The Company’s stockholders are not required to approve, and are not being asked to vote to approve, the Amended Bylaws. Our Board of Directors also has approved amendments to our Corporate Governance Guidelines to add a director resignation policy consistent with the majority vote standard applicable to uncontested elections. The amended Corporate Governance Guidelines will require each incumbent nominee to submit an irrevocable contingent resignation letter prior to the mailing of the proxy statement for an annual meeting at which the nominee’s candidacy will be considered. If the nominee does not receive more votes cast “For” than “Against” his or her election, our Nominating/Corporate Governance Committee will recommend to the Board of Directors that it accept the nominee’s contingent resignation, unless the Board determines that acceptance of the resignation would not be in the Company’s best interests.

PROXY STATEMENT

Approval of each of the Charter Proposals requires the affirmative vote of at least two-thirds of all votes entitled to be cast by our stockholders on the matter. Because the Board of Directors believes that the proposed modifications to the Company’s Charter, Existing Bylaws and Corporate Governance Guidelines cumulatively provide for an appropriate and effective updating of the corporate governance infrastructure, the Board of Directors has determined that the implementation of each of these modifications is to be conditioned on the approval of all of such modifications. Thus, none of the Charter amendments described in the Charter Proposals, nor any of the amendments to the Existing Bylaws described below, will be implemented unless all of the Charter Proposals are approved by the applicable required shareholder vote.

If each of the Charter Proposals is approved, we will temporarily recess the Annual Meeting to file an Articles of Amendment setting forth the aforesaid amendments to our Charter. The amendments will become effective upon acceptance for record of the Articles of Amendment setting forth these amendments by the State Department of Assessments and Taxation of Maryland.

PROPOSAL 1A

DECLASSIFICATION

Our Charter currently provides that the Board of Directors be divided into three classes, with each class elected every three years. After careful consideration, our Board of Directors has unanimously approved, and recommends that all stockholders approve, an amendment to our Charter eliminating the classified structure of the Board effective at the Annual Meeting. This will allow our stockholders to vote on the election of our entire Board of Directors each year, rather than on a staggered basis as provided under our current classified board structure. We urge you to review carefully this proposed amendment to Article VI, Section 6.2 of the Charter, as set forth in Appendix A, in its entirety, because this summary may not contain all of the information concerning this amendment that is important to you.

BACKGROUND

In determining whether to propose declassification to our stockholders, the Board of Directors considered the advantages and disadvantages of maintaining the classified board structure as compared to providing for an annual election of all directors.

The Board of Directors recognizes that classified boards have a long history in corporate law, and have many advantages. A classified board may promote board continuity, and is considered by some to provide stability in the management of the business and affairs of a company because a majority of directors will have prior experience as directors of a company. Classified boards also encourage directors to take a long-term perspective and may, in some circumstances, enhance stockholder value by forcing an entity seeking control of a company to initiate discussions at arms’-length with the board of the company, because the entity cannot replace the entire board in a single election.

However, the Board of Directors also considered that classified boards are sometimes seen to reduce the accountability of directors to stockholders, because stockholders are unable to evaluate and elect all directors on an annual basis. Director elections provide stockholders with an opportunity to express their views on the performance of individual directors, and many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing these policies. A classified board structure affords stockholders this opportunity only once every three years for any particular director.

After deliberating over the considerations noted above, the Board of Directors unanimously determined that it is in the best interests of the Company and its stockholders to eliminate the classified Board structure, as proposed. As such, the Board of Directors has decided to submit this proposal to eliminate the classified Board structure.

IMPLEMENTATION OF THE PROPOSAL

If our stockholders approve this Proposal 1A (as well as the other Charter Proposals), then effective upon acceptance for record of the Articles of Amendment setting forth the aforesaid amendments by the State

PROXY STATEMENT

Department of Assessments and Taxation of Maryland, and in connection with Proposal 2, all of our directors whose terms do not expire at this Annual Meeting will resign and have been nominated to stand for election to a one-year term expiring at the 2014 Annual Meeting of Stockholders, and the three directors whose terms expire at this Annual Meeting have also been nominated to stand for election to a one-year term expiring at the 2014 Annual Meeting of Stockholders. Thereafter, all of our directors would be subject to annual elections to serve until the next annual meeting of stockholders and until their successors were duly elected and qualify.

If our stockholders fail to approve any of the Charter Proposals, the Board of Directors will continue to be divided into three classes of directors elected for three-year terms, and the stockholders will vote on Proposal 3 for the election of the three directors whose terms expire at this Annual Meeting and have been nominated to stand for election. In such event, the directors whose terms do not expire at this meeting will not resign and will continue to serve for the remainder of the terms for which they were elected.

The Board of Directors recommends a vote FOR this proposal to approve the amendment to our Charter to declassify the Board of Directors.

PROPOSAL 1B

REMOVAL OF DIRECTORS

In addition to the Charter amendment described above, a second proposed amendment to the Charter provides that the stockholders may remove any director or the entire Board of Directors only for cause.

The Existing Bylaws currently provide that a director may only be removed by the stockholders for cause. The Maryland General Corporation Law (the “MGCL”) provides that, absent a provision in a company’s charter to the contrary, a member of a board of directors that is not classified may be removed by a majority vote of the stockholders, with or without cause. Thus, if our Board of Directors were declassified, our directors would be subject to removal as provided in the MGCL unless our Charter were amended to include the director removal standard currently provided in our Existing Bylaws. After deliberation, the Board of Directors has unanimously determined that, because declassification of the Board of Directors will afford stockholders the opportunity to evaluate and elect all directors on an annual basis, the Company’s existing standard permitting the interim removal of directors only for cause remains appropriate and in the best interests of the Company. As such, the Board of Directors has decided to submit this proposal to amend the Company’s Charter to maintain the Company’s existing standard of providing for the removal of directors only for cause.

If our stockholders approve this Proposal 1B (as well as the other Charter Proposals), Article VI, Section 6.2 of the Charter will be amended to provide that directors may be removed from office only for cause and only upon the majority vote of the stockholders. We urge you to review carefully this proposed amendment to Article VI, Section 6.2 of the Charter, as set forth in Appendix A, in its entirety, as well as the potential anti-takeover effects discussed in “Anti-Takeover Effects”, because this summary may not contain all of the information concerning this amendment that is important to you. In addition, because the director removal provision in the Existing Bylaws will have no legal effect following the declassification of the Board of Directors, Section 2.13 of the Existing Bylaws will be amended to provide that directors of the Corporation may be removed only as provided in the Company’s Charter.

The Board of Directors recommends a vote FOR this proposal to approve the amendment to our Charter to retain our existing director removal standard.

PROPOSAL 1C

REIT OWNERSHIP AND TRANSFER RESTRICTIONS

The Company is a REIT, subject to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”). For the Company to qualify as a REIT under the Code, among other things, not more than

PROXY STATEMENT

50% in value of its outstanding capital stock may be owned, actually or by attribution, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year. Our capital stock must also be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter tax year. For various purposes, including ensuring that we remain a qualified REIT, Article IX of our Charter, subject to certain exceptions, currently provides that no holder may own, or be deemed to own by virtue of the attribution provisions of the Code, more than an aggregate of 9.9% in value of our capital stock.

Since the original drafting and implementation of these provisions in 1994, significant changes in REIT industry practice have occurred with respect to transfer restrictions designed to ensure REIT compliance. Accordingly, in connection with its review of the Company’s corporate governance infrastructure, the Board of Directors is recommending a comprehensive revision of the provisions of Article IX of our Charter to bring these provisions in line with current practice. The Board of Directors has thus adopted, and recommends that the stockholders approve, a complete amendment of Article IX of the Charter in the form included in Appendix A to this Proxy Statement. In addition, the Board of Directors has adopted, and recommends that the stockholders approve, certain conforming amendments to Section 7.3 of the Charter.

The provisions of Article IX, as it is proposed to be amended pursuant to this Proposal 1C, are summarized below. We urge you to review carefully these proposed amendments to Section 7.3 and Article IX of the Charter, as set forth in Appendix A, as well as the potential anti-takeover effects discussed in “Anti-Takeover Effects”, in their entirety because this summary may not contain all of the information concerning these amendments that is important to you.

Article IX of our Charter currently provides that, subject to certain exceptions, no person may own or be deemed to own by virtue of the attribution provisions of the Code, more than an aggregate of 9.9% in value of our capital stock. As amended, Article IX would modify and expand this ownership restriction such that no person (or “group”, as defined in Section 13(d) of the Securities Exchange Act) may own or be deemed to own more than an aggregate of 9.8% of our total capital stock, or more than 9.8% of either our Common Stock or our preferred stock, as a class. Article IX will continue to provide that any transfer of capital stock or any security convertible into capital stock that would create a direct or indirect ownership of capital stock in excess of the ownership limit or that would result in our disqualification as a REIT, including any transfer that results in the capital stock being owned by fewer than 100 persons or results in us being “closely held” within the meaning of Section 856(h) of the Code, will be null and void, and the intended transferee will acquire no rights to the capital stock.

Capital stock owned, or deemed to be owned, or transferred to a stockholder in excess of the ownership limit will automatically constitute shares of “excess stock,” as defined in our Charter, that will be transferred, by operation of law, to a trust for the exclusive benefit of one or more charitable organizations selected by the Board. Under amended Article IX, the trustee of the charitable trust will have the right to vote the shares while the excess stock is held in trust instead of the voting rights being lost as under the existing provisions. While, under the existing provisions of Article IX, excess stock would not be entitled to participate in the accumulation or payment of dividends or other distributions, the proposed amendments to Article IX would provide that any dividend or distribution be paid to the trustee of the charitable trust.

In addition, Article IX, as amended, provides that we will have the right, for a period of 90 days after the later of the date of any event that resulted in excess stock or the date on which the Board determines that such an event has occurred, to purchase all or any portion of the excess stock from the original stockholder at the lesser of the price paid for the capital stock by the original stockholder (or, in the case of a transfer without value or an event other than a transfer that results in excess stock, the market price on the date of such event) and the market price of the capital stock on the date we exercise our option to purchase, as determined in the manner set forth in our Charter. The 90-day period begins on the date of the violative event if the original stockholder gives notice to us of the event or, if no such notice is given, the date the Board determines that a violative event has occurred. We may also direct the trustee to transfer the shares to a third party whose ownership would not violate Article IX. For this transfer, proceeds would be distributed in a manner comparable to the distribution of proceeds from a Company purchase.

PROXY STATEMENT

The Board of Directors recommends a vote FOR this proposal to approve the amendment to Article IX of our Charter and the conforming amendment to Section 7.3 of our Charter to provide for more complete and modern ownership and transfer restrictions, designed to, among other things, assist us in complying with requirements related to our qualification as a REIT.

PROPOSAL 1D

DELETION OF DEFINITION OF “INDEPENDENT DIRECTOR”

Article VI, Section 6.1 of our Charter currently provides, among other things, that a majority of the Company’s directors shall be “Independent Directors,” which term is defined to require that he or she be neither an employee of the Company nor a member of The Shidler Group, an affiliate of the Company’s founder and former Chairman of the Board of Directors, Jay Shidler. In addition, as discussed in Proposal 2 of this Proxy Statement, in determining the independence of its members, the Board of Directors also applies the following standards, consistent with the Company’s Corporate Governance Guidelines:

1) After taking into account all relevant facts and circumstances, the Board of Directors must determine that the member has no material relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Relationships to be considered include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

2) The member must satisfy the independence tests set forth in Section 303A.02(b) of the Listed Company Manual of the NYSE.

The Board of Directors believes that the definition of “Independent Director” set forth in Article VI, Section 6.1 of the Charter is no longer meaningful in analyzing the independence of a director. Mr. Shidler resigned from the Board of Directors on February 1, 2010, and since that time has not participated in the management of the Company. In light of Mr. Shidler’s resignation, and considering that no member of The Shidler Group has served as a director of the Company since such resignation, the Board of Directors believes that the express reference to The Shidler Group in the Company’s Charter is no longer necessary. Moreover, because the Board of Directors is required by the independence tests established by the NYSE to consider all material relationships that a director has with the Company in analyzing the director’s independence, any reference in the Charter to one specific potential relationship that must be considered is not appropriate. The Board of Directors has thus determined that it is in the best interests of the Company to amend Article VI, Section 6.1 of the Charter to delete the definition of “Independent Director”. We urge you to review carefully this proposed amendment to Article VI, Section 6.1 of the Charter, as set forth in Appendix A, in its entirety because this summary may not contain all the information about this amendment that is important to you.

The Board of Directors recommends a vote FOR this proposal to approve the amendment to Article VI, Section 6.1 of our Charter to delete the definition of “Independent Director” so as to ensure consistency with NYSE standards.

PROPOSAL 1E

DELETION OF EXEMPTION FROM MARYLAND BUSINESS COMBINATION ACT

Under the Maryland Business Combination Act, certain “business combinations” (as defined in the MGCL) between a Maryland corporation and an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder. Under the MGCL, an “interested stockholder” includes a person who is:

•	the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the outstanding voting stock of the corporation; or

PROXY STATEMENT

•

an affiliate or associate of the corporation and was the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the then outstanding stock of the corporation at any time within the two-year period immediately prior to the date in question.

Business combinations for the purposes of the preceding paragraph are defined by the MGCL to include certain mergers, consolidations, share exchanges and asset transfers, some issuances and reclassifications of equity securities, the adoption of a plan of liquidation or dissolution or the receipt by an interested stockholder or its affiliate of any loan advance, guarantee, pledge or other financial assistance or tax advantage provided by the Company.

Article XIII of the Charter currently provides that, pursuant to Section 3-603(e)(1)(iii) of the MGCL, the Company expressly elects not to be governed by the Maryland Business Combination Act with respect to any business combination in which the only interested stockholder is Jay Shidler.

As discussed in Proposal 1D, Mr. Shidler, the Company’s founder and former Chairman of the Board of Directors, stepped down as Chairman and resigned from the Board of Directors on February 1, 2010, and since that time has not participated in the management of the Company. Moreover, according to reports filed with the SEC, Mr. Shidler is currently the beneficial owner of approximately 1.7% of the Company’s Common Stock, and has not in the past 2 years beneficially owned in excess of 6.9% of the Company’s Common Stock. As such, Mr. Shidler is not currently an “interested stockholder” for purposes of the Maryland Business Combination Act.

In light of Mr. Shidler’s reduced ownership of the Company, and the cessation of his involvement in the management of the Company, the Board of Directors has determined that it is no longer appropriate for the Charter to include an express exemption from the Maryland Business Combination Act for transactions in which Mr. Shidler is the only “interested stockholder.” As such, and with the express intention the Maryland Business Combination Act shall apply to the Company and to each and all of its stockholders, the Board of Directors has unanimously approved, and recommends that all stockholders approve, an amendment to the Charter to delete Article XIII in its entirety.

The Board of Directors recommends a vote FOR this proposal to approve the amendment to our Charter to delete Article XIII in its entirety.

AMENDMENT AND RESTATEMENT OF THE COMPANY’S BYLAWS

The Board of Directors has approved, subject to stockholder approval of each of the Charter Proposals, the Amended Bylaws, in order to modify our Existing Bylaws so as to conform with the Charter amendments and/or comply with current market practices and corporate governance best-practices. The modifications to our Existing Bylaws do not require stockholder action. These Amended Bylaws will only take effect if each of the Charter Proposals is approved by our stockholders. The general description of these proposed modifications presented below is qualified in its entirety by reference to the complete text of the Amended Bylaws, which are attached as Appendix B to this Proxy Statement. Additions to the Existing Bylaws are indicated by underlined text and deletions from the Existing Bylaws are indicated by strike-through text.

Deletion of Director Removal Standard

As discussed in Proposal 1B, the Existing Bylaws currently provide that a director may only be removed by the stockholders for cause. The MGCL provides that, absent a provision in a company’s charter to the contrary, a member of a board of directors that is not classified may be removed by a majority vote of the stockholders, with or without cause. As such, if each of the Charter Proposals were approved, the director removal standard currently set forth in the Existing Bylaws would have no legal effect and could potentially be misleading. The Board of Directors has thus approved an amendment to Section 2.13 of the Existing Bylaws to provide that directors of the Company may be removed only as provided in the Company’s Charter. We urge you to review carefully this modification to Section 2.13 of the Existing Bylaws, as set forth in Appendix B, in its entirety because this summary may not contain all of the information concerning this modification that is important to you.

PROXY STATEMENT

Modification of Advance Notice Bylaw

Our Existing Bylaws provide that any stockholder of record wishing to nominate a director or have a stockholder proposal considered at an annual meeting must provide written notice and certain supporting documentation to the Company relating to the nomination or proposal not less than 75 days nor more than 180 days prior to the anniversary date of the prior year’s annual meeting or special meeting in lieu thereof. The Board of Directors has determined that, since the adoption of this “advance notice” bylaw by the Company, market practices have changed such that many advance notice bylaws now require that written notice relating to a nomination or proposal be submitted by stockholders not less than 120 days nor more than 150 days before the anniversary date of the mailing date of the proxy statement for the prior year’s annual meeting (the “Mailing Date Anniversary”). The Board of Directors has thus approved modifications to Section 1.3 and Section 2.4 of the Existing Bylaws to provide that any stockholder of record wishing to nominate a director or have a stockholder proposal considered at an annual meeting must provide written notice and certain supporting documentation to the Company relating to the nomination or proposal not less than 120 days nor more than 150 days prior to the Mailing Date Anniversary. We urge you to review carefully these amendments to Section 1.3 and Section 2.4 of the Existing Bylaws, as set forth in Appendix B, in its entirety because this summary may not contain all of the information concerning this amendment that is important to you. Additionally, we urge you to review the potential anti-takeover effects of our advance notice provision discussed in “Anti-Takeover Effects”.

Plurality Vote Standard in Contested Elections of Directors

Our Existing Bylaws currently provide that a majority of the votes cast at a meeting of our stockholders duly called and at which a quorum is present shall be sufficient to take or authorize action upon any matter which is properly brought before the meeting, unless more than a majority of the votes cast is specifically required by statute, the Charter or the Existing Bylaws. As such, our directors are elected by a majority of the votes cast in the election of directors.

As a part of its review of our corporate governance, our Board of Directors determined that it is in the best interests of the Company and our stockholders to retain a majority vote standard in uncontested director elections. The Board of Directors concluded that the retention of a majority vote standard will reinforce the Board’s accountability to our stockholders, by requiring that a nominee must obtain more “For” than “Against” votes in order to be elected.

The Board of Directors believes, however, that a plurality vote standard should be implemented in contested director elections. Under this plurality vote standard, the director nominees who receive the highest number of affirmative votes cast for each seat on the Board are elected as directors. Accordingly, a director may be elected without receiving a majority of votes cast “For” his or her election and even if the number of “Withheld” votes exceeds the number of “For” votes. If a majority vote standard is used in a contested election, fewer candidates could be elected to the board than the number of authorized board seats.

Additionally, because the Company is incorporated in Maryland, our Board of Directors also has approved amendments to our Corporate Governance Guidelines so as to add a director resignation policy consistent with the majority vote standard in uncontested elections. Under the MGCL, even if an incumbent director does not receive the vote required for re-election, that director will continue to serve as a “holdover director” until a successor is elected and qualified. The amended Corporate Governance Guidelines will require each incumbent nominee to submit an irrevocable contingent resignation letter prior to the mailing of the proxy statement for an annual meeting at which the nominee’s candidacy will be considered. If the nominee does not receive more votes cast “For” than “Against” their election, our Nominating/Corporate Governance Committee will recommend to the Board of Directors that it accept the nominee’s contingent resignation, unless it determines that acceptance of the resignation would not be in the Company’s best interests. The Board of Directors will decide whether to accept or reject the contingent resignation offer at its next regularly scheduled meeting, but in no event later than 120 days following certification of the election results. The Board’s decision and its reasons will be promptly disclosed in a periodic or current report filed with the SEC.

PROXY STATEMENT

We urge you to review carefully this amendment to Section 1.8 of the Existing Bylaws, as set forth in Appendix B, in its entirety because this summary may not contain all of the information concerning this amendment that is important to you.

General Updating Amendments

In addition to the modifications described above, the Board of Directors has approved various modifications to the Existing Bylaws to make conforming changes consistent with the Charter Proposals, to fix typographical errors, to delete or modify outdated provisions and to update notice provisions and provisions relating to the conduct of annual and special meetings to conform with current industry and market standards.

Anti-Takeover Effects

Our Board of Directors unanimously recommends that the Charter amendments be approved for the reasons set forth in this Proxy Statement. You should be aware, however, that certain of the proposed Charter amendments, in particular amending the Charter (a) to provide that, consistent with the Company’s current director removal standard, directors may be removed by the stockholders of the Company only for cause and (b) to modify Article IX of the Charter as described in Proposal 1C, may have anti-takeover effects in that such amendments may impede the removal of incumbent directors and restrict the ability of a stockholder to accumulate substantial holdings of our Common Stock, respectively. Proposals 1B and 1C have not been made in response to, and are not being presented to deter, any effort to obtain control of the Company and are not being proposed as anti-takeover measures. Nevertheless, these Charter amendments may have the effect of impeding the removal of incumbent directors and management, even if such removal may be beneficial to all of our stockholders. In addition, these Charter amendments may impede or discourage an acquisition of our Common Stock, tender offer or other transaction, even if such a transaction may be favorable to the interests of some or all of our stockholders. This might prevent our common stockholders from realizing an opportunity to sell all or a portion of their shares of our stock at higher than market prices. For these reasons, our incumbent directors and executive officers may have an interest in the approval of the Charter amendments that other stockholders of our Company may not share.

The anti-takeover effect of Proposals 1B and 1C should also be considered in light of other existing circumstances applicable to us, which could also have the effect of preventing a change of control. For example, if each of the Charter Proposals is approved by our stockholders, certain provisions of our Charter and our Amended Bylaws could have the effect of discouraging, delaying or preventing transactions that involve an actual or threatened change in control of our Company. These provisions include the following:

•

Preferred Stock. Under our Charter, our Board of Directors has the power to issue preferred stock from time to time in one or more series and to establish the terms, preferences and rights of any such series of preferred stock, all without approval of our stockholders.

•	Advance Notice Bylaws. Our Amended Bylaws require advance notice procedures with respect to nominations of directors and shareholder proposals.

•

Stockholder Action by Written Consent. Our Amended Bylaws contain a provision that permits our stockholders to take action by written consent in lieu of an annual or special meeting of stockholders only if the unanimous consent of the stockholders is obtained.

•

Ability of Stockholders to Call Special Meeting. Under our Amended Bylaws, we are only required to call a special meeting at the request of the stockholders if the request is made by at least a majority of all votes entitled to be cast by our stockholders generally in the election of directors.

•	Maryland Control Share Acquisition Act. Our Amended Bylaws contain a provision exempting acquisitions of our shares from the Maryland Control Share Acquisition Act.

PROXY STATEMENT

PROPOSAL 2

ELECTION OF DIRECTORS

Pursuant to the Company’s Charter, the maximum number of members allowed to serve on the Company’s Board of Directors is twelve. Following the resignation of Kevin W. Lynch from the Board of Directors on February 25, 2013, the Board of Directors of the Company reduced its size from seven seats to six seats. The Board of Directors is divided into three classes, with the directors in each class serving for a term of three years and until their successors are duly elected and qualify. The term of one class expires at each Annual Meeting of Stockholders. Pursuant to the Existing Bylaws, vacancies on the Board of Directors may be filled by a majority vote of the directors, and directors elected to fill vacancies shall hold office until the next Annual Meeting of Stockholders.

Our Board of Directors has approved an amendment to our Charter that, if approved by the stockholders at this Annual Meeting (together with the other Charter Proposals), will eliminate the three-year staggered terms of our directors effective at the Annual Meeting. As a result, if all of the Charter Proposals are approved by our stockholders, any directors whose terms do not expire at this Annual Meeting will resign and have been nominated to stand for election to a one-year term expiring at the 2014 Annual Meeting of Stockholders, and the three directors whose terms expire at this Annual Meeting have also been nominated to stand for election to a one-year term expiring at the 2014 Annual Meeting of Stockholders. If our stockholders do not approve all of the Charter Proposals, this Proposal 2 will not be submitted to a vote of our stockholders at the Annual Meeting, and instead Proposal 3 (Election of Classified Directors) will be submitted in its place.

The Board of Directors has nominated Matthew S. Dominski, Bruce W. Duncan, H. Patrick Hackett, Jr., John Rau, L. Peter Sharpe and W. Ed Tyler to serve as directors (the “Nominees”). All of the Nominees are currently serving as directors of the Company. Each of the Nominees has consented to be named as a nominee in this Proxy Statement. The Board of Directors anticipates that each of the Nominees will serve as a director if elected. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will vote for the election of such other person or persons as the Board of Directors may recommend.

The Board of Directors recommends a vote FOR the Nominees.

INFORMATION REGARDING THE NOMINEES

The following biographical descriptions set forth certain information with respect to the six Nominees for election as directors and certain executive officers, based on information furnished to the Company by such persons. The following information is as of March 19, 2013, unless otherwise specified.

Matthew S. Dominski	Director since 2010

Mr. Dominski, 58, has been a director of the Company since March 2010. He also presently serves as a director of CBL & Associates Properties, Inc., one of the largest shopping mall real estate investment trusts in the United States. From 1993 through 2000, Mr. Dominski served as Chief Executive Officer of Urban Shopping Centers (“Urban”), formerly one of the largest regional mall property companies in the country and also a publicly traded real estate investment trust. Following the purchase of Urban by Rodamco North America in 2000, Mr. Dominski served as Urban’s President until 2002. In 2003, Mr. Dominski formed Polaris Capital, LLC, a Chicago, Illinois based real estate investment firm of which he currently is joint owner. From 1998 until 2004, Mr. Dominski served as a member of the Board of Trustees of the International Council of Shopping Centers. Mr. Dominski’s extensive experience leading other public and private real estate companies, both as a senior executive and a director, is a valuable asset to the Board of Directors.

Bruce W. Duncan	Director since 2009

Mr. Duncan, 61, has been President, Chief Executive Officer and a Director of the Company since January 2009. He also presently serves as the chairman of the Board of Directors of Starwood Hotels & Resorts

PROXY STATEMENT

Worldwide, Inc. (NYSE: HOT) (“Starwood”), a leading worldwide hotel and leisure company, a position he has held since May 2005. From April 2007 to September 2007, Mr. Duncan served as Chief Executive Officer of Starwood on an interim basis. Mr. Duncan has served as a Director of Starwood since 1999 and as a trustee of the REIT subsidiary of Starwood from 1995 to 2006. He also was a senior advisor to Kohlberg Kravis & Roberts & Co. from July 2008 until January 2009. From May 2005 to December 2005, Mr. Duncan was Chief Executive Officer and Trustee of Equity Residential (NYSE: EQR) (“EQR”), a publicly traded apartment company. From January 2003 to May 2005, he was President, Chief Executive Officer and Trustee, and from April 2002 to December 2002, President and Trustee of EQR. From December 1995 until March 2000, Mr. Duncan served as Chairman, President and Chief Executive Officer of Cadillac Fairview Corporation, a real estate operating company. From January 1992 to October 1994, Mr. Duncan was President and Co-Chief Executive Officer of JMB Institutional Realty Corporation providing advice and management for investments in real estate by tax-exempt investors and from 1978 to 1992, he worked for JMB Realty Corporation where he served in various capacities, culminating as Executive Vice President and a member of the Board of Directors. Mr. Duncan’s extensive experience leading other publicly traded real estate companies, both as a senior executive and a director, is critical to his ability to lead the Company as its Chief Executive Officer, and is a valuable asset to the Board of Directors. Moreover, as the Company’s Chief Executive Officer, Mr. Duncan brings to our Board of Directors his in-depth knowledge of our business, strategy, operations, competition and financial position. Mr. Duncan’s membership on the Board of Directors is critical to ensuring appropriate coordination and communication between the Company’s executive officers and the Board of Directors.

H. Patrick Hackett, Jr.	Director since 2009

Mr. Hackett, 61, has been a director of the Company since December 2009. Mr. Hackett is the Chief Executive Officer of HHS Co., a real estate company located in the Chicago area. Previously, he served as the President and Chief Executive Officer of RREEF Capital, Inc. and as Principal of The RREEF Funds, an international commercial real estate investment management firm. Mr. Hackett taught real estate finance at the Kellogg Graduate School of Management for 15 years when he also served on the real estate advisory boards of Kellogg and the Massachusetts Institute of Technology. He serves on the boards of Wintrust Financial Corporation (NASDAQ: WTFC) and Textura Corporation. Mr. Hackett is a director of North Shore Bank. Mr. Hackett provides the Board of Directors with valuable real estate finance expertise, and the Board of Directors further benefits from Mr. Hackett’s experience on other boards in the financial services sector. In addition, Mr. Hackett’s financial expertise is valuable to the Company’s Audit Committee, which he has chaired since June 2010 and within which he is an “audit committee financial expert.”

John Rau	Director since 1994

Mr. Rau, 64, has been a director of the Company since June 1994. Since December 2002, Mr. Rau has served as President and Chief Executive Officer and as a director of Miami Corporation, a private asset management firm. From January 1997 to March 2000, he was a director, President and Chief Executive Officer of Chicago Title Corporation (NYSE: CTZ), and its subsidiaries, Chicago Title and Trust Co., Chicago Title Insurance Co., Ticor Title Insurance Co. and Security Union Title Insurance Co. Mr. Rau was a director of BorgWarner, Inc. from 1997 to 2006, a director of William Wrigley Jr. Company from March 2005 until the company was sold to Mars, Inc. in September 2008 and a director of Nicor, Inc. from 1997 until it was sold to AGL Resources Inc. in December 2011, and continues as a director of AGL Resources Inc. Mr. Rau is a director of BMO Financial Corp. and BMO/Harris Bank, and served as a director of LaSalle Bank, N.A. until its 2007 sale to Bank of America. From July 1993 until November 1996, Mr. Rau was Dean of the Indiana University School of Business. From 1991 to 1993, Mr. Rau served as Chairman of the Illinois Economic Development Board and as special advisor to Illinois Governor Jim Edgar. From 1990 to 1993, he was Chairman of the Banking Research Center Board of Advisors and a Visiting Scholar at Northwestern University’s J.L. Kellogg Graduate School of Management. During that time, he also served as Special Consultant to McKinsey & Company, a worldwide strategic consulting firm. From 1989 to 1991, Mr. Rau served as President and Chief Executive Officer of LaSalle National Bank. From 1979 to 1989, he was associated with The Exchange National Bank, serving as President from 1983 to 1989, at which time The Exchange National Bank merged with LaSalle

PROXY STATEMENT

National Bank. Prior to 1979, he was associated with First National Bank of Chicago. Mr. Rau’s extensive experience in the banking and title insurance industries provides the Board of Directors with valuable insight into the matters of corporate and real estate finance, as well as financial services management and risk management. Moreover, Mr. Rau’s financial expertise is valuable to the Company’s Audit Committee, on which he currently serves.

L. Peter Sharpe	Director since 2010

Mr. Sharpe, 66, has been a director of the Company since November 2010. He served as President and Chief Executive Officer of Cadillac Fairview Corporation from March 2000 through December 31, 2010. Prior to March 2000, Mr. Sharpe held various positions at Cadillac Fairview Corporation, including serving as its Executive Vice President of Operations from 1990 to 2000. Mr. Sharpe currently serves as a director of Postmedia Network Canada Corp., Morguard Corporation and Allied Properties Real Estate Investment Trust. From 2009 through 2010, Mr. Sharpe served as Chairman of the Board of Directors of the International Council of Shopping Centers, the global trade association of the shopping center industry, and also served as a director of Multiplan Empreendimentos Imobiliários S.A. (Bovespa: MULT3), one of the leading developers, owners and operators of shopping centers in Brazil. Previously, Mr. Sharpe served as a director on the boards of Legacy REIT, from 1997 to 2001, and Fairmont Hotels & Resorts, from 2001 to 2006. Mr. Sharpe’s experience managing large real estate development companies, and serving on the boards of real estate investment trusts, has provided him with real estate knowledge and corporate organizational skills that benefit our Board of Directors tremendously. In addition to his executive experience, inclusive of managing a substantial real estate entity for an institutional ownership constituency, Mr. Sharpe has a substantial background in real estate investment leasing and operations activities. Moreover, Mr. Sharpe’s financial expertise, and his experience serving on the Audit Committees of other publicly traded real estate companies, is valuable to the Company’s Audit Committee, on which he currently serves, and the Compensation Committee, of which he currently serves as Chairman.

W. Ed Tyler	Director since 2000

Mr. Tyler, 60, has been a director of the Company since March 2000, served as Lead Director from October 2008 to January 2009 and has served as non-executive Chairman of the Board of Directors since January 2009. Mr. Tyler also served as the Company’s interim Chief Executive Officer from October 2008 to January 2009. Mr. Tyler is a director of Nanophase Technologies Corporation (NASDAQ: NANX). Mr. Tyler was appointed CEO of Ideapoint Ventures in 2002. Ideapoint Ventures is an early stage venture fund that focuses on nanotechnologies. Prior to joining Ideapoint Ventures, Mr. Tyler served as Chief Executive Officer and a director of Moore Corporation Limited, a provider of data capture, information design, marketing services, digital communications and print solutions, from 1998 to 2000. Prior to joining Moore Corporation, Mr. Tyler served in various capacities at R.R. Donnelley & Sons Company, most recently as Executive Vice President and Chief Technology Officer, from 1997 to 1998, and as Executive Vice President and Sector President of Donnelley’s Networked Services Sector, from 1995 to 1997. Mr. Tyler’s extensive experience as a senior executive and director of other companies, both private and publicly traded, is extremely valuable to the Board of Directors. Moreover, this experience, coupled with Mr. Tyler’s prior service as interim Chief Executive Officer of the Company, affords Mr. Tyler a unique perspective, and helps him facilitate communications between the Company’s senior executives and the Board of Directors in his role as Chairman of the Board.

INFORMATION REGARDING EXECUTIVE OFFICERS AND OTHER SENIOR MANAGEMENT

Scott A. Musil

Mr. Musil, 45, has been Chief Financial Officer of the Company since March 2011 and Chief Accounting Officer of the Company since March 2006. He served as acting Chief Financial Officer of the Company from December 2008 to March 2011. Mr. Musil has also served as Senior Vice President of the Company since March 2001, Treasurer of the Company since May 2002 and Assistant Secretary of the Company since July 2012. Mr. Musil previously served as Controller of the Company from December 1995 to March 2012, Assistant Secretary of the Company from May 1996 to March 2012 and Vice President of the Company from May 1998 to March 2001. Prior to joining the Company, he served in various capacities with Arthur Andersen & Company,

PROXY STATEMENT

culminating as an audit manager specializing in the real estate and finance industries. Mr. Musil is a non-practicing certified public accountant. His professional affiliations include the American Institute of Certified Public Accountants and National Association of Real Estate Investment Trusts (“NAREIT”).

Johannson L. Yap

Mr. Yap, 50, has been the Chief Investment Officer of the Company since February 1997 and Executive Vice President — West Region since March 2009. From April 1994 to February 1997, he served as Senior Vice President — Acquisitions of the Company. Prior to joining the Company, Mr. Yap joined The Shidler Group in 1988 as an acquisitions associate, and became Vice President in 1991, with responsibility for acquisitions, property management, leasing, project financing, sales and construction management functions. Between 1988 and 1994, he participated in the acquisition, underwriting and due diligence of several hundred million dollars of commercial properties. His professional affiliations include Urban Land Institute, NAREIT and the Council of Logistics Management.

David Harker

Mr. Harker, 54, has been Executive Vice President — Central Region since March 2009. From April 2005 to March 2009 he served as Executive Director — Investments of the Company. From 2002 to April 2005, he served as a Senior Regional Director of the Company and from 1998 to 2002 he served as a Regional Director of the Company, with responsibility for the Company’s portfolio in Nashville, St. Louis, Louisville and Memphis. Prior to joining the Company, Mr. Harker was a Vice President of the Trammell Crow Company from 1992 to 1998. His professional affiliations include the Society of Industrial and Office Realtors.

Peter O. Schultz

Mr. Schultz, 50, has been Executive Vice President — East Region since March 2009. From January 2009 to March 2009 he served as Senior Vice President — Portfolio Management of the Company. From November 2007 to December 2008, he served as a Managing Director of the Company, with responsibility for the Company’s East Region. From September 2004 to November 2007, he served as a Vice President — Leasing of the Company, with responsibility for the Company’s leasing team and asset management plan implementation in the East Region. From January 2001 to September 2004, he served as a Senior Regional Director of the Company, with responsibility for the Company’s portfolio in Eastern Pennsylvania and Southern New Jersey. From March 1998 to December 2000, he served as a Regional Director of the Company, with responsibility for the Company’s portfolio in Eastern Pennsylvania. Prior to joining the Company, Mr. Schultz served as President and Managing Partner of PBS Properties, Inc. from November 1990 to March 1998, prior to which time he was Director of Marketing and Sales for the Pickering Group and Morgantown Properties. His professional affiliations include the National Association of Industrial and Office Properties.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board of Directors.    The Board of Directors currently consists of six seats. A majority of the members of the Board of Directors are independent as affirmatively determined by the Board of Directors. In determining the independence of its members, the Board of Directors applied the following standards:

1) The member must meet the definition of “Independent Director” contained in the Company’s Charter, which requires that he or she be neither an employee of the Company nor a member of The Shidler Group.

2) After taking into account all relevant facts and circumstances, the Board of Directors must determine that the member has no material relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Relationships to be considered include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

3) The member must satisfy the independence tests set forth in Section 303A.02(b) of the Listed Company Manual of the NYSE.

PROXY STATEMENT

Applying such standards, the Board of Directors has affirmatively determined that each of Messrs. Dominski, Hackett, Lynch, Rau, Sharpe and Tyler are independent directors.

The Board of Directors held six meetings and acted five times by unanimous consent during 2012. Each of the directors serving in 2012 attended at least 75% of the total number of meetings of the Board of Directors and of the respective committees of the Board of Directors of which he was a member. Although the Company does not have a formal policy regarding director attendance at Annual Meetings of Stockholders, all of the directors then serving attended the 2012 Annual Meeting of Stockholders. During 2012, Mr. Tyler, in his capacity as Chairman of the Board, presided at meetings of non-management directors.

The Board of Directors has adopted Corporate Governance Guidelines to reflect the principles by which it operates. These guidelines, as well as the charters of the Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee of the Board of Directors, are accessible at the investor relations pages of the Company’s website at www.firstindustrial.com and are available in print free of charge to any stockholder or other interested party who requests them. The Company has adopted a Code of Business Conduct and Ethics, which includes the principles by which the Company expects its employees, officers and directors to conduct Company business and which is accessible at the investor relations pages of the Company’s website at www.firstindustrial.com and is available in print free of charge to any stockholder or other interested party who requests it. The Company intends to post on its website amendments to, or waivers from, any provision of the Company’s Code of Business Conduct and Ethics. We also post or otherwise make available on our website from time to time other information that may be of interest to our investors and other interested parties. However, none of the information provided on our website is part of the proxy solicitation material. See “Other Matters — Incorporation by Reference” herein.

The Board of Directors has appointed an Audit Committee, a Compensation Committee, an Investment Committee and a Nominating/Corporate Governance Committee.

Audit Committee.    The Audit Committee is directly responsible for the appointment, discharge, compensation, and oversight of the work of any independent registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work. In connection with such responsibilities, the Audit Committee approves the engagement of independent public accountants, reviews with the independent public accountants the audit plan, the audit scope, and the results of the annual audit engagement, pre-approves audit and non-audit services and fees of the independent public accountants, reviews the independence of the independent public accountants and reviews the adequacy of the Company’s internal control over financial reporting.

In 2012, the Audit Committee consisted of Messrs. Hackett, Sharpe and Rau. Each of Messrs. Hackett, Sharpe and Rau, in the judgment of the Company’s Board of Directors, is independent as required by the listing standards of the NYSE and the rules of the SEC. Also, in the judgment of the Company’s Board of Directors, each member is financially literate as required by the listing standards of the NYSE. Further, in the judgment of the Company’s Board of Directors, Mr. Hackett is an “audit committee financial expert,” as such term is defined in the SEC rules, and has “accounting or related financial management expertise,” as defined in the listing standards of the NYSE. See Mr. Hackett’s biography above. Mr. Hackett is also the current Chairman of the Audit Committee. The Audit Committee met seven times in 2012.

Compensation Committee.    The Compensation Committee has overall responsibility for approving and evaluating the compensation plans, policies and programs relating to the executive officers of the Company. The Compensation Committee administers, and has authority to grant awards under, the First Industrial Realty Trust, Inc. 1994 Stock Incentive Plan (the “1994 Stock Plan”), the First Industrial Realty Trust, Inc. 1997 Stock Incentive Plan (the “1997 Stock Plan”), the First Industrial Realty Trust, Inc. Deferred Income Plan, the First Industrial Realty Trust, Inc. 2001 Stock Incentive Plan (the “2001 Stock Plan”), the First Industrial Realty Trust, Inc. 2009 Stock Incentive Plan (the “2009 Stock Plan”) and the 2011 Stock Incentive Plan (the “2011 Stock Plan”). Prior to Mr. Lynch’s resignation, the Compensation Committee consisted of Messrs. Tyler, Lynch and Sharpe, each of whom, in the judgment of the Company’s Board of Directors, is independent as required by the

PROXY STATEMENT

listing standards of the NYSE. Prior to his resignation, Mr. Lynch served as Chairman of the Compensation Committee. From and after Mr. Lynch’s resignation, the Compensation Committee consists of Messrs. Tyler and Sharpe, and Mr. Sharpe currently serves as the Chairman of the Compensation Committee. The Compensation Committee met ten (10) times in 2012.

Investment Committee.    The Investment Committee provides oversight and discipline to the investment process. Investment opportunities are described in written reports based on detailed research and analyses in a standardized format applying appropriate underwriting criteria. The Investment Committee meets with the Company’s acquisition personnel, reviews each submission thoroughly and approves acquisitions and dispositions of land of greater than $5 million and all other acquisitions, dispositions and development projects of greater than $20 million. The Investment Committee makes a formal recommendation to the Board of Directors for all acquisitions, dispositions and development projects in excess of $50 million. The membership of the Investment Committee currently consists of Messrs. Hackett, Dominski and Duncan. The Investment Committee met four times in 2012.

Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee recommends individuals for election as directors at the Annual Meeting of Stockholders of the Company and in connection with any vacancy that may develop on the Board of Directors. The Board of Directors, in turn, as a whole by a majority vote either approves all of the nominations so recommended by the Nominating/Corporate Governance Committee or rejects all of the nominations in whole, but not in part. In the event that the Board of Directors as a whole by a majority vote rejects the recommended nominations, the Nominating/Corporate Governance Committee would develop a new recommendation. In addition, the Nominating/Corporate Governance Committee develops and oversees the Company’s corporate governance policies. The membership of the Nominating/Corporate Governance Committee currently consists of Messrs. Dominski, Hackett and Rau, each of whom, in the judgment of the Company’s Board of Directors, is independent as required by the listing standards of the NYSE. Mr. Rau is the current Chairman of the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee met three times during 2012 and met in February 2013 to determine its nominations for this Proxy Statement.

The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders of the Company. In order for a stockholder to nominate a candidate for election as a director at an Annual Meeting, proper notice must be given in accordance with the bylaws of the Company to the Secretary of the Company. As described in Proposal 1, the Board of Directors has adopted Amended Bylaws relating to notice that must be provided to nominate a candidate for election as a director. If the Charter Proposals are adopted by the stockholders at this Annual Meeting, the Amended Bylaws will become effective and, to be timely, such notice of director nominees will be required to be provided to the Secretary of the Company not more than 150 days nor less than 120 days prior to the Mailing Date Anniversary. If the stockholders do not adopt each of the Charter Proposals at this Annual Meeting, the Amended Bylaws will not become effective and, to be timely, such notice of director nominees will be required to be provided to the Secretary of the Company not more than 180 days nor less than 75 days prior to the first anniversary of the preceding year’s Annual Meeting. The fact that the Company may not insist upon compliance with the requirements contained in its bylaws should not be construed as a waiver by the Company of its right to do so at any time in the future.

In general, it is the Nominating/Corporate Governance Committee’s policy that, in its judgment, its recommended nominees for election as members of the Board of Directors of the Company must, at a minimum, have business experience of a breadth, and at a level of complexity, sufficient to understand all aspects of the Company’s business and, through either experience or education, have acquired such knowledge as is sufficient to qualify as financially literate. In addition, recommended nominees must be persons of integrity and be committed to devoting the time and attention necessary to fulfill their duties to the Company. While the Nominating/Corporate Governance Committee has not adopted a formal diversity policy, diversity is one of the factors that the Nominating/Corporate Governance Committee considers in identifying director nominees. As part of the nomination process, the Nominating/Corporate Governance Committee evaluates how a particular individual would affect the diversity of the Company’s Board of Directors in terms of how that person may contribute to the Board of Directors’ overall balance of perspectives, backgrounds, knowledge, experience, skill sets and expertise in matters pertaining to the Company’s business.

PROXY STATEMENT

The Nominating/Corporate Governance Committee may identify nominees for election as members of the Board of Directors of the Company through its own sources (including through nominations by stockholders made in accordance with the Company’s bylaws), through sources of other directors of the Company, and through the use of third-party search firms. The Company has previously engaged a third party search firm to identify potential nominees and may do so again in the future. Subject to the foregoing minimum standards, the Nominating/Corporate Governance Committee will evaluate each nominee on a case-by-case basis, assessing each nominee’s judgment, experience, independence, understanding of the Company’s business or that of other related industries, and such other factors as the Nominating/Corporate Governance Committee concludes are pertinent in light of the current needs of the Company’s Board of Directors.

Communications by Stockholders and Other Interested Parties.    Stockholders of the Company and other interested parties may send communications to the Board of Directors as a whole, its individual members, its committees or its non-management members as a group. Communications to the Board of Directors as a whole should be addressed to “The Board of Directors”; communications to any individual member of the Board of Directors should be addressed to such individual member; communications to any committee of the Board of Directors should be addressed to the Chairman of such committee; and communications to non-management members of the Board of Directors as a group should be addressed to the Chairman of the Nominating/Corporate Governance Committee. In each case, communications should be further addressed “c/o First Industrial Realty Trust, Inc., 311 South Wacker Drive, Suite 3900, Chicago, Illinois 60606.” All communications will be forwarded to their respective addressees and, if a stockholder marks his or her communication “Confidential”, will be forwarded directly to the addressee.

Board Leadership Structure and Role in Risk Management.    Mr. Tyler is chairman of the Board of Directors. Mr. Tyler served as the Company’s interim Chief Executive Officer from October 22, 2008 until January 9, 2009. Prior to and since the completion of his service as interim Chief Executive Officer, Mr. Tyler has not served as an officer of the Company and, as discussed above, Mr. Tyler is an independent director as affirmatively determined by the Board of Directors. We believe that having board leadership independent of management helps ensure critical and independent thinking with respect to the Company’s strategy and performance. Mr. Duncan, the Company’s President and Chief Executive Officer, is also a member of the Board of Directors. The presence of Mr. Duncan on the Board of Directors helps to ensure that management’s insight is directly available to the directors in their deliberations.

The Board of Directors oversees the business of the Company and our stockholders’ interests in the long-term financial strength and overall success of the Company’s business. In this respect, the Board of Directors is responsible for overseeing the Company’s risk management. The Board of Directors delegates many of these functions to the Board’s committees. Each committee of the Board of Directors is responsible for reviewing the risk exposure of the Company related to the committees’ areas of responsibility and providing input to the Board of Directors on such risks. The Board of Directors and its committees regularly review material strategic, operational, financial, compensation and compliance risks with management.

For example, under its charter, the Audit Committee is required to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders, the systems of internal controls that management and the Board of Directors have established and the audit process. The Audit Committee is responsible for facilitating communication between the Company’s independent auditors and the Board of Directors and management, and for reviewing with the independent auditors the adequacy of the Company’s internal controls. The Audit Committee also reviews with management and the independent auditors significant risks which impact financial reporting and operations to which the Company is exposed, including risks faced in the ordinary course of business and risks resulting from extraordinary circumstances. In addressing these risks, the Audit Committee assesses management’s response and the effectiveness of the Company’s internal controls.

Similarly, the Compensation Committee strives to adopt compensation incentives that encourage appropriate risk-taking behavior that is consistent with the Company’s long-term business strategy. We do not believe that our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The

PROXY STATEMENT

Compensation Committee has focused on aligning our compensation policies with our stockholders’ long-term interests and avoiding short-term rewards for management or awards that encourage excessive or unnecessary risk taking. For example, a substantial amount of compensation provided to the Company’s executive officers is in the form of equity awards for which the ultimate value of the award is tied to the Company’s stock price and which are subject to long-term vesting schedules. In addition, annual cash and equity bonuses provided to management for 2012 were contingent upon the Company’s satisfaction of a prescribed level of “funds from operations,” which is a supplemental performance measure not included in generally accepted accounting principles (“GAAP”) commonly used to evaluate the performance of real estate investment trusts. Because these awards are directly tied to increased earnings and stock price, in line with our stockholders’ interests, we believe that none of these types of awards contribute to excessive or unnecessary risk taking.

DIRECTOR COMPENSATION

Directors of the Company who are also employees, namely Mr. Duncan (our Chief Executive Officer), receive no additional compensation for their services as a director.

Compensation of non-employee directors is reviewed annually by the Compensation Committee of the Board of Directors, which makes any recommendations of compensation changes to the entire Board of Directors. Non-employee directors are not entitled to retirement benefits, incentive compensation or perquisites, although they are reimbursed for their out-of-pocket expenses for meeting attendance.

Compensation for non-employee directors of the Company in 2012 consisted of an annual director’s fee equivalent in value to $120,000. No fees are paid for attendance at in-person or telephonic meetings of the Board of Directors and its committees. Additional annual fees for service as Chairman of the Board of Directors, Chairman of the Audit Committee, Chairman of the Compensation Committee and Chairman of the Nominating/Corporate Governance Committee are $50,000, $20,000, $10,000 and $10,000, respectively.

DIRECTOR COMPENSATION SUMMARY

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		All Other Compensation ($)	Total Compensation ($)
Matthew S. Dominski	$120,000	$0	(1)	$0	$120,000
H. Patrick Hackett, Jr.	$140,000	$0	(2)	$0	$140,000
Kevin W. Lynch	$130,000	$0	(3)	$0	$130,000
John Rau	$126,398	$0	(4)	$0	$126,398
L. Peter Sharpe	$120,000	$0	(5)	$0	$120,000
Robert J. Slater(6)	$46,828	$0	(7)	$0	$46,828
W. Ed Tyler	$170,000	$0	(8)	$0	$170,000

(1)	As of December 31, 2012, Mr. Dominski held 0 shares of unvested restricted Common Stock.

(2)	As of December 31, 2012, Mr. Hackett held 0 shares of unvested restricted Common Stock.

(3)	As of December 31, 2012, Mr. Lynch held 8,592 shares of unvested restricted Common Stock.

(4)	As of December 31, 2012, Mr. Rau held 5,666 shares of unvested restricted Common Stock.

(5)	As of December 31, 2012, Mr. Sharpe held 0 shares of unvested restricted Common Stock.

(6)	Mr. Slater’s service as a director concluded effective as of May 10, 2012.

(7)	As of December 31, 2012, Mr. Slater held 9,505 shares of unvested restricted Common Stock.

(8)	As of December 31, 2012, Mr. Tyler held 8,180 shares of unvested restricted Common Stock.

PROXY STATEMENT

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

2012 ACCOMPLISHMENTS

2012 was another successful year for the Company marked by continued execution of our strategy by driving value from leasing, strengthening our balance sheet and refining our portfolio through active asset management and new investment. Decisions by the Board of Directors on executive compensation are reflective of the Company’s strong performance during the year, including:

•

Delivering total return to shareholders of 37.6%, ranking 19th out of 111 REITs in the MSCI US REIT Index for all of 2012 (Source: REITZone Publications), and more than double the total return of the S&P 500;

•	Increasing portfolio occupancy to 89.9% at year-end 2012, up 200 basis points from year-end 2011;

•

Launching $115 million of new developments totaling 1.7 million square-feet comprised of the 300,000 square-foot First Chino Logistics Center in the Inland Empire in Southern California (subsequently leased in the first quarter of 2013), the 489,000 square-foot First Bandini Logistics Center in Bell, California (suburban Los Angeles), the 708,000 square-foot First Logistics Center in Central Pennsylvania, and a 156,000 square-foot leased expansion in Minneapolis, MN;

•	Acquiring the remaining 85% interest from our joint venture partner of a 390,000 square-foot distribution center in York, PA with a total investment of $21.8 million, including our original interest;

•	Leasing First Inland Logistics Center, our 692,000 square-foot speculative development in the Inland Empire in Southern California;

•	Selling $85.6 million of assets as part of our asset management strategy to upgrade the portfolio; and

•

Continuing to strengthen our balance sheet through a combination of strong operating results and capital markets activities, including debt buybacks, equity and secured debt issuances and a preferred stock redemption.

OBJECTIVES AND DESIGN OF COMPENSATION PROGRAM

The Company maintains the philosophy that compensation of its executive officers and other employees should serve the best interests of the Company’s stockholders. Accordingly, the Company believes that its executive compensation program should not only serve to attract and retain talented and capable individuals, but should also provide them with proper incentives linked to performance criteria that are designed to maximize the Company’s overall performance. To this end, the Company’s compensation program consists of a mix of compensation that is intended to compensate executive officers for their contributions during the year, and to reward them for achievements that lead to increased Company performance and increases in stockholder value.

THE EXECUTIVE COMPENSATION PROCESS AND THE ROLE OF EXECUTIVE OFFICERS IN COMPENSATION DECISIONS

The Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) has overall responsibility for approving and evaluating the compensation plans, policies and programs relating to the executive officers of the Company. The Compensation Committee typically formulates senior executive compensation beginning in the month of December preceding and in the first quarter of the applicable fiscal year, by setting that year’s salary and, if applicable, target maximum cash and equity bonus for the Chief Executive Officer, the Chief Financial Officer and other senior executive officers (“Senior Management”). Also, typically, in the first quarter of the applicable fiscal year, the Compensation Committee adopts, and the full Board of Directors ratifies, the performance criteria to be used in determining the incentive compensation of Senior Management (other than those covered by separate plans or agreements) for that year. Then, after the end of the applicable fiscal year, the Compensation Committee meets to determine incentive compensation to be paid to Senior Management with respect to that year, pursuant to the performance criteria or, as applicable, pursuant to separate plans or agreements. Per such determination, the Company pays cash bonuses, typically in February or March, and issues restricted Common Stock, typically in March.

PROXY STATEMENT

Historically, the Company’s Chief Executive Officer and Chief Financial Officer have participated in meetings with the Compensation Committee at various times throughout the year. During the first quarter of the applicable fiscal year, they typically meet with the Compensation Committee to present and discuss recommendations with respect to the applicable fiscal year’s salaries and target maximum cash and equity bonuses for Senior Management not covered by separate plans or agreements. Also, in the first quarter of each year, they typically meet with the Compensation Committee to present and discuss recommendations with respect to incentive compensation for the year just ended. In addition, they traditionally meet with the Compensation Committee regarding employment agreements that the Company has entered into (if any), and assist the Compensation Committee in providing compensation information to outside consultants engaged to evaluate the Company’s compensation programs.

Periodically, though not every year, the Company and the Compensation Committee engage the services of outside consultants to evaluate the Company’s executive compensation program. In 2008, and again in 2012, the Compensation Committee retained FPL Associates L.P. (“FPL”), an independent outside consultant, to review the appropriateness of the compensation of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Investment Officer, Executive Vice Presidents and certain other members of management. Consistent with recently adopted SEC rules, the Company has assessed whether the work of FPL raises any conflict of interest and has determined that the retention of FPL to advise the Compensation Committee concerning executive compensation matters does not create a conflict of interest.

In 2012, the Compensation Committee reviewed and approved the terms of a new employment agreement with Mr. Duncan, the Company’s President and Chief Executive Officer. In connection with this review, the Compensation Committee retained FPL to assist with this review and to revisit the appropriateness of the compensation of the Company’s executive officers. As part of this most recent review, FPL surveyed two separate peer groups, each comprised of 30 real estate companies. The first peer group, which was referenced primarily to gauge the general appropriateness of the Company’s overall executive compensation structure, included the following companies, 15 of which have a total capitalization smaller than the Company’s and 15 of which have a total capitalization larger than the Company’s: Acadia Realty Trust; American Assets Trust, Inc.; Ashford Hospitality Trust, Inc.; Colonial Properties Trust; CubeSmart; DCT Industrial Trust Inc.; DiamondRock Hospitality Company; Dupont Fabros Technology, Inc.; EastGroup Properties, Inc.; EPR Properties; Equity One, Inc.; Extra Space Storage Inc.; Felcor Lodging Trust Incorporated; Glimcher Realty Trust; Hersha Hospitality Trust; LaSalle Hotel Properties; Lexington Realty Trust; Medical Properties Trust, Inc.; Omega Healthcare Investors, Inc.; Pennsylvania Real Estate Investment Trust; Post Properties, Inc.; PS Business Parks, Inc.; RLJ Lodging Trust; Saul Centers, Inc.; Sovran Self Storage, Inc.; Strategic Hotels & Resorts, Inc.; Sun Communities, Inc.; Sunstone Hotel Investors, Inc.; W. P. Carey Inc.; and Washington Real Estate Investment Trust. Given the Compensation Committee’s belief that Mr. Duncan’s skills and experience, including as former Chief Executive Officer of EQR and as former interim Chief Executive Officer of Starwood, are commensurate with executives at our largest and most sophisticated peers, and that any candidate who might replace Mr. Duncan would most likely need to be drawn from such a pool, a second peer group was utilized, for purposes of Mr. Duncan’s contract renewal, to gain insight into the compensation generally paid to chief executives of larger REITs. This peer group included the following 30 companies, all with a total capitalization larger than the Company’s: American Campus Communities, Inc.; Ashford Hospitality Trust, Inc.; BioMed Realty Trust, Inc.; Brandywine Realty Trust; BRE Properties, Inc.; Brookdale Senior Living Inc.; Colonial Properties Trust; DCT Industrial Trust Inc.; Dupont Fabros Technology, Inc.; EPR Properties; Equity Lifestyle Properties, Inc.; Equity One, Inc.; Extra Space Storage Inc.; Highwoods Properties, Inc.; Kilroy Realty Corporation; LaSalle Hotel Properties; Lexington Realty Trust; Mack-Cali Realty Corporation; Mid-America Apartment Communities, Inc.; National Retail Properties, Inc.; Omega Healthcare Investors, Inc.; Pennsylvania Real Estate Investment Trust; Piedmont Office Realty Trust, Inc.; Post Properties, Inc.; PS Business Parks, Inc.; Regency Centers Corporation; RLJ Lodging Trust; Sunstone Hotel Investors, Inc.; Tanger Factory Outlet Centers, Inc.; and Washington Real Estate Investment Trust. The Compensation Committee used these surveys not as a benchmark per se, but rather to gauge generally the appropriateness of the compensation under Mr. Duncan’s new employment agreement and the appropriateness of the Company’s executive compensation programs.

PROXY STATEMENT

In reviewing and approving the terms of Mr. Duncan’s new employment agreement and the compensation provided for thereunder, the Compensation Committee considered, among other things:

•	Mr. Duncan’s experience and skill;

•

Mr. Duncan’s reputation in the industry, and the positive effect it has had and will continue to have on the Company’s credibility in the capital market, inclusive of creating and maintaining investor confidence in the Company as an effective and reliable custodian of capital;

•

The transformative impact that Mr. Duncan has had on the Company’s corporate culture and the success of the Company during Mr. Duncan’s tenure, notwithstanding the challenges that he inherited and a challenging overall economic environment;

•	Mr. Duncan’s leadership abilities and the cohesive and stabilizing impact that he has had and will continue to have in the executive ranks and at all levels within the Company; and

•	The difficulty in identifying, and the compensation that would likely be payable to, an equally capable alternative candidate for the position.

In conjunction with entering into the employment agreement, the Company granted to Mr. Duncan 200,000 restricted shares of the Company’s Common Stock. These shares are fully transferrable and will vest over a period of three years, with 33.33% vesting on each of December 17, 2013, 2014 and 2015. Also in connection with entering into the employment agreement, existing equity awards scheduled to vest in subsequent years will either vest in accordance with their terms or, if more favorable to Mr. Duncan, pursuant to the vesting terms set forth in the restricted stock agreement entered into in connection with his new employment agreement.

EXECUTIVE COMPENSATION COMPONENTS

The components of the Company’s executive compensation program are base salary, incentive bonuses (both cash and equity awards) and benefits/perquisites. Benefits/perquisites currently include premiums paid by the Company on term life insurance and long-term disability insurance; standard health, life and disability insurance; car allowances; a personal financial planning allowance in the case of Mr. Yap in accordance with his employment agreement; and, if and when approved by management, 401(k) matching contributions. In the past, benefits/perquisites have also included moving allowances.

Each component of the Company’s executive compensation program serves to attract and retain talented, capable individuals to the Company’s management ranks. Incentive bonuses serve the added purpose of providing such individuals with proper incentives linked to performance criteria that are designed to maximize the Company’s overall performance.

The Company considers base salary, incentive bonuses and benefits/perquisites as independent components of the Company’s executive compensation program. Base salary and benefits/perquisites are intended to compensate Senior Management for services rendered, and increases to their base salary are a function of individual performance and general economic conditions. Incentive bonuses, by contrast, are linked to, and are a function of, the achievement of performance criteria that are designed to maximize the Company’s overall performance. Historically, base salary and benefits/perquisites have constituted approximately 1/3 of Senior Management’s compensation in a typical year, while incentive bonus has made up approximately 2/3. Although this proportion may vary from year to year, this allocation between base salary and incentive compensation is consistent with the Compensation Committee’s compensation philosophy that Senior Management’s compensation should be largely tied to performance criteria designed to maximize the Company’s overall performance.

The Compensation Committee does not have a specific policy regarding the mix of cash and non-cash compensation awarded to Senior Management, although it believes that a significant portion of Senior Management compensation should be paid in the form of equity. For members of Senior Management with employment agreements, the mix of target maximum cash and non-cash incentive compensation they are entitled to receive is set forth in their respective employment agreements. Although the exact percentages vary among

PROXY STATEMENT

individuals, non-cash compensation makes up approximately 40% of the potential incentive compensation for executive officers as a group. For Mr. Duncan, annual bonuses will typically be payable in a combination of cash and shares of restricted Common Stock, and it is expected that the portion paid in Common Stock will be proportionate to the non-cash incentive compensation received by the Company’s senior executives generally.

When granting non-cash compensation to Senior Management, the Compensation Committee has typically utilized restricted Common Stock awards. Typically, these awards vest ratably over three years and, for awards granted under the 2010 Executive Officer Bonus Plan, the 2011 Executive Officer Bonus Plan and the 2012 Executive Officer Bonus Plan, these awards were denominated based on the closing price of the Company’s Common Stock on the day the Compensation Committee met to make its award determinations.

The Compensation Committee believes that restricted Common Stock awards and restricted stock unit awards play an important role in aligning management’s interests with those of the Company’s stockholders in that restricted Common Stock and restricted stock units (other than the vesting and transfer restrictions applicable to them) are economically identical to stockholders’ Common Stock. For this reason, restricted Common Stock and restricted stock unit awards have been a significant part of executive compensation, although the Compensation Committee may use other forms of equity compensation, such as stock options, in the future.

On July 7, 2010, July 12, 2011 and July 17, 2012, the Compensation Committee approved additional retention cash bonuses to certain employees of the Company, including members of Senior Management, other than Mr. Duncan.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2012 Annual Meetings of Stockholders, we conducted an advisory vote on executive compensation. While the results of this vote were non-binding, we believe that presenting this matter to our stockholders is an important means of obtaining investor feedback on our compensation policies. At the 2012 Annual Meeting, more than 96% of the votes cast in the vote on executive compensation (Proposal II) were in favor of our named executive officer compensation as disclosed in the proxy statement for that meeting, and as a result our named executive officer compensation was approved by our stockholders on an advisory basis. In light of this support, the Board of Directors and Compensation Committee elected not to make any changes to our executive compensation policies at this time.

We have determined that our stockholders should vote on a say-on-pay proposal each year, consistent with the preference expressed by our stockholders at the 2011 Annual Meeting. To the extent that the advisory vote indicates a lack of support for the compensation of our named executive officers as disclosed in the Proxy Statement, we plan to consider our stockholders’ concerns and expect that the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

SETTING EXECUTIVE COMPENSATION

Base Salary

The Company provides Senior Management with base salary to compensate them for services rendered during the fiscal year. The base salaries of Senior Management are a function of either the minimum base salaries specified in their employment agreements or the base salary negotiated at the time of their hire, and any subsequent increases to such base salaries approved by the Compensation Committee. In determining increases to such base salaries for the following year, the Compensation Committee considers individual performance of Senior Management in the most recently completed year, including organizational and management development and sales leadership exhibited from year-to-year and peer information provided by compensation consultants. The Compensation Committee also considers general economic conditions prevailing at the end of such year, when the increases for the following year are typically determined. For example, due to the general economic conditions prevailing at the end of 2009 and in order to conserve cash, no salary increases were approved for Mr. Duncan and the other members of Senior Management for 2010. In addition, effective August 1, 2010, salaries for Mr. Duncan and the other members of Senior Management were voluntarily reduced for the

PROXY STATEMENT

remainder of 2010. For 2011, recognizing that the economic conditions in effect during 2009 and 2010 had abated to a degree, the Compensation Committee approved salary increases aimed at restoring the salaries of members of Senior Management to levels in effect at the beginning of 2010. For 2012, the Compensation Committee approved salary increases for Senior Management of approximately 4% to compensate for prior years with no increases. In December 2012 we entered into a new employment agreement with Mr. Duncan that provides, among other things, for a minimum annual base salary of $850,000.

Annual Incentive Bonuses

The Company provides its senior executives with annual incentive compensation, which currently includes cash and equity awards, in the form of restricted Common Stock, to incentivize and reward them for Company and individual performance in specified areas that serve the best interests of the Company’s stockholders.

Performance Measures

As discussed in greater detail below, for 2012, 2011 and 2010 Messrs. Duncan, Musil, Yap, Harker and Schultz participated in an incentive compensation plan (each, an “Executive Officer Bonus Plan”) which was recommended by the Compensation Committee and adopted by the Board of Directors. Under each Executive Officer Bonus Plan, compensation determinations of the Compensation Committee were based on (1) the Company’s achievement above a minimum level of funds from operations (“FFO”) (1) per share per annum, as may be adjusted in the Compensation Committee’s discretion to, among other things, exclude the effects of impairment charges and certain other extraordinary items, (2) the target maximum cash and equity bonus opportunity of the executive officers, expressed as a percentage of their base salaries and (3) the Chief Executive Officer’s self-evaluation and individual recommendations, with respect to Messrs. Musil, Yap, Harker and Schultz, to the Compensation Committee.

In establishing these performance criteria, the Compensation Committee determined that FFO represented the best single measure to appropriately capture the Company’s performance, and adopted FFO as the sole performance criterion. Informed by the survey conducted in 2012 by our outside compensation consultant, FPL, as part of its evaluation of the Company’s executive compensation program, the Compensation Committee has since determined that additional criteria should also be considered in analyzing the Company’s performance. Therefore, although compensation determinations of the Compensation Committee under each Executive Officer Bonus Plan were based primarily on FFO, in evaluating the Company’s performance in 2013, the Compensation Committee will also consider same store net operating income growth as well as the Company’s fixed charge coverage ratio. Additionally, the Compensation Committee has assigned weighting factors to each of the performance categories, such that performance in certain categories will have a more pronounced impact than will performance in other categories. The weighting factors for each performance category are as follows:

Category	Weighting Factor
FFO per share	65%
Same store NOI growth	10%
Fixed charge coverage ratio	10%
Discretionary objectives	15%

2012 Executive Officer Bonus Plan

For 2012, Messrs. Duncan, Musil, Yap, Harker and Schultz participated in an incentive compensation plan (the “2012 Executive Officer Bonus Plan”) which was recommended by the Compensation Committee and adopted by the Board of Directors on March 8, 2012.

Achievement by the Company above certain minimum FFO thresholds for 2012 would generally qualify each executive officer covered by the 2012 Executive Officer Bonus Plan to receive a certain percentage of his stated target maximum cash and equity bonus opportunity (up to a maximum of 125%), depending on the level of

PROXY STATEMENT

FFO achieved (the “FFO Percentage”). For Messrs. Duncan and Yap, the targets are based on requirements in their employment agreements and subject to increase by the Compensation Committee; and, for Messrs. Musil, Harker and Schultz, the targets are a function of Company policy applicable to employees generally. In each case, the targets reflect the Compensation Committee’s belief that an individual’s incentive compensation should be comprised of approximately 60% cash compensation and 40% equity compensation.

The target maximum bonuses for 2012 for Messrs. Duncan, Musil, Yap, Harker and Schultz for purposes of the 2012 Executive Officer Bonus Plan were as follows:

Executive Officer	Target Maximum Cash Bonus (% of Base Salary)	Target Maximum Equity Bonus (% of Base Salary)
Bruce W. Duncan	200%	140%
Scott A. Musil	150%	100%
Johannson Yap	200%	140%
David Harker	150%	100%
Peter Schultz	150%	100%

(1)

FFO is a non-GAAP measure that the Company defined (for all 2012 purposes) as net income available to common stockholders and participating securities, plus depreciation and amortization on real estate minus accumulated depreciation and amortization on real estate sold less economic gains that are not included within the NAREIT definition. Investors in and analysts following the real estate industry utilize FFO, variously defined, as a supplemental performance measure. The Company considers FFO, given its wide use by and relevance to investors and analysts, an appropriate supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. In addition, FFO is commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO should not be considered as a substitute for net income available to common stockholders (calculated in accordance with GAAP) as a measure of results of operations or cash flows (calculated in accordance with GAAP) as a measure of liquidity. FFO as calculated by the Company may not be comparable to similarly titled, but differently calculated, measures of other REITs. Please see the reconciliation of FFO to net income available to common stockholders contained in our Current Report on Form 8-K dated February 21, 2013.

The Company established a bonus pool to be distributed among the members of Senior Management representing the aggregate cash and equity bonuses for an FFO Percentage of 90%. The Company’s FFO per share achieved for 2012 generally qualified each participant to receive cash and equity bonuses equal to 90% of their respective target maximum cash and equity bonuses. However, individual bonuses paid to the members of Senior Management from this bonus pool were not uniform, and the actual bonuses paid to the members of Senior Management varied from the 90% level (the “Individual Cash Percentage” and the “Individual Equity Percentage”; collectively, the “Individual Percentages”). The variability of the Individual Percentages applied to the members of Senior Management is attributable to differences in individual subjective performance evaluations. For example, the Compensation Committee rewarded Mr. Harker the highest overall percentage payout, in particular, for the Central region obtaining the highest overall occupancy levels in 2012. Notwithstanding the level of FFO per share achieved and, more importantly, the level of shareholder value delivered by the Company in 2012, Mr. Duncan again recommended relatively lower Individual Percentages for Mr. Yap and himself. In Mr. Duncan’s view, the Company’s most highly compensated employees should receive lower Individual Percentages than those of the rest of the team. The Compensation Committee accepted Mr. Duncan’s recommendation.

PROXY STATEMENT

The cash bonus payments and equity grants made in the first quarter of 2013 to each of our named executive officers, together with the applicable Individual Percentage, are reflected in the following table:

Executive Officer	Individual Cash Percentage (%)	Cash Bonus Paid ($)	Individual Equity Percentage (%)	Shares of Restricted Stock Granted
Bruce W. Duncan	75	1,200,000	90	60,759
Scott A. Musil	99	380,000	106	16,275
Johannson Yap	85	620,000	90	27,728
David Harker	110	380,000	122	16,878
Peter Schultz	100	360,000	108	15,672

For each of 2010 and 2011, Messrs. Duncan, Musil, Yap, Harker and Schultz participated in an incentive compensation plan which was recommended by the Compensation Committee and adopted by the Board of Directors on November 3, 2010 and March 10, 2011, respectively. Determinations regarding compensation under each plan were made by the Board of Directors in the same manner as the determinations made under the 2012 Executive Officer Bonus Plan as described above.

The cash bonus payments and equity grants made for the last three fiscal years to each of our named executive officers, together with the applicable Individual Percentage, are reflected in the following table:

Executive Officer	Year	Individual Cash Percentage (%)	Cash Bonus Paid ($)	Individual Equity Percentage (%)	Grant Date Market Value
Bruce W. Duncan	2012	75	1,200,000	90	1,007,992
	2011	81	1,292,000	81	906,999
	2010	62	975,000	70	767,412
Scott A. Musil	2012	99	380,000	106	270,002
	2011	84	313,000	84	208,998
	2010	77	255,878	82	180,004
Johannson Yap	2012	85	620,000	90	460,008
	2011	81	589,000	81	414,003
	2010	63	450,000	70	350,232
David Harker	2012	110	380,000	122	280,006
	2011	94	324,000	94	216,002
	2010	85	286,856	70	157,906
Peter Schultz	2012	100	360,000	108	259,998
	2011	89	319,000	89	212,494
	2010	96	336,670	70	164,450

Long-Term and Retention Bonus Plans

Long-Term Bonus Plan

On July 13, 2009, the Compensation Committee approved certain long-term incentive awards (collectively, the “Long-Term Bonus Awards”) to certain employees of the Company, including certain members of Senior Management other than Mr. Duncan, to align the interests of Messrs. Musil, Yap, Harker and Schultz with the interests of Mr. Duncan. Grantees of a Long-Term Bonus Award were issued a specified number of restricted stock units (the “Senior Management Performance RSUs”), each of which represents the right to receive, upon vesting, one share of the Company’s Common Stock plus any dividend equivalents that have accrued prior to the date of vesting.

PROXY STATEMENT

The Senior Management Performance RSUs and associated dividend equivalents have a performance-based vesting component and a service-based vesting component, and each Senior Management Performance RSU vests upon the later to occur of the satisfaction of the relevant performance-based and service-based vesting component. The performance-based component is satisfied with respect to installments of 25% of the Senior Management Performance RSUs in the event that the Company maintains, for a period of 15 consecutive trading days prior to June 30, 2014, stock price targets of $9.00, $13.00, $17.00 and $21.00, respectively. The service-based component, which is subject to a grantee’s continued employment over a period of four years, is satisfied with respect to 25% of the Senior Management Performance RSU’s on each of June 30, 2010, 2011, 2012 and 2013. Upon the consummation of a change of control of the Company, all Senior Management Performance RSUs vest in full. In the event of a termination of a grantee’s employment due to his death or disability, each unvested Senior Management Performance RSU vests to the extent that:

•	the service-based component relating to that Senior Management Performance RSU would have been satisfied had the grantee remained employed for an additional 24 months; and

•

the performance-based component relating to that Senior Management Performance RSU is satisfied at any time through the earlier of the 24-month anniversary of the grantee’s termination and June 30, 2014.

All vested Senior Management Performance RSUs will be distributed in shares of the Company’s Common Stock. At the Company’s option, the Company may pay dividend equivalents in cash or Common Stock. The Senior Management Performance RSU awards awarded to our named executive officers other than Mr. Duncan were as follows:

Executive Officer	Senior Management Performance RSUs
Scott A. Musil	28,000
Johannson Yap	40,000
David Harker	28,000
Peter Schultz	28,000

The performance-based component was satisfied with respect to 25% of the Senior Management Performance RSUs on each of (i) January 24, 2011 when the Company had maintained for a period of 15 consecutive trading days a stock price target of $9.00 and (ii) October 17, 2012 when the Company had maintained for a period of 15 consecutive trading days a stock price target of $13.00. Additionally, on each of June 30, 2010, 2011 and 2012, the service-based component was satisfied with respect to 25% of the Senior Management Performance RSUs.

The Long-Term Bonus Awards were intended by the Compensation Committee to be commensurate with awards issued to similarly situated individuals under comparable long-term bonus plans adopted by some of our peers. In this regard the Compensation Committee relied in part on the survey conducted in 2008 by our outside consultant, FPL, discussed above, with a particular focus on the long-term incentive plans adopted by AMB Property Corporation, Eastgroup Properties, Inc., ProLogis and DCT Industrial Trust Inc. The Compensation Committee did not use this survey as a benchmark, but rather to gauge generally the appropriateness of the levels of compensation payable to its executive officers in connection with the Long-Term Bonus Awards.

Mr. Yap’s receipt of a larger Long-Term Bonus Award than Messrs. Musil, Harker and Schultz was an acknowledgement of Mr. Yap’s additional responsibilities as Chief Investment Officer, in addition to his role as head of the Company’s West Region.

The Company is currently evaluating a new long-term bonus plan with a continued focus on long-term stockholder value creation.

PROXY STATEMENT

2012 Retention Bonus Plan

On July 17, 2012 the Compensation Committee approved additional service-based incentive awards to certain employees of the Company, including members of Senior Management other than Mr. Duncan, to promote retention of employees that were important to the ongoing repositioning of the Company. Under the 2012 Retention Bonus Plan grantees who remain employed with the Company through and including June 30, 2013 are eligible for a specified cash bonus (the “2012 Retention Cash Bonus”). In the event (i) a grantee’s employment with the Company is terminated on or prior to June 30, 2013 as a result of grantee’s death or by the Company due to grantee’s disability or (ii) a change of control is consummated on or prior to June 30, 2013 and the grantee remains employed with the Company through the date of such change of control, the grantee is eligible for an amount in cash equal to one times the 2012 Retention Cash Bonus, in lieu of the 2012 Retention Cash Bonus. The 2012 Retention Cash Bonus awards for our named executive officers, other than Mr. Duncan, are as follows:

Executive Officer	2012 Retention Cash Bonus
Scott A. Musil	$135,555
Johannson Yap	$193,650
David Harker	$135,555
Peter Schultz	$135,555

No shares of restricted Common Stock or restricted stock units were granted under the 2012 Retention Bonus Plan.

Awards under the 2012 Retention Bonus Plan were intended by the Compensation Committee to be commensurate with awards issued to similarly situated individuals under comparable retention bonus plans adopted by some of our peers. In this regard the Compensation Committee relied in part on the survey discussed above conducted in 2008 by our outside consultant, FPL, as part of its evaluation of the Company’s executive compensation program.

Mr. Yap’s receipt of a larger 2012 Retention Cash Bonus than Messrs. Musil, Harker and Schultz was an acknowledgement of Mr. Yap’s additional responsibilities as Chief Investment Officer, in addition to his role as head of the Company’s West Region.

The Company granted similar retention bonuses in 2010 and 2011.

Benefits/Perquisites

The Company provides Senior Management with certain benefits/perquisites, which, depending on the officer, have included premiums paid by the Company on term life insurance and long-term disability insurance, car allowances, personal financial planning allowances, and, when applicable, moving and housing allowances. Senior Management, along with all of the Company’s other full time employees, are also eligible to receive 401(k) matching contributions and standard health, life and disability insurance. Premiums have been paid by the Company on term life insurance and long-term disability insurance and personal financial planning allowances have been provided only to those with, and as specified in, employment agreements. Any car allowances are a function of the market rates to lease and operate an executive class vehicle prevailing when the allowance was set. 401(k) matching payments are a function of each member of Senior Management’s contribution to his 401(k) account during the year and the percentage match which the Board of Directors determines to apply to the Company’s 401(k) Plan for that year. Standard health, life and disability insurance benefits are a function of the group benefit packages the Company is able to negotiate with third party providers.

Termination and Change-in-Control Triggers

Certain members of Senior Management have an employment agreement, and all Senior Management have agreements in respect of their restricted Common Stock awards or restricted stock unit awards granted pursuant

PROXY STATEMENT

to the Company’s Stock Plans, and such agreements specify events, including involuntary termination and change-in-control, that trigger the payment of cash and/or vesting in restricted Common Stock or restricted stock unit awards. The Company believes having such events as triggers for the payment of cash and/or vesting in restricted Common Stock or restricted stock unit awards promotes stability and continuity of management. See “Potential Payments Upon Termination or Change of Control” below for more information on the payments triggered by such events.

Stock Ownership Guidelines and Other Policies

The stock ownership guidelines for the Company’s directors and senior executive officers are as follows:

Position	Retainer/ Base Salary Multiple
Directors	3x
Chief Executive Officer	5x
Chief Financial Officer, Chief Investment Officer and Executive Vice Presidents	4x

The stock ownership goal for each person subject to the ownership guidelines is determined on an individual basis, using their current retainers or base salaries and using the greater of (i) the market price on the date of purchase or grant of such Common Stock (or equity valued by reference to Common Stock) or (ii) the market price of such Common Stock (or equity valued by reference to Common Stock) as of the date compliance with the stock ownership guidelines is measured. For directors and executives who were in office as of January 1, 2008, the stock ownership goal must have been achieved by January 1, 2013. All such directors and senior executive officers achieved their respective stock ownership goals as of January 1, 2013. For persons assuming a director or executive level position after January 1, 2008, the stock ownership goal is determined using their retainers and base salaries in effect on the date they become subject to the ownership guidelines and must be achieved within five years after that date. In addition, our insider trading policy prohibits our employees from engaging in hedging transactions with respect to our shares. A copy of the Stock Ownership Guidelines can be found on the Investor Relations/Corporate Governance section of the Company’s website at www.firstindustrial.com.

Stock Retention Requirements

Until the directors and senior executive officers reach their respective stock ownership goal, they will be required to retain shares that are owned on the date they became subject to the Stock Ownership Guidelines and at least seventy-five percent (75%) of “net shares” delivered through the Company’s executive compensation plans. “Net shares” deducts from the number of shares obtained by exercising stock options or through the vesting of awards the number of shares the director or executive sells to pay exercise costs or taxes. If the director or executive transfers an award to a family member, the transferee becomes subject to the same retention requirements. Until the director and executive stock ownership goals have been met, shares may be disposed of only for one or more of the exclusion purposes as set forth in the Company’s Stock Ownership Guidelines.

Tax Implications

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally limits the deductible amount of annual compensation paid by a public company to a “covered employee” (the chief executive officer and four other most highly compensated executive officers of the Company) to no more than $1 million. The Company does not believe that Section 162(m) of the Code is applicable to its current arrangements with its executive officers.

PROXY STATEMENT

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of the Company has reviewed, and discussed with management, the Compensation Discussion and Analysis included above in this Proxy Statement. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in this Proxy Statement and, through incorporation by reference from this Proxy Statement, the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2012.

Submitted by the Compensation Committee:

L. Peter Sharpe, Chairman

W. Ed Tyler

PROXY STATEMENT

EXECUTIVE SUMMARY COMPENSATION TABLE

The Summary Compensation Table below sets forth the aggregate compensation for Bruce W. Duncan, the Company’s President and Chief Executive Officer; Scott A. Musil, the Company’s Chief Financial Officer; and certain of the Company’s other highly compensated executive officers. The 2012 Grants of Plan Based Awards Table following the Summary Compensation Table provides additional information regarding incentive compensation granted by the Company to these officers in 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(2)	Total ($)
Bruce W. Duncan President and CEO	2012	802,083	—		3,644,999	(3)	1,200,000	(6)	24,141	5,671,223
	2011	796,667	—		767,412	(3)	1,292,000	(6)	21,254	2,877,333
	2010	783,333	—		615,576	(3)	975,000	(6)	12,069	2,385,978
Scott A. Musil Chief Financial Officer	2012	255,000	122,745	(4)	208,998	(5)	380,000	(6)	18,209	984,952
	2011	249,083	48,195	(4)	180,004	(5)	313,000	(6)	15,836	806,118
	2010	220,416	46,830	(4)	195,866	(5)	255,878	(6)	15,500	734,490
Johannson L. Yap Chief Investment Officer and Exec. Vice President — West Region	2012	365,000	175,350	(4)	414,003	(7)	620,000	(6)	34,120	1,608,473
	2011	363,500	68,850	(4)	350,232	(7)	589,000	(6)	34,106	1,405,688
	2010	357,500	66,900	(4)	335,767	(7)	450,000	(6)	20,336	1,230,503

David Harker Exec. Vice President — Central Region	2012	230,400	122,745	(4)	216,002	(8)	380,000	(6)	24,873	974,020
	2011	229,450	48,195	(4)	157,906	(8)	324,000	(6)	22,119	781,670
	2010	225,650	46,830	(4)	128,709	(8)	286,856	(6)	15,640	703,685
Peter Schultz Exec. Vice President — East Region	2012	240,000	122,745	(4)	212,494	(9)	360,000	(6)	26,609	961,848
	2011	239,000	48,195	(4)	164,450	(9)	319,000	(6)	23,775	794,420
	2010	235,000	46,830	(4)	162,291	(9)	336,670	(6)	15,640	796,431

(1)

Amounts reflect the aggregate grant date fair value of each award as determined under FASB ASC Topic 718. See note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of the assumptions used in valuing the 2012 awards.

(2)

For 2012, includes medical benefits of $7,898, $11,566, $11,566, $11,030 and $11,566 paid on behalf of Messrs. Duncan, Musil, Yap, Harker and Schultz, respectively; a term life insurance premium of $710 paid on behalf of each of Messrs. Duncan, Musil, Yap, Harker and Schultz; short-term and long-term disability insurance premium of $683 paid on behalf of each of Messrs. Duncan, Musil, Yap, Harker and Schultz; 401(k) matching payments of $5,250 paid on behalf of each of Messrs. Duncan, Musil, Yap, Harker and Schultz; car allowances of $9,600, $14,400, $7,200 and $8,400 paid on behalf of Messrs. Duncan, Yap, Harker and Schultz, respectively; and a personal financial planning allowance of $1,512 for Mr. Yap. For 2011, includes medical benefits of $7,529, $10,911, $11,051, $10,594 and $11,150 paid on behalf of Messrs. Duncan, Musil, Yap, Harker and Schultz, respectively; a term life insurance premium of $624 paid on behalf of each of Messrs. Duncan, Musil, Yap, Harker and Schultz; a long-term disability insurance premium of $626 paid on behalf of each of Messrs. Duncan, Musil, Yap, Harker and Schultz; 401(k) matching payments of $3,675 paid on behalf of each of Messrs. Duncan, Musil, Yap, Harker and Schultz; car allowances of $8,800, $13,200, $6,600 and $7,700 paid on behalf of Messrs. Duncan, Yap, Harker and Schultz, respectively; and a personal financial planning allowance of $4,930 for Mr. Yap. For 2010, includes medical benefits of $6,995, $10,426, $10,566, $10,566 and $10,566 paid on behalf of Messrs. Duncan, Musil, Yap, Harker and Schultz, respectively; a term life insurance premium of $686 paid on behalf of each of Messrs. Duncan, Musil, Yap, Harker and Schultz; a long-term disability insurance premium of $626 paid on behalf of each of Messrs. Duncan, Musil, Yap, Harker and Schultz; 401(k) matching payments of $3,675 paid on behalf of each of Messrs. Duncan, Musil, Yap, Harker and Schultz; and a personal financial planning allowance of $4,696 for Mr. Yap.

(3)

Amounts for 2012 reflect an award of 76,540 shares of service-based restricted Common Stock, granted in 2012 in connection with the 2011 Executive Officer Bonus Plan, valued at $11.85 per share under FASB

PROXY STATEMENT

ASC Topic 718, as well as 200,000 shares of service-based restricted Common Stock, granted in 2012 in connection with an employment agreement entered into on December 17, 2012, valued at $13.69 per share under FASB ASC Topic 718. Both grants of shares have an aggregate value of $3,644,999. Amounts for 2011 reflect an award of 69,074 shares of service-based restricted Common Stock, granted in 2011 in connection with the 2010 Executive Officer Bonus Plan, valued at $11.11 per share under FASB ASC Topic 718 for an aggregate value of $767,412. Amounts for 2010 reflect an award of 105,769 shares of service-based restricted Common Stock, granted in 2010 in connection with the 2009 Executive Officer Bonus Plan, valued at $5.82 per share under FASB ASC Topic 718 for an aggregate value of $615,576.

(4)

Amounts for 2012 reflect awards paid in July 2012 under the 2011 Retention Bonus Plan. Amounts for 2011 reflect awards paid in July 2011 under the 2010 Retention Bonus Plan. Amounts for 2010 reflect awards paid in July 2010 under the 2009 Retention and Long-Term Bonus Plan.

(5)

Amounts for 2012 reflect an award of 17,637 shares of service-based restricted Common Stock, granted in 2012 in connection with the 2011 Executive Officer Bonus Plan, valued at $11.85 per share under FASB ASC Topic 718 for an aggregate value of $208,998. Amounts for 2011 reflect an award of 16,202 shares of service-based restricted Common Stock, granted in 2011 in connection with the 2010 Executive Officer Bonus Plan, valued at $11.11 per share under FASB ASC Topic 718 for an aggregate value of $180,004. Amounts for 2010 reflect an award of 33,654 shares of service-based restricted Common Stock, granted in 2010 in connection with the 2009 Executive Officer Bonus Plan, valued at $5.82 per share under FASB ASC Topic 718 for an aggregate value of $195,866.

(6)

Amounts for 2012 reflect awards paid in March 2013 under the 2012 Executive Officer Bonus Plan. Amounts for 2011 reflect awards paid in March 2012 under the 2011 Executive Officer Bonus Plan. Amounts for 2010 reflect awards paid in March 2011 under the 2010 Executive Officer Bonus Plan.

(7)

Amounts for 2012 reflect an award of 34,937 shares of service-based restricted Common Stock, granted in 2012 in connection with the 2011 Executive Officer Bonus Plan, valued at $11.85 per share under FASB ASC Topic 718 for an aggregate value of $414,003. Amounts for 2011 reflect an award of 31,524 shares of service-based restricted Common Stock, granted in 2011 in connection with the 2010 Executive Officer Bonus Plan, valued at $11.11 per share under FASB ASC Topic 718 for an aggregate value of $350,232. Amounts for 2010 reflect an award of 57,692 shares of service-based restricted Common Stock, granted in 2010 in connection with the 2009 Executive Officer Bonus Plan, valued at $5.82 per share under FASB ASC Topic 718 for an aggregate value of $335,767.

(8)

Amounts for 2012 reflect an award of 18,228 shares of service-based restricted Common Stock, granted in 2012 in connection with the 2011 Executive Officer Bonus Plan, valued at $11.85 per share under FASB ASC Topic 718 for an aggregate value of $216,002. Amounts for 2011 reflect an award of 14,213 shares of service-based restricted Common Stock, granted in 2011 in connection with the 2010 Executive Officer Bonus Plan, valued at $11.11 per share under FASB ASC Topic 718 for an aggregate value of $157,906. Amounts for 2010 reflect an award of 22,115 shares of service-based restricted Common Stock, granted in 2010 in connection with the 2009 Executive Officer Bonus Plan, valued at $5.82 per share under FASB ASC Topic 718 for an aggregate value of $128,709.

(9)

Amounts for 2012 reflect an award of 17,932 shares of service-based restricted Common Stock, granted in 2012 in connection with the 2011 Executive Officer Bonus Plan, valued at $11.85 per share under FASB ASC Topic 718 for an aggregate value of $212,494. Amounts for 2011 reflect an award of 14,802 shares of service-based restricted Common Stock, granted in 2011 in connection with the 2010 Executive Officer Bonus Plan, valued at $11.11 per share under FASB ASC Topic 718 for an aggregate value of $164,450. Amounts for 2010 reflect an award of 27,885 shares of service-based restricted Common Stock, granted in 2010 in connection with the 2009 Executive Officer Bonus Plan, valued at $5.82 per share under FASB ASC Topic 718 for an aggregate value of $162,291.

PROXY STATEMENT

2012 GRANTS OF PLAN BASED AWARDS TABLE

	Grant Date(1) (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Shares of Stock (#) (i)		Grant Date Fair Value of Stock and Option Awards ($)(4) (l)
Name (a)		Threshold ($) (c)	Target(2) ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target(3) (#) (g)	Maximum (#) (h)
Bruce W. Duncan	2/14/2012	n/a	$1,292,000	n/a	n/a	76,540	n/a	200,000	(5)	3,644,999
Scott A. Musil	2/14/2012	n/a	$313,000	n/a	n/a	17,637	n/a	—		208,998
Johannson L. Yap	2/14/2012	n/a	$589,000	n/a	n/a	34,937	n/a	—		414,003
David Harker	2/14/2012	n/a	$324,000	n/a	n/a	18,228	n/a	—		216,002
Peter Schultz	2/14/2012	n/a	$319,000	n/a	n/a	17,932	n/a	—		212,494

(1)	Represents the date such awards were approved by the Compensation Committee.

(2)

Amounts included in the “target” column represent the cash incentive bonus granted and paid to the recipient in 2012 under the 2011 Executive Officer Bonus Plan. No threshold amounts were established with respect to such awards.

(3)

Amounts included in the “target” column represent the number of shares each recipient could receive from the vesting of service-based restricted Common Stock awards granted in 2012 under the 2011 Executive Officer Bonus Plan. No threshold amounts were established with respect to such awards.

(4)	Amounts reflect the aggregate grant date fair value of each stock award as determined under FASB ASC Topic 718.

(5)

Represents 200,000 shares of service-based restricted Common Stock granted in connection with an employment agreement entered into on December 17, 2012, 66,667 shares of which vest on December 17, 2013, 66,667 shares of which vest on December 17, 2014 and 66,666 shares of which vest on December 17, 2015.

PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2012

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units Of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)
Bruce W. Duncan	—	—	—	—	274,051	(2)	$3,858,638
	—	—	—	—	300,000	(3)	$4,224,000
Scott A Musil	—	—	—	—	17,158	(4)	$241,585
	—	—	—	—	17,500	(5)(6)	$246,400
Johannson L. Yap	—	—	—	—	33,799	(7)	$475,890
	—	—	—	—	25,000	(5)(8)	$352,000
David Harker	—	—	—	—	16,890	(9)	$237,811
	—	—	—	—	17,500	(5)(6)	$246,400
Peter Schultz	—	—	—	—	16,889	(10)	$237,797
	—	—	—	—	17,500	(5)(6)	$246,400

(1)

The dollar amounts shown in column (h) are approximately equal to the product of the number of shares or units reported in column (g) multiplied by the closing price of the Company’s Common Stock as reported by the NYSE on December 31, 2012, the last trading day of the year ($14.08). This valuation does not take into account any diminution in value that results from the restrictions applicable to such Common Stock.

(2)

Represents 274,051 shares of unvested restricted Common Stock, 115,204 shares of which vest in January 2014, 92,181 shares of which vest in January 2015 and 66,666 shares of which vest in January 2016. In light of political uncertainty with respect to the federal income tax rates, the Board of Directors accelerated the vesting of 58,281 shares that were originally scheduled to vest in January 2013 to December 2012.

(3)

Represents unvested restricted stock units (the “Duncan Performance RSUs”) which have a performance-based vesting component and a service-based vesting component, with each Duncan Performance RSU vesting upon the later to occur of the satisfaction of the relevant performance-based and service-based vesting component. 400,000 Duncan Performance RSU’s were originally granted in 2009. Of these 400,000 RSU’s, the performance-based component was satisfied with respect to 25% of the Duncan Performance RSUs on February 11, 2013 when the Company had maintained for a period of 15 consecutive trading days a stock price target of $15.00. For the remaining Duncan Performance RSUs, the performance-based component will be satisfied with respect to installments of 25% of the total amount of Duncan Performance RSUs in the event that the Company maintains, for a period of 15 consecutive trading days prior to December 31, 2013, stock price targets of $19.00 and $23.00, respectively. The service-based component was subject to Mr. Duncan’s continued employment over a period of four years, and was satisfied with respect to 25% of the total amount of the Performance RSU’s on each of December 31, 2009, 2010, 2011 and 2012.

(4)

Of the shares of unvested restricted Common Stock reported here, 11,279 vest in January 2014 and 5,879 vest in January 2015. In light of political uncertainty with respect to the federal income tax rates, the Board of Directors accelerated the vesting of 23,780 shares that were originally scheduled to vest in January 2013 to December 2012.

(5)

Represents unvested Senior Management Performance RSUs which have a performance-based vesting component and a service-based vesting component, with each Senior Management Performance RSU vesting upon the later to occur of the satisfaction of the relevant performance-based and service-based vesting component. The performance-based component was satisfied with respect to 25% of the Senior Management Performance RSUs on October 17, 2012 when the Company had maintained for a period of 15

PROXY STATEMENT

consecutive trading days a stock price target of $13.00. For the remaining Senior Management Performance RSUs, the performance-based component will be satisfied with respect to installments of 25% of the total amount of Senior Management Performance RSUs in the event that the Company maintains, for a period of 15 consecutive trading days prior to June 30, 2014, stock price targets of $17.00 and $21.00, respectively. The service-based component is subject to a grantee’s continued employment over a period of four years, and is satisfied with respect to 25% of the total amount of the Performance RSU’s on each of June 30, 2010, 2011, 2012 and 2013.

(6)	1,750 of such Senior Management Performance RSUs vested on June 30, 2012 and 5,250 vested on October 17, 2012.

(7)

Of the shares of unvested restricted Common Stock reported here, 22,154 vest in January 2014 and 11,645 vest in January 2015. In light of political uncertainty with respect to the federal income tax rates, the Board of Directors accelerated the vesting of 46,744 shares that were originally scheduled to vest in January 2013 to December 2012.

(8)	2,500 of such Senior Management Performance RSUs vested on June 30, 2012 and 7,500 vested on October 17, 2012.

(9)

Of the shares of unvested restricted Common Stock reported here, 10,813 vest in January 2014 and 6,076 vest in January 2015. In light of political uncertainty with respect to the federal income tax rates, the Board of Directors accelerated the vesting of 19,074 shares that were originally scheduled to vest in January 2013 to December 2012.

(10)

Of the shares of unvested restricted Common Stock reported here, 10,911 vest in January 2014 and 5,978 vest in January 2015. In light of political uncertainty with respect to the federal income tax rates, the Board of Directors accelerated the vesting of 21,103 shares that were originally scheduled to vest in January 2013 to December 2012.

2012 OPTION EXERCISES AND STOCK VESTED

In 2012, no options were exercised by the officers specified in the table below and an aggregate of 524,404 shares of restricted Common Stock and restricted stock units held by such officers vested.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)		Value Realized on Vesting ($) (e)
Bruce W. Duncan	—	—	317,076	(1)	$4,268,020
Scott A. Musil	—	—	48,682	(2)	$620,283
Johannson L. Yap	—	—	91,843	(3)	$1,167,966
David Harker	—	—	39,073	(4)	$501,512
Peter Schultz	—	—	43,230	(5)	$552,871

(1)

The shares of Common Stock reported herein were acquired as a result of the vesting of (a) 58,282 shares of restricted Common Stock on January 1, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for January 3, 2012 ($10.71), the first trading day following the date of vesting of such award, (b) 175,000 restricted stock units on December 31, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for such date ($14.08), and (c) 83,794 shares of restricted Common Stock on December 31, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for such date ($14.08). In light of political uncertainty with respect to the federal income tax rates, the Board of Directors accelerated the vesting of 83,794 shares of restricted Common Stock that were originally scheduled to vest in January 2013 to December 2012.

PROXY STATEMENT

(2)

The shares of Common Stock reported herein were acquired as a result of the vesting of (a) 17,902 shares of restricted Common Stock on January 1, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for January 3, 2012 ($10.71), the first trading day following the date of vesting of such award, (b) 1,750 restricted stock units on June 30, 2012, the value of which is based on the closing price of the Common Stock reported by the NYSE for July 2, 2012 ($12.91), the first trading day following the date of vesting of such award, (c) 5,250 restricted stock units on October 17, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for such date ($13.55), and (d) 23,780 shares of restricted Common Stock on December 31, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for such date ($14.08). In light of political uncertainty with respect to the federal income tax rates, the Board of Directors accelerated the vesting of 23,780 shares of restricted Common Stock that were originally scheduled to vest in January 2013 to December 2012.

(3)

The shares of Common Stock reported herein were acquired as a result of the vesting of (a) 35,099 shares of restricted Common Stock on January 1, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for January 3, 2012 ($10.71), the first trading day following the date of vesting of such award, (b) 2,500 restricted stock units on June 30, 2012, the value of which is based on the closing price of the Common Stock reported by the NYSE for July 2, 2012 ($12.91), the first trading day following the date of vesting of such award, (c) 7,500 restricted stock units on October 17, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for such date ($13.55), and (d) 46,744 shares of restricted stock on December 31, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for such date ($14.08). In light of political uncertainty with respect to the federal income tax rates, the Board of Directors accelerated the vesting of 46,744 shares of restricted Common Stock that were originally scheduled to vest in January 2013 to December 2012.

(4)

The shares of Common Stock reported herein were acquired as a result of the vesting of (a) 12,999 shares of restricted Common Stock on January 1, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for January 3, 2012 ($10.71), the first trading day following the date of vesting of such award, (b) 1,750 restricted stock units on June 30, 2012, the value of which is based on the closing price of the Common Stock reported by the NYSE for July 2, 2012 ($12.91), the first trading day following the date of vesting of such award, (c) 5,250 restricted stock units on October 17, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for such date ($13.55), and (d) 19,074 shares of restricted Common Stock on December 31, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for such date ($14.08). In light of political uncertainty with respect to the federal income tax rates, the Board of Directors accelerated the vesting of 19,074 shares of restricted Common Stock that were originally scheduled to vest in January 2013 to December 2012.

(5)

The shares of Common Stock reported herein were acquired as a result of the vesting of (a) 15,127 shares of restricted Common Stock on January 1, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for January 3, 2012 ($10.71), the first trading day following the date of vesting of such award, (b) 1,750 restricted stock units on June 30, 2012, the value of which is based on the closing price of the Common Stock reported by the NYSE for July 2, 2012 ($12.91), the first trading day following the date of vesting of such award, (c) 5,250 restricted stock units on October 17, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for such date ($13.55), and (d) 21,103 shares of restricted stock on December 31, 2012, the value of which is based on the closing price of the Common Stock as reported by the NYSE for such date ($14.08). In light of political uncertainty with respect to the federal income tax rates, the Board of Directors accelerated the vesting of 21,103 shares of restricted Common Stock that were originally scheduled to vest in January 2013 to December 2012.

PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Employment Agreements

The Company has entered into written employment agreements with Messrs. Duncan and Yap. These employment agreements provide for payments and benefits to these executives by the Company in some circumstances in the event of a termination of their employment or of a change of control.

Severance amounts payable to Mr. Yap upon his termination will be reduced if such amounts become payable after Mr. Yap’s 67th birthday. In addition to his rights under the standard grant agreements under our stock incentive plans, Mr. Yap is entitled to the accelerated vesting of his restricted Common Stock and stock options in the event his employment is terminated without cause.

In addition to the events of termination of employment identified in the following table, the employment agreements provide for payments in the event of an executive’s death or disability. Upon death or disability, Mr. Duncan is entitled to (i) his base salary and vacation pay accrued through the date of his death or disability, (ii) his accrued bonus for the fiscal year prior to the year of his death or disability, to the extent not paid, (iii) his unreimbursed business expenses incurred through the date of his death or disability and (iv) certain health care benefits and any other benefits he may be eligible for under the Company’s plans, policies or practices. Upon death, Mr. Yap is entitled to 75% of the maximum cash bonus for which he would have been eligible, prorated through the date of his death. Upon a work-related disability, Mr. Yap is entitled to severance in an amount equal to three times his annual base salary, plus 75% of his maximum cash bonus potential for the then-current year.

The employment agreements also contain important non-financial provisions that apply in the event of a termination of employment or of a change of control. Benefits payable upon a merger, acquisition or other changes in control are payable upon consummation of such transactions regardless of whether the executive is terminated. Mr. Duncan has agreed to a one-year covenant not to compete after his termination, but his new employment agreement no longer provides for a gross-up payment in the event of any excise tax. Mr. Yap has agreed to a one-year covenant not to compete after his termination, except in connection with certain changes in control of the Company. Mr. Yap has also agreed to a six-month covenant not to compete in connection with certain changes in control of the Company.

Stock Incentive Plans

Under the 1994, 1997, 2001, 2009 and 2011 Stock Plans (the “Stock Plans”), unvested restricted Common Stock vests in the event of a change of control. In addition, the Stock Plans empower the Compensation Committee to determine other vesting events in the individual restricted Common Stock awards, including vesting events such as involuntary termination of employment with or without cause. Assuming that the triggering event occurred on December 31, 2012, Messrs. Duncan, Musil, Yap, Harker and Schultz would have vested in restricted Common Stock having the respective values set forth in the table below.

PROXY STATEMENT

Termination and Change of Control Payments

The following table includes estimated payments owed and benefits required to be provided to our named executive officers under the employment agreements and Stock Plans described above, exclusive of benefits available on a non-discriminatory basis generally, in each case assuming that the triggering event described in the table occurred on December 31, 2012.

Name	Triggering Event	Severance ($)	Accelerated Equity Awards ($)(1)	Medical Insurance Premiums ($)(2)
Bruce W. Duncan	Change of Control(3)	—	8,082,638	—
	Termination Following Change of Control	7,575,000	—	56,953
	Termination w/o Cause(4)	6,300,000	4,224,000	56,953
	Termination for Cause	—	—	56,953
Scott A. Musil(5)	Change of Control	—	241,585	—
	Termination w/o Cause	—	—	—
	Termination for Cause	—	—	—
Johannson L. Yap	Change of Control(3)	—	827,890	—
	Termination Following Change of Control(6)	2,920,000	—	34,262
	Termination w/o Cause(4)(6)	1,642,500	352,000	34,262
	Termination for Cause(6)	—	—	—
David Harker(5)	Change of Control	—	237,811	—
	Termination w/o Cause	—	—	—
	Termination for Cause	—	—	—
Peter Schultz(5)	Change of Control	—	237,797	—
	Termination w/o Cause	—	—	—
	Termination for Cause	—	—	—

(1)

For purposes of estimating the value of awards of restricted Common Stock and restricted stock units which vest the Company has considered any applicable employment agreement limitations and assumed a price per share of its Common Stock of $14.08, which was the closing price of its Common Stock on the NYSE on December 31, 2012, the last trading day of the year.

(2)	Present value of estimated premiums required to be paid by the Company or cash payments in lieu of benefits required to be provided.

(3)	Upon a change of control of the Company, the vesting of any unvested restricted Common Stock or restricted stock units held by the named executive officer shall accelerate.

(4)	Includes constructive discharge under the terms of Mr. Duncan’s and Mr. Yap’s employment agreements.

(5)

None of Messrs. Musil, Harker or Schultz have entered into an employment agreement with the Company. As such, the amounts disclosed in this table relate only to awards of restricted Common Stock and restricted stock units granted to Messrs. Musil, Harker and Schultz under the Company’s stock incentive plans.

(6)	Mr. Yap is entitled to a supplemental payment of one month’s base salary in addition to amounts reflected if requisite notice is not provided prior to his termination by the Company.

PROXY STATEMENT

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently consists of Messrs. Tyler and Sharpe. Mr. Lynch also served on the Compensation Committee through February 25, 2012. Except for Messrs. Tyler’s, Lynch’s and Sharpe’s services as directors, none of Messrs. Tyler, Lynch or Sharpe had any other business relationship or affiliation with the Company in 2012 requiring disclosure by the Company under Item  404 of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE

Pursuant to meetings of the Audit Committee on February 15, 2013, the Audit Committee reports that it has: (i) reviewed and discussed the Company’s audited financial statements with management; (ii) discussed with the independent registered public accounting firm the matters (such as the quality of the Company’s accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PricewaterhouseCoopers LLP that it is independent and written disclosures as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with PricewaterhouseCoopers LLP its independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report for the Company’s fiscal year ended December 31, 2012.

Submitted by the Audit Committee:

H. Patrick Hackett, Jr., Chairman

John Rau

L. Peter Sharpe

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Review, Approval or Ratification of Transactions with Related Persons.    Transactions involving the Company and its executive officers and directors that are reportable under Item 404 of Regulation S-K are required by the Company’s written policies to be reported to and approved by the Nominating/Corporate Governance Committee of the Board of Directors. The Nominating/Corporate Governance Committee addresses such transactions on a case-by-case basis, after considering the relevant facts and circumstances.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and “greater than ten-percent” stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms so filed.

Based solely on review of the copies of such forms furnished to the Company for 2012, all of the Company’s officers, directors and “greater than ten-percent” stockholders timely filed all reports required to be filed by Section 16(a) of the Exchange Act during 2012, except that Messrs. Harker, Musil, Schultz and Yap each filed a Form 4 on July 11, 2012 related to transactions on June 30, 2012.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table presents information concerning the ownership of Common Stock of the Company and limited partnership units (“Units”) of First Industrial, L.P. (which generally are redeemable for Common Stock on a one-for-one basis or cash at the option of the Company) by:

•	all directors named and nominees named in this Proxy Statement (the “named directors”);

•	all executive officers identified in the Summary Compensation Table;

PROXY STATEMENT

•	all directors and named executive officers of the Company as a group; and

•	persons and entities known to the Company to be beneficial owners of more than 5% of the Company’s Common Stock.

The information is presented as of March 19, 2012, unless otherwise indicated, and is based on representations of officers and directors of the Company and filings received by the Company on Schedule 13G under the Exchange Act. As of March 19, 2012, there were 107,485,907 shares of Common Stock and 4,702,341 Units outstanding.

	Common Stock/Units Beneficially Owned
Names and Addresses of 5% Stockholders	Number	Percent of Class
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	12,295,791	11.44%
FMR LLC(2) 82 Devonshire Street, Boston, Massachusetts 02109	8,360,800	7.78%
Cohen & Steers, Inc.(3) 280 Park Ave., 10th Floor New York, NY 10017	7,149,830	6.65%
BlackRock, Inc.(4) 40 East 52nd Street New York, NY 10022	6,393,243	5.95%
Vanguard Specialized Funds — Vanguard REIT Index Fund(5) 100 Vanguard Blvd. Malvern, PA 19355	6,182,369	5.75%
Principal Global Investors, LLC(6) 801 Grand Avenue Des Moines, IA 50392	6,377,381	5.93%

Names and Addresses of Directors and Officers*
Bruce W. Duncan(7)	1,042,679	*	*
Matthew S. Dominski	9,000	*	*
H. Patrick Hackett, Jr.	67,423	*	*
John Rau(8)	47,392	*	*
L. Peter Sharpe	50,000	*	*
W. Ed Tyler(9)	82,232	*	*
Scott A. Musil(10)	113,773	*	*
Johannson L. Yap(11)	371,329	*	*
David Harker(12)	104,001	*	*
Peter Schultz(13)	88,215	*	*
All named directors and currently-serving executive officers as a group (10 persons)(14)	1,974,364	1.84%

*	The business address for each of the directors and executive officers of the Company is 311 South Wacker Drive, Suite 3900, Chicago, Illinois 60606.

PROXY STATEMENT

**	Less than 1%

(1)

Pursuant to a Schedule 136/A filed February 12, 2013 of The Vanguard Group (“Vanguard Group”). Of the shares reported, Vanguard Group has the sole power to vote 287,828 shares and the sole power to dispose of 12,067,163 shares.

(2)	Pursuant to a Schedule 13G/A filed February 14, 2013 of FMR LLC (“FMR”). Of the shares reported, FMR has the sole power to vote 70,760 shares and the sole power to dispose of 8,360,800 shares.

(3)

Pursuant to a Schedule 13G/A filed February 14, 2013 of Cohen & Steers, Inc. (“C&S”). Of the shares reported, C&S has the sole power to vote 2,234,485 shares and the sole power to dispose of 7,149,830 shares.

(4)	Pursuant to a Schedule 13G/A filed February 6, 2013 of Blackrock Inc. (“Blackrock”). Blackrock has the sole power to vote and dispose of all 6,393,243 shares reported.

(5)

Pursuant to a Schedule 13G/A filed February 14, 2013 of Vanguard Specialized Funds — Vanguard REIT Index Fund (“Vanguard REIT”). Of the shares reported, Vanguard REIT has the sole power to vote and dispose of all 6,182,369 shares.

(6)	Pursuant to a Schedule 13G filed January 29, 2013 of Principal Global Investors, LLC (“Principal”). Principal has the shared power to vote and dispose of all 6,377,381 shares reported.

(7)	Includes 334,810 shares of restricted Common Stock issued under the 2001 and 2009 Stock Plans.

(8)	Includes 4,177 shares of restricted Common Stock issued under the 1997 and 2001 Stock Plans and 27,475 shares of Common Stock held by a trust for his benefit.

(9)	Includes 6,028 shares of restricted Common Stock issued under the 1997 and 2001 Stock Plans.

(10)

Includes 2,106 shares held through Mr. Musil’s children and 9,507 shares held through his 401(k). Also includes 33,433 shares of restricted Common Stock issued under the 1997, 2001 and 2009 Stock Plans.

(11)	Includes 1,680 Units. Also includes 37,074 shares held through Mr. Yap’s 401(k) and 61,527 shares of restricted Common Stock issued under the 1997, 2001 and 2009 Stock Plans.

(12)

Includes 13,779 shares held in a trust for the benefit of Mr. Harker’s wife and 7,546 shares held in a marital trust for his benefit. Also includes 33,768 shares of Common Stock issued under the 1997, 2001 and 2009 Stock Plans.

(13)	Includes 32,561 shares of restricted Common Stock issued under the 1997, 2001 and 2009 Stock Plans. Also includes 55,654 shares of Common Stock held in two personal loan accounts at Morgan Stanley.

(14)	Includes 1,680 Units. Also includes 506,304 shares of restricted Common Stock issued under the 1997, 2001 and 2009 Stock Plans.

PROXY STATEMENT

PROPOSAL 3

ELECTION OF CLASSIFIED DIRECTORS

PROPOSAL 3 WILL NOT BE ADOPTED IF OUR STOCKHOLDERS APPROVE PROPOSAL 1

Our Charter currently provides for a classified board of directors. Matthew S. Dominski, H. Patrick Hackett, Jr. and L. Peter Sharpe currently serve as Class I Directors, with terms expiring at the Annual Meeting. The Board of Directors has nominated Mr. Hackett and Mr. Sharpe for election as Class I Directors, and Mr. Dominski as a Class II Director, ONLY in the event that the Charter Proposals are NOT APPROVED and the Board of Directors remains classified. Information about each of the nominees as of the date of this Proxy Statement, including their current positions and offices, business experience, director positions held currently or at any time during the last five years, tenure as a Company director, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating/Corporate Governance Committee and our Board of Directors to determine that the nominees should serve as one of our directors is set forth in “Proposal 2 — Election of Directors” above. In the event that the Charter Proposals are NOT APPROVED and the Class I nominees and Class II nominee standing for election at the Annual Meeting are elected, the directors will serve in the classes specified below:

Name	Class I (Term expires at 2016 Annual Meeting)	Class II (Term expires at 2014 Annual Meeting)	Class III (Term expires at 2015 Annual Meeting)
Matthew S. Dominski		X
Bruce W. Duncan		X
H. Patrick Hackett, Jr.	X
John Rau			X
L. Peter Sharpe	X
W. Ed Tyler			X

The Board of Directors expects each nominee to be able to serve if elected. If a nominee is unable to serve, your proxy may be voted for any substitute candidate nominated by the Board of Directors. In accordance with our Charter and the Existing Bylaws, the three nominees receiving the most FOR votes will be elected as directors.

The Board of Directors recommends a vote FOR Messrs. Hackett and Sharpe to serve as Class I Directors and Mr. Dominski as a Class II Director.

PROXY STATEMENT

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

The Board of Directors believes that its executive compensation program serves the best interests of the Company’s stockholders by not only attracting and retaining talented, capable individuals, but also providing them with proper incentives linked to performance criteria that are designed to maximize the Company’s overall performance. To this end, the Company’s compensation program consists of a mix of compensation that is intended to compensate executive officers for their contributions during the year and to reward them for achievements that lead to increased Company performance and increases in stockholder value. Please refer to “Executive Compensation Discussion and Analysis” for a discussion of the compensation of the Company’s named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, which disclosures include the disclosures under “Executive Compensation Discussion and Analysis” and the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.

This vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee value the opinions of the Company’s stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider those stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission under ‘Executive Compensation Discussion and Analysis’ and the compensation tables and the narrative discussion following the compensation tables.”

The affirmative vote of the holders of a majority of the votes cast with a quorum present at the Annual Meeting is required for advisory approval of this proposal.

The Board of Directors recommends an advisory vote FOR the approval of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.

PROXY STATEMENT

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The accounting firm of PricewaterhouseCoopers LLP (or its predecessor, Coopers & Lybrand L.L.P.) has served as the Company’s independent auditors since the Company’s formation in August 1993. On February 27, 2013, the Audit Committee of the Board of Directors appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Our Charter and Existing Bylaws do not require that our stockholders ratify the appointment of our independent registered certified public accounting firm. We are doing so because we believe it is a matter of good corporate practice. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP but may still retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change in registered certified public accounting firm would be in the best interests of the Company and its stockholders.

FEES

During 2012 and 2011, the aggregate fees for services provided by PricewaterhouseCoopers LLP in the following categories and amounts are:

	2012	2011
Audit Fees(1)	$1,119,768	$946,097
Audit-Related Fees(2)	97,552	80,566
Tax Fees(3)	51,625	47,439
Other Fees(4)	1,944	1,944

Total Fees	$1,270,889	$1,076,049

(1)

Audit Fees include amounts related to professional services rendered in connection with the audits of the Company’s annual financial statements, the reviews of our quarterly financial statements and other services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees include amounts for assurance and related services, including joint venture audits, certain agreed-upon procedures and an annual employee benefit plan audit.

(3)

Tax Fees include amounts billed for professional services rendered in connection with tax compliance, tax advice and tax planning. These amounts primarily relate to tax services related to tax return preparation, federal and state regulation consultation and federal and state entity structuring.

(4)	Other Fees include amounts related to technical research tools.

PRE-APPROVAL OF SERVICES

The Audit Committee pre-approves all audit, audit-related, tax and other services proposed to be provided by the Company’s independent registered public accounting firm. Consideration and approval of such services generally occur at the Audit Committee’s regularly scheduled meetings. In situations where it is impractical to wait until the next regularly scheduled meeting, the Audit Committee has delegated the authority to approve the audit, audit-related, tax and other services to each of its individual members. Approvals of audit, audit-related, tax and other services pursuant to the above-described delegation of authority are reported to the full Audit Committee.

The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2013.

PROXY STATEMENT

OTHER MATTERS

SOLICITATION OF PROXIES

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

Georgeson Shareholder Services, Inc. acts as the Company’s proxy solicitor at a cost of $8,000, plus reasonable out of pocket expenses, including a telephone solicitation campaign approved by the Company.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2014 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than December 9, 2013, in order to be considered for inclusion in the Proxy Statement and on the proxy card that will be solicited by the Board of Directors in connection with the 2014 Annual Meeting of Stockholders.

INCORPORATION BY REFERENCE

Appendix C to this Proxy Statement is the Company’s 2012 Annual Report, which includes its consolidated financial statements and management’s discussion and analysis of financial condition and results of operations, as well as certain other financial and other information required by the rules and regulations of the SEC. Information contained in Appendix C to this Proxy Statement shall not be deemed to be “filed” or “soliciting material,” or subject to liability for purposes of Section 18 of the Exchange Act to the maximum extent permitted under the Exchange Act.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 9, 2013

The Proxy Statement, Notice of Annual Meeting, Proxy Card and the Company’s 2012 Annual Report are available on the “Proxy Statement” tab of the Investor Relations page on the Company’s website, at www.firstindustrial.com.

For directions to attend the Annual Meeting in person, please contact Art Harmon, the Company’s Senior Director of Investor Relations, at (312) 344-4320.

OTHER MATTERS

The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in their discretion all shares represented by validly executed proxies.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

APPENDIX A

ARTICLES OF AMENDMENT

OF

FIRST INDUSTRIAL REALTY TRUST, INC.

First Industrial Realty Trust, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation that:

FIRST: The Charter of the Corporation as currently in effect is hereby amended by deleting Section 6.1 of ARTICLE VI of the Charter in its entirety and inserting the following in lieu thereof:

“6.1    Composition. The Corporation shall have a Board of Directors consisting of six (6) Directors, which number may be increased or decreased in accordance with the Bylaws of the Corporation, but shall not be less than the number required by Section 2-402 of the Maryland General Corporation Law nor more than twelve (12).”

SECOND: The Charter of the Corporation as currently in effect is hereby amended by deleting Section 6.2 of ARTICLE VI of the Charter in its entirety and inserting the following in lieu thereof:

“6.2    Term; Removal. At each annual meeting of stockholders of the Corporation, Directors elected at such meeting shall serve for a one-year term expiring at the next annual meeting of stockholders and until their successors are elected and qualify or until their earlier death, resignation or removal. Vacancies occurring by resignation, enlargement of the Board of Directors or otherwise shall be filled as specified in the Bylaws. Any Director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then issued and outstanding capital stock entitled to vote generally at an election of Directors of the Corporation.”

THIRD: The Charter of the Corporation as currently in effect is hereby amended by deleting Section 7.3.2 of ARTICLE VII of the Charter in its entirety and inserting the following in lieu thereof:

“7.3.2    Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Common Stock shall be entitled to receive, ratably with such other holder of shares of Common Stock or Excess Stock, that portion of the assets of the Corporation available for distribution to the holders of its Common Stock and Excess Stock as the number of shares of Common Stock held by such older bears to the total number of shares of Common Stock and Excess Stock then outstanding.”

FOURTH: The Charter of the Corporation as currently in effect is hereby amended by deleting Section 7.3.4 of ARTICLE VII of the Charter in its entirety.

FIFTH: The Charter of the Corporation as currently in effect is hereby amended by deleting the phrase “Section 9.5” from the last sentence of Section 7.4 of ARTICLE VII of the Charter in its entirety and inserting the following in lieu thereof:

“Sections 9.14 through 9.19”.

SIXTH: The Charter of the Corporation as currently in effect is hereby amended by deleting ARTICLE IX of the Charter in its entirety and inserting the following in lieu thereof:

“ARTICLE IX

RESTRICTION ON OWNERSHIP, TRANSFER, ACQUISITION, AND

REDEMPTION OF SHARES

9.1    Definitions. For the purposes of this ARTICLE IX, the following terms shall have the following meanings:

“Beneficial Ownership” shall mean ownership of Common Stock or Preferred Stock by a Person, either (i) directly or (ii) as calculated for purposes of Section 542(a)(2) of the Code, either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Own”, “Beneficially Owned” and “Beneficially” shall have the correlative meanings.

“Beneficiary” shall mean any of the Qualified Charitable Organizations which, from time to time, are designated by the Corporation to be a beneficiary of the Trust.

“Constructive Ownership” shall mean ownership of Common Stock or Preferred Stock by a Person, whether the interest in the shares is held directly or indirectly (including by a nominee), and shall include interests that are actually owned or would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Own,” “Constructively Owned” and “Constructively” shall have the correlative meanings.

“Equity Stock” shall mean stock that is either Common Stock or Preferred Stock.

“Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created pursuant to Section 9.11.

“Excepted Holder Limit” shall mean, provided that the affected Excepted Holder has agreed to comply with the requirements established by the Board of Directors pursuant to Section 9.11 and subject to adjustment pursuant to Section 9.9, the percentage limit established by the Board of Directors pursuant to Section 9.11.

“Market Price” shall mean the last reported sales price reported on the New York Stock Exchange of Common Stock or Preferred Stock, as the case may be, on the trading day immediately preceding the relevant date, or if not then traded on the New York Stock Exchange, the last reported sales price of the Common Stock or Preferred Stock, as the case may be on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock or Preferred Stock, as the case may be, may be traded, or if not then traded over an exchange or quotation system, then the market price of the Common Stock or Preferred Stock, as the case may be, on the relevant date as determined in good faith by the Board of Directors of the Corporation.

“Ownership Limit” shall mean, in the case of Common Stock, 9.8% in number of shares or value of the outstanding Common Stock (or such other percentage as may be determined by the Board of Directors in accordance with Section 9.9), in the case of Preferred Stock, 9.8% in number of shares or value of the outstanding Preferred Stock (or such other percentage as may be determined by the Board of Directors in accordance with Section 9.9), or in the case of Equity Stock, 9.8% in number of shares or value of the outstanding Equity Stock (or such other percentage as may be determined by the Board of Directors in accordance with Section 9.9). The number and value of shares of the outstanding Common Stock, Preferred Stock or Equity Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) of the Code, which is described in Section 856(h)(3)(A)(ii)

or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act and shall include any successor (by merger or otherwise) of such entity or group.

“Prohibited Owner” shall mean, with respect to any purported Transfer, other change in the capital structure of the Corporation or other event that results in Excess Stock (as defined below in Section 9.3), any Person who, but for the provisions of Section 9.2, would Beneficially Own or Constructively Own such shares of Excess Stock.

“Qualified Charitable Organization” shall mean (i) any entity which would be exempt from U.S. federal income tax under Section 501(c)(3) of the Code and to which contributions are deductible under each of Sections 170(b)(1)(A), 2055, and 2522 of the Code or (ii) any federal, state or local government entity.

“Restriction Termination Date” shall mean the first (1st) day on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

“Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Stock, including (i) the granting of any option or entering into any agreement for the sale, transfer, gift, assignment, devise or other disposition of Equity Stock, (ii) the sale, transfer, gift, assignment, devise or other disposition of any securities (or rights convertible into or exchangeable for Equity Stock) and (iii) any transfer or other disposition of any interest in Equity Stock as a result of a change in the marital status of the holder thereof, and in any case of (i), (ii) and (iii) above, whether voluntary or involuntary, whether such transfer has occurred of record, Beneficially or Constructively (including but not limited to transfers of interests in other entities which result in changes in Beneficial or Constructive Ownership of Equity Stock), and whether such transfer has occurred by operation of law or otherwise. The terms “Transfers” and “Transferred” shall have the correlative meanings.

“Trust” shall mean any of the trusts created pursuant to Section 9.14.

“Trustee” shall mean the Person or Persons serving as Trustee or Co-Trustees of the Trust pursuant to Section 9.14.

9.2    Ownership Limitation. Subject to the provisions of Section 9.9:

9.2.1    Except as provided in Section 9.11, until the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own shares of Common Stock, Preferred Stock, or Equity Stock in excess of the applicable Ownership Limit.

9.2.2    Except as provided in Sections 9.9 and 9.11, until the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning Common Stock, Preferred Stock, or Equity Stock in excess of the applicable Ownership Limit shall be void ab initio as to the Transfer of such shares of Equity Stock that would otherwise be Beneficially Owned or Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such shares of Equity Stock.

9.2.3    Except as provided in Section 9.11, prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Equity Stock being Beneficially Owned or Constructively Owned by fewer than one hundred (100) Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such shares of Equity Stock that would otherwise be Beneficially Owned or Constructively Owned by the transferee; and the intended transferee shall acquire no rights in such shares of Equity Stock.

9.2.4    Prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that could result in the Corporation Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code) shall be void ab initio as to the Transfer of the shares of Equity Stock that would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such shares of Equity Stock.

9.3    Excess Stock.

9.3.1    If, notwithstanding the other provisions contained in this ARTICLE IX, at any time prior to the Restriction Termination Date, there is a purported Transfer, other change in the capital structure of the Corporation or other event such that any Person would Beneficially Own or Constructively Own Equity Stock in excess of the Ownership Limit then, except as otherwise provided in 9.9 and 9.11, such shares of Equity Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall constitute “Excess Stock” and be treated as provided in Section 9.14 and all related provisions of this ARTICLE IX. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.

9.3.2    If, notwithstanding the other provisions contained in this ARTICLE IX, at any time prior to the Restriction Termination Date, there is a purported Transfer, other change in the capital structure of the Corporation or other event that, if effective, would cause the Corporation to become “closely held” within the meaning of Section 856(h) of the Code, then the shares of Equity Stock being Transferred that would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall constitute “Excess Stock” and be treated as provided in Section 9.14 and all related provisions of this ARTICLE IX. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer, change in capital structure or other event.

9.4    Remedies. If the Board of Directors or its designee shall at any time determine in good faith that a Transfer or purported Transfer has taken place in violation of Section 9.2 or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution) or Beneficial Ownership or Constructive Ownership of any shares of stock of the Corporation in violation of Section 9.2, the Board of Directors or its designee shall, subject to the provisions of Section 9.20, take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that the provisions of this ARTICLE IX shall automatically be effective as provided within ARTICLE IX, irrespective of any action (or inaction) by the Board of Directors.

9.5    Notice to Corporation. Any Person who acquires or attempts to acquire Beneficial Ownership or Constructive Ownership of Equity Stock in violation of Section 9.2, or any Person who is a transferee such that Excess Stock results under Section 9.3, including, without limitation, any Prohibited Owner, shall immediately give written notice or, in the event of a proposed or attempted Transfer, give at least fifteen (15) days prior written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation’s status as a REIT.

9.6    Information for Corporation. Prior to the Restriction Termination Date:

9.6.1    Each Person who is a Beneficial Owner or Constructive Owner of more than five percent (5%) (or such other percentage, between one-half of one percent (0.5%) and five percent (5%), as provided in the income tax regulations promulgated under the Code) of the number or value of outstanding shares of Common Stock or Preferred Stock of the Corporation shall, within thirty (30) days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the general ownership structure of such Beneficial Owner or Constructive Owner, the number of shares Beneficially Owned or Constructively Owned of each class of Equity Stock owned and a description of how such shares of Equity Stock are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation’s status as a REIT.

9.6.2    Each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request at any time in order to determine the Corporation’s status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

9.7    Other Action by Board. Nothing contained in this ARTICLE IX shall, subject to the provisions of Section 9.20, limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation’s status as a REIT.

9.8    Ambiguities. In the case of an ambiguity in the application of any of the provisions of this ARTICLE IX, including any definition contained in Section 9.1, the Board of Directors shall have the power, subject to the provisions of Section 9.20, to determine conclusively the application of the provisions of this ARTICLE IX with respect to any situation based on the facts known to it. In the event this ARTICLE IX requires or permits an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this ARTICLE IX.

9.9    Change in Ownership Limit. Subject to the limitations provided in Sections 9.10 and 9.20, the Board of Directors may from time to time, in its sole discretion, decrease or increase any Ownership Limit; provided, however, that a decreased Ownership Limit will not be effective for a Person whose percentage ownership of Common Stock, Preferred Stock, or Equity Stock is in excess of the applicable Ownership Limit, as decreased pursuant to this Section 9.9, until such time as such Person’s percentage ownership of such Common Stock, Preferred Stock, or Equity Stock equals or falls below the applicable decreased Ownership Limit, provided, further, however that until such time as such Person’s percentage of Common Stock, Preferred Stock, or Equity Stock falls below the applicable decreased Ownership Limit, any further Transfer of Common Stock, Preferred Stock, or Equity Stock for which such Person is the Prohibited Owner will be in violation of such Ownership Limit.

9.10    Limitations on Changes in Ownership Limits.

9.10.1    No Ownership Limit may be increased if, after giving effect to such increase, any five (5) Persons each of whom is treated as an individual for purposes of Section 542(a) of the Code (determined by taking into account Section 856(h)(3)(A) of the Code) could Beneficially Own or Constructively Own, in the aggregate, more than forty-nine and one-half percent (49.5%) in number or value of the outstanding shares of Equity Stock.

9.10.2    Prior to the modification of any Ownership Limit pursuant to Sections 9.9 or 9.10, the Board of Directors may require such opinions of counsel, affidavits, undertakings or agreements, if any, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.

9.10.3    The applicable Ownership Limit cannot be increased to a percentage in excess of nine and eight-tenths percent (9.8%).

9.11    Exemptions by the Board. The Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the restrictions contained in Section 9.2 and may establish an Excepted Holder Limit for such Person if the Board of Directors obtains such representations, covenants and undertakings, if any, as the Board of Directors may deem appropriate in order to conclude that granting the exemption and/or establishing or increasing the Excepted Holder Limit, as the case may be, will not cause the Corporation to lose its status as a REIT and is otherwise in the best interests of the Corporation. Prior to granting any exemption, the Board of Directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine that granting the exemption will not cause the Corporation to lose its status as a REIT. Notwithstanding the receipt or any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exemption.

9.12    Legend. Until the Restriction Termination Date, each share of Equity Stock, and any certificates or other documents, certificates or agreements evidencing securities or rights convertible into or exchangeable for Equity Stock, issued on or after May 9, 2013 shall bear substantially the following legend:

9.12.1    “The shares of Equity Stock or other securities represented by this certificate are subject to restrictions on Transfer and ownership for the purpose, among others, of the Corporation’s maintenance of its qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended from time to time. No Person may (i) Beneficially Own or Constructively Own shares of Common Stock, Preferred Stock or Equity Stock in excess of 9.8% (or such other percentage as may be determined by the Board of Directors as provided in the Corporation’s Charter) of the outstanding Common Stock, Preferred Stock or Equity Stock of the Corporation, (ii) Beneficially Own or Constructively Own shares of Common Stock, Preferred Stock or Equity Stock which would result in the Equity Stock being Beneficially Owned or Constructively Owned by fewer than one hundred (100) Persons or (iii) Beneficially Own or Constructively Own shares of Common Stock, Preferred Stock or Equity Stock which would result in the Corporation being “closely held” under Section 856(h) of the Code. If the restrictions on Transfer are violated, the Transfer shall be void ab initio and, if the restrictions on Transfer or ownership are violated, any or all of the shares of stock represented hereby shall be deemed Excess Stock and shall be transferred to the Trustee to be held in trust for the benefit of one or more Qualified Charitable Organizations. In addition, any Person who attempts to Beneficially Own or Constructively Own shares of Common Stock, Preferred Stock or Equity Stock in excess of the above limitation must immediately give written notice to the Corporation of such event. All capitalized terms in this legend have the meanings defined in the Corporation’s charter, a copy of which, including the restrictions on Transfer and ownership, will be sent without charge to each stockholder who so requests, within five business days after receipt of a written request therefor.”

9.13    Severability. If any provision of this ARTICLE IX or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. If any of the restrictions on Transfer or ownership set forth in this ARTICLE IX are determined to be void, invalid or unenforceable by any court with jurisdiction over the issue, then the Prohibited Owner may be deemed, at the election of the Board of Directors in its sole discretion, to have acted as an agent of the Corporation in acquiring such Excess Stock and to hold such Excess Stock on behalf of the Corporation.

9.14    Trust for Excess Stock. Upon any Transfer or purported Transfer, change in capital structure or other event that results in Excess Stock pursuant to Section 9.2, such Excess Stock shall be deemed to have been transferred to the Trustee (who shall be unaffiliated with the Corporation and the Prohibited Owner) as trustee of the Trust for the exclusive benefit of one or more Qualified Charitable Organizations as are designated from time to time by the Board of Directors in its sole discretion with respect to such Excess Stock. Shares of Excess Stock held in trust shall be issued and outstanding stock of the Corporation. The Prohibited Owner shall have no rights in such Excess Stock, except such rights to certain proceeds upon Transfer of shares of Excess Stock or upon any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation as are expressly set forth in Sections 9.6 and 9.18.

9.15    Dividends with Respect to Excess Stock. Any dividend or distribution (whether taxable as a dividend, return of capital or otherwise) paid with respect to Excess Stock shall be paid to the Trustee on behalf of the Trust. Any dividend or distribution paid with respect to Excess Stock prior to the discovery by the Corporation that shares of Common Stock and/or Preferred Stock have come to constitute Excess Stock shall be repaid to the Corporation by the Prohibited Owner. Any dividend or distribution declared but unpaid as of the Corporation’s discovery that shares of Common Stock and/or Preferred constitute Excess Stock shall be rescinded as void ab initio with respect to the Prohibited Owner. Any dividends so repaid or rescinded shall be paid to the Trustee on behalf of the Trust. The Trustee shall distribute to the Beneficiary of the Trust any such dividends or distributions received with respect to Excess Stock.

9.16    Liquidation Distributions for Excess Stock. The Trustee, as holder of the Excess Stock in trust, shall distribute any assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation to the Prohibited Owner and the Qualified Charitable Organizations which are Beneficiaries as provided in this Section 9.16. The Prohibited Owner shall receive the lesser of (i) the price per share that such Prohibited Owner paid for the Common Stock or Preferred Stock, as the case may be, in any purported Transfer that resulted in the Excess Stock or, if the Prohibited Owner did not give value for such Excess Stock (through a gift, assignment, devise or other disposition), a price per share equal to the Market Price for the shares of the Excess Stock on the date of the purported Transfer that resulted in the Excess Stock, and (ii) the amount per share received by the Trustee in respect of the Excess Stock in such liquidation, dissolution or winding up of, or distribution of the assets of, the Corporation. Any proceeds in excess of the amount payable to the Prohibited Owner shall be payable to the Trustee for the benefit of the Beneficiary.

9.17    Voting Rights for Excess Stock. A Prohibited Owner of Excess Stock shall be deemed to have given the Trustee an irrevocable proxy to vote the shares of Excess Stock. Any vote made by a Prohibited Owner with respect to Excess Stock prior to the discovery by the Corporation that shares of Common Stock and/or Preferred Stock constitute Excess Stock shall be rescinded as void ab initio; provided, however, that if the Corporation has already taken irreversible action with respect to a merger, reorganization, sale of all or substantially all of the assets, dissolution of the Corporation or other action by the Corporation, then the vote cast by the Prohibited Owner shall not be rescinded. Notwithstanding the provisions of this ARTICLE IX, until the Corporation has received notification that Excess Stock has been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing the list of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

9.18    Transferability of Excess Stock. Excess Stock shall be transferable only as provided in this Section 9.18. Within twenty (20) days of receiving notice from the Corporation, the Trustee of the Trust shall Transfer the shares of Excess Stock held in Trust, to a person designated by the Trustee whose ownership of the Excess Stock will not violate the ownership limitations set forth in Section 9.2. Upon the Transfer, the interest of the Beneficiary in the shares of Excess Stock sold shall terminate and, the proceeds of the sale shall be payable to the Prohibited Owner and the Beneficiary as provided in this Section 9.18. The Prohibited Owner shall receive an amount equal to the product of the number of shares of Excess Stock so Transferred multiplied by the lesser of (i) the price per share that such Prohibited Owner paid for the Common Stock or Preferred Stock, as the case may be, in any purported Transfer that resulted in the Excess Stock or, if the Prohibited Owner did not give value for such Excess Stock (through a gift, assignment, devise or other disposition), a price per share equal to the Market Price for the shares of the Excess Stock on the date of the purported Transfer that resulted in the Excess Stock, and (ii) the price per share received by the Trustee from the sale or other disposition of the shares of Excess Stock held by the Trust. Any proceeds in excess of the amount payable to the Prohibited Owner shall be payable to the Beneficiary. The Trustee shall be under no obligation to obtain the highest possible price for the Excess Stock. Prior to the Transfer of any Excess Stock held by the Trust, the Trustee shall give advance written notice to the Corporation of the intended Transfer and the Corporation must have waived in writing its purchase rights under Section 9.19 or such rights must have expired unexercised. Any Transfer in violation of the foregoing shall be void ab initio. If, prior to the discovery by the Corporation that shares of Equity Stock have been transferred to the Trustee, such shares are sold by the Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust, and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 9.18, such excess shall be paid to the Trustee upon demand for the benefit of the Beneficiary.

9.19    Call by Corporation on Excess Stock. Excess Stock shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the Transfer that created such Excess Stock (or, in the case of devise or gift, the Market Price at the time of such devise or gift), and (ii) the Market Price of the Common Stock or Preferred Stock constituting such Excess Stock on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety (90) days after the later of (x) the date of the Transfer that resulted in such Excess Stock and (y) the date the Board of Directors determines in good faith that a Transfer resulting in Excess Stock has occurred, if the Corporation does not receive a notice of such Transfer pursuant to Section 9.5, but in no event later than a permitted Transfer pursuant to and in compliance with the terms of Section 9.18.

9.20    Transactions Effected on the New York Stock Exchange. Nothing in this ARTICLE IX shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this ARTICLE IX and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this ARTICLE IX.

9.21    Underwritten Offerings. The Ownership Limit shall not apply to the acquisition of Equity Stock or rights, options or warrants for, or securities convertible into, Equity Stock by an underwriter in a public offering, provided that the underwriter makes a timely distribution of such Equity Stock or rights, options or warrants for, or securities convertible into, Equity Stock.

9.22    Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this ARTICLE IX.

9.23    Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.”

SEVENTH: The Charter of the Corporation as currently in effect is hereby amended by deleting ARTICLE XIII of the Charter in its entirety.

EIGHTH: The Board of Directors of the Corporation, by unanimous vote at a duly called meeting, duly adopted resolutions setting forth the proposed amendments to the Charter, declaring said amendments to be advisable and directing that said amendments be submitted for consideration by the stockholders.

NINTH: Notice setting forth the said amendments of the Charter and stating that a purpose of the meeting of the stockholders would be to take action thereon was given as required by law to all stockholders of the Corporation entitled to vote thereon. The stockholders of the Corporation, by vote at a duly called annual meeting, approved said amendments.

[Signature page follows]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and its corporate seal to be hereunder affixed and attested to by its Secretary on this 9th day of May, 2013, and its said President acknowledges under the penalties of perjury that these Articles of Amendment are the corporate act of said Corporation and that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

First Industrial Realty Trust, Inc.

By:
Name:
Title:

Attest:

By:
Name:
Title:

APPENDIX B

SECOND AMENDED AND RESTATED

BYLAWS

OF

FIRST INDUSTRIAL REALTY TRUST, INC.

(~~September 4, 1997)~~May 9, 2013)

~~TABLE OF CONTENTS~~ARTICLE I	MEETINGS OF STOCKHOLDERS	B-1

1.1	PLACE	B-1

1.2	ORGANIZATION MEETING; ANNUAL MEETING	B-1

1.3	MATTERS TO BE CONSIDERED AT ANNUAL MEETING.	B-1

1.4	SPECIAL MEETINGS	B-2

1.5	NOTICE	B-5

1.6	SCOPE OF NOTICE	B-5

1.7	QUORUM	B-5

1.8	VOTING .	B-6

1.9	PROXIES	B-6

1.10	INSPECTORS OF ELECTION.	B-6

1.11	CONDUCT OF MEETINGS	B-6

~~1.11~~	~~TABULATION OF VOTES~~	~~B-7~~

1.12	INFORMAL ACTION BY STOCKHOLDERS	B-7

1.13	VOTING BY BALLOT	B-7

ARTICLE II	DIRECTORS	B-8

2.1	GENERAL POWERS	B-8

2.2	OUTSIDE ACTIVITIES	B-8

2.3	NUMBER TENURE AND QUALIFICATIONS	B-8

2.4	NOMINATION OF DIRECTORS.	B-8

2.5	ANNUAL AND REGULAR MEETINGS	B-10

2.6	SPECIAL MEETINGS	B-10

2.7	NOTICE	B-10

2.8	QUORUM	B-10

2.9	VOTING	B-10

2.10	CHAIRMAN OF THE BOARD	B-10

2.11	CONDUCT OF MEETINGS	B-10

2.12	RESIGNATIONS	B-11

2.13	REMOVAL OF DIRECTORS	B-11

2.14	VACANCIES	B-11

2.15	INFORMAL ACTION BY DIRECTORS	B-11

2.16	COMPENSATION	B-11

B-i

ARTICLE III	COMMITTEES	B-11

3.1	NUMBER, TENURE AND QUALIFICATIONS	B-11

3.2	DELEGATION OF POWER	B-11

3.3	QUORUM AND VOTING	B-12

3.4	CONDUCT OF MEETINGS	B-12

3.5	INFORMAL ACTION BY COMMITTEES	B-12

ARTICLE IV	OFFICERS	B-12

4.1	TITLES AND ELECTION	B-12

4.2	REMOVAL	B-12

4.3	OUTSIDE ACTIVITIES	B-12

4.4	VACANCIES	B-13

4.5	PRESIDENT	B-13

4.6	CHIEF OPERATING OFFICER	B-13

4.7	CHIEF FINANCIAL OFFICER	B-13

4.8	VICE PRESIDENTS	B-13

4.9	SECRETARY	B-13

4.10	TREASURER	B-13

4.11	ASSISTANT SECRETARIES AND ASSISTANT TREASURERS	B-14

4.12	OTHER OFFICERS	B-14

4.13	SALARIES	B-14

ARTICLE V	SHARES OF STOCK	B-14

5.1	NO CERTIFICATES FOR STOCK	B-14

5.2	ELECTION TO ISSUE CERTIFICATES	B-14

5.3	STOCK LEDGER	B-14

5.4	RECORDING TRANSFERS OF STOCK	B-14

5.5	LOST CERTIFICATES	B-15

5.6	CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.	B-15

ARTICLE VI	DIVIDENDS AND DISTRIBUTIONS	B-15

6.1	DECLARATION	B-15

6.2	CONTINGENCIES	B-16

ARTICLE VII	INDEMNIFICATION	B-16

7.1	INDEMNIFICATION TO THE EXTENT PERMITTED BY LAW	B-16

7.2	INSURANCE	B-16

B-ii

7.3	NON-EXCLUSIVE RIGHT TO INDEMNITY; HEIRS AND PERSONAL REPRESENTATIVES	B-16

7.4	NO LIMITATION	B-16

ARTICLE VIII	NOTICES	B-16

8.1	NOTICES	B-16

8.2	SECRETARY TO GIVE NOTICE	B-17

8.3	WAIVER OF NOTICE	B-17

ARTICLE IX	MISCELLANEOUS	B-17

9.1	BOOKS AND RECORDS	B-17

9.2	INSPECTION OF BYLAWS AND CORPORATE RECORDS	B-17

9.3	CONTRACTS	B-17

9.4	CHECKS, DRAFTS, ETC	B-17

9.5	LOANS	B-18

9.6	FISCAL YEAR	B-18

9.7	ANNUAL REPORT	B-18

9.8	INTERIM REPORTS	B-18

9.9	OTHER REPORTS	B-18

9.10	BYLAWS SEVERABLE	B-18

ARTICLE X	AMENDMENT OF BYLAWS	B-19

10.1	BY DIRECTORS	B-19

10.2	BY STOCKHOLDERS	B-19

B-iii

ARTICLE I

MEETINGS OF STOCKHOLDERS

1.1    PLACE. All meetings of the holders of the issued and outstanding capital stock of the Corporation (the “Stockholders”) shall be held at the principal executive office of the Corporation or such other place within the United States as shall be stated in the notice of the meeting.

1.2    ORGANIZATION MEETING; ANNUAL MEETING. An annual meeting of the Stockholders for the election of Directors and the transaction of such other business as properly may be brought before the meeting shall be held on ~~the third Wednesday in April of each year or at such other~~ such date and time as may be fixed by the Board of Directors~~.~~, provided that such meeting shall not be held on a legal holiday. If the date fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If no annual meeting is held on the date designated, a special meeting in lieu thereof may be held, and such special meeting shall have, for purposes of these Bylaws or otherwise, all the force and effect of an annual meeting. Any and all references hereinafter in these Bylaws to an annual meeting or to annual meetings shall be deemed to refer also to any special meeting(s) in lieu thereof. Failure to hold an annual meeting shall not invalidate the Corporation’s existence or affect any otherwise valid act of the Corporation.

1.3    MATTERS TO BE CONSIDERED AT ANNUAL MEETING.

(a)    At an annual meeting of Stockholders only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the annual meeting (i) by, or at the direction of, a majority of the Board of Directors or (ii) by any holder of record (both as of the time notice of such proposal is given by the Stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of the Corporation’s capital stock entitled to vote at such annual meeting who complies with the procedure set forth in this Section 1.3. For a proposal to be properly brought before an annual meeting by a Stockholder, the Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and such Stockholder or his representative must be present in person at the annual meeting. ~~For the first annual meeting following the initial public offering of common stock of the Corporation, a Stockholder’s notice shall be timely if delivered to, or mailed and received at, the principal executive office of the Corporation not later than the close of business on the 20th calendar day (or if that day is not a business day for the Corporation, on the next business day) following the date on which notice of the date for the first annual meeting is mailed or otherwise transmitted to Stockholders. For all subsequent annual meetings, a~~ A Stockholder’s notice shall be timely if delivered to, or mailed and received at, the principal executive offices of the Corporation (~~A) not less than 75 days nor more than 180 days~~i) not later than the close of business on the one hundred twentieth (120th) day nor earlier than the close of business on the one hundred fiftieth (150th) day prior to the first anniversary ~~date of the immediately preceding~~of the date of the Corporation’s proxy statement released to Stockholders in connection with the previous year’s annual meeting of Stockholders ~~or special meeting in lieu thereof~~ (the “Anniversary Date”) or (~~B~~ii) in the event that the annual meeting of Stockholders is ~~called for a date~~advanced or delayed by more than ~~7~~thirty (30) calendar days ~~prior to the Anniversary Date, not later~~from the anniversary of the previous year’s annual meeting, not earlier than the close of business on ~~(1) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the earlier of (x) the date on which notice of the date of such meeting was mailed to Stockholders or (y) the date on which the date of such meeting was publicly disclosed or (2) if such date of notice or public disclosure occurs more than 75calendar days prior to the scheduled~~the one hundred fiftieth (150th) day prior to the date of such annual meeting~~, then the later of (x) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the date of the first~~ and not later than the close of business on the later to occur of ~~such notice or public disclosure or (y) the 75th calendar~~the one hundred twentieth (120th) day prior to ~~such scheduled~~the date of such annual meeting ~~(or if that day is not a business day for the Corporation, on the next succeeding business day)~~or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a Stockholder’s notice as described above.

(b)    A Stockholder’s notice to the Secretary shall set forth as to each matter the Stockholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation’s stock transfer books, of the Stockholder proposing such business and of the beneficial owners (if any) of the stock registered in such Stockholder’s name and the name and address of other Stockholders known by such Stockholder to be supporting such proposal on the date of such Stockholder’s notice, (iii) the class and number of shares of the Corporation’s capital stock which are beneficially owned by the Stockholder and such beneficial owners (if any) on the date of such Stockholder’s notice and by any other Stockholders known by such Stockholder to be supporting such proposal on the date of such Stockholder’s notice and (iv) any financial interest of the Stockholder or of any such beneficial owner in such proposal.

(c)    If the Board of Directors, or a designated committee thereof, determines that any Stockholder proposal was not timely made in accordance with the terms of this Section 1.3, such proposal shall not be presented for action at the annual meeting in question. If the Board of Directors or a designated committee thereof determines that the information provided in a Stockholder’s notice does not satisfy the informational requirements of this section in any material respect, the Secretary of the Corporation shall promptly notify such Stockholder of the deficiency in the notice. Such Stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within the period of time, not to exceed five (5) days from the date such deficiency notice is given to the Stockholder, determined by the Board of Directors or such committee. If the deficiency is not cured within such period, or if the Board of Directors of such committee determines that the additional information provided by the Stockholder, together with the information previously provided, does not satisfy the requirements of this Section 1.3 in any material respect, then such proposal shall not be presented for action at the annual meeting in question.

(d)    Notwithstanding the procedure set forth in the preceding paragraph, if neither the Board of Directors nor such committee makes a determination as to the validity of any Stockholder proposal as set forth above, the presiding Officer of the annual meeting shall determine and declare at the annual meeting whether the Stockholder proposal was made in accordance with the terms of this Section 1.3. If the presiding Officer determines that a Stockholder proposal was made in accordance with the terms of this Section 1.3, the presiding Officer shall so declare at the annual meeting. If the presiding Officer determines that a Stockholder proposal was not made in accordance with the provisions of this Section 1.3, the presiding Officer shall so declare at the annual meeting and such proposal shall not be acted upon at the annual meeting.

(e)    This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of Officers, Directors and committees of the Board of Directors, but in connection with such reports, no new business shall be acted upon at such annual meeting except in accordance with the provisions of this Section 1.3.

1.4    ~~SPECIAL MEETINGS~~SPECIAL MEETINGS~~. The Chairman of the Board, the President or a majority of the Board of Directors may call special meetings of the Stockholders. Special meetings of Stockholders shall also be called by the Secretary, but only upon the written request of the holders of shares entitled to cast a majority of all the votes entitled to be cast at the meeting. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat. The date, time, place and record date for any special meeting, including a special meeting called at the request of Stockholders, shall be established by the Board of Directors or Officer calling the same.~~

1.4.1    General. Special meetings of the Stockholders for any purpose or purposes may be called only by (i) the Chairman of the Board, (ii) the President, (iii) a majority of the Board of Directors or (iv) by the Secretary upon the written request of Stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The notice of a special meeting shall state the purpose or purposes of the special meeting, and the business to be conducted at the special meeting shall be limited to the purpose or purposes stated in the notice. Except in accordance with this Section 1.4, Stockholders shall not be permitted to propose business to be brought before a special meeting of the Stockholders. Stockholders who proposed to nominate persons for election to the Board of Directors at a special meeting or who propose other business at a special meeting must also comply with the requirements set forth in Section 2.4.

1.4.2    Stockholder Requested Special Meetings.

(a)    No Stockholder may request that the Secretary of the Corporation call a special meeting of Stockholders pursuant to Section 1.4.1 unless a Stockholder of record has first requested, by sending written notice to the Secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, that the Board of Directors fix a record date to determine the Stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more Stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such Stockholder (or such agent) and shall set forth: (i) as to each requesting Stockholder, all information relating to each such Stockholder that is required to be disclosed under Section 2.4(c) and all information relating to each such Stockholder that must be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”); (ii) as to the purpose or purposes of the special meeting, (A) a reasonably brief description of the purpose or purposes of the special meeting and the business proposed to be conducted at the special meeting, the reasons for conducting such business at the special meeting and any material interest in such business of each such Stockholder, and (B) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the requesting Stockholders or (y) between or among any requesting Stockholders and any other person or entity (including their names) in connection with the request for the special meeting or the business proposed to be conducted at the special meeting; and (iii) if directors are proposed to be elected at the special meeting, the nominee information set forth in Section 2.4(c) for each person whom such Stockholder expects to nominate for election as a director at the special meeting. Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten (10) days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten (10) days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth (10th) day after the first date on which a Record Date Request Notice is received by the Secretary.

(b)    In order for any Stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of Stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by Stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the Secretary. In addition, the Special Meeting Request shall (i) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the Secretary), (ii) set forth the text of the proposal or business (including the text of any resolutions proposed for consideration), (iii) bear the date of signature of each such Stockholder (or such agent) signing the Special Meeting Request, (iv) set forth (A) the name and address, as they appear in the Corporation’s books, of each Stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (B) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such Stockholder, (C) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such Stockholder, (D) the Stockholder information required to be provided in Section 2.4(c), and (E) all information relating to each such Stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, (v) be sent to the Secretary by registered mail, return receipt requested, and (vii) be received by the Secretary within sixty (60) days after the Request Record Date. Any requesting Stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the Secretary.

(c)    The Secretary shall inform the requesting Stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The Secretary shall not be required to call a special meeting upon Stockholder request and such meeting shall not be held unless, in addition to the documents required by Section 2.4(c), the Secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

(d)    In the case of any special meeting called by the Secretary upon the request of Stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than ninety (90) days after the record date for such meeting as determined below (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten (10) days after the date that a valid Special Meeting Request is actually received by the Secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time at the location of the meeting, on the ninetieth (90th) day after the Meeting Record Date or, if such ninetieth (90th) day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten (10) days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within thirty (30) days after the Delivery Date, then the close of business on the thirtieth (30th)  day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting Stockholders fail to comply with the provisions of Section 2.4.

(e)    The Secretary shall not accept, and shall consider ineffective, a written demand from a Stockholder to call a special meeting (i) that does not comply with this Section 1.4, (ii) that relates to an item of business to be transacted at such meeting that is not a proper subject for Stockholder action under applicable law, (iii) that includes an item of business to be transacted at such meeting that did not appear on the written request that resulted in the determination of the Demand Record Date, (iv) that relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (a “Similar Item”) for which a record date for notice of a Stockholder meeting (other than the Demand Record Date) was previously fixed and such demand is delivered between the time beginning on the sixty-first (61st) day after such previous record date and ending on the one-year anniversary of such previous record date, (v) if a Similar Item will be submitted for Stockholder approval at any Stockholder meeting to be held on or before the ninetieth (90th) day after the Secretary receives such demand, or (vi) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the Secretary of such demand to call a special meeting.

(f)    If written revocations of the Special Meeting Request have been delivered to the Secretary and the result is that Stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the Secretary: (i) if the notice of meeting has not already been delivered, the Secretary shall refrain from delivering the notice of the meeting and send to all requesting Stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the Secretary first sends to all requesting Stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the Secretary may revoke the notice of the meeting at any time before ten (10) days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the Secretary of a notice of a meeting shall be considered a request for a new special meeting.

(g)    For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close.

(h)    If information submitted pursuant to this Section 1.4 by any Stockholder proposing a nominee for election as a director or any proposal for other business at a special meeting of Stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 1.4. Any such Stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the Secretary or the Board of Directors, any such Stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized Officer of the Corporation, to demonstrate the accuracy of any information submitted by the Stockholder pursuant to this Section 1.4, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such Stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the Stockholder pursuant to this Section 1.4 as of an earlier date. If a Stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 1.4.

1.5    NOTICE. Not less than ten (10) nor more than ninety (90) days before the date of every meeting of Stockholders, ~~written or printed~~ notice of such meeting shall be given, in accordance with Article VIII, to each Stockholder entitled to vote or entitled to notice by statute, stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute, the purpose or purposes for which the meeting is called. The Corporation may give a single notice to all Stockholders who share an address, which single notice shall be effective as to any Stockholder at such address, unless such Stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more Stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article I or the validity of any proceedings at any such meeting.

1.6    SCOPE OF NOTICE. No business shall be transacted at a special meeting of Stockholders except that specifically designated in the notice of the meeting. Any business of the Corporation may be transacted at the annual meeting without being specifically designated in the notice, except such business as is required by statute to be stated in such notice.

1.7    QUORUM. At any meeting of Stockholders, the presence in person or by proxy of Stockholders entitled to cast a majority of the votes shall constitute a quorum; but this Section 1.7 shall not affect any requirement under any statute or the Articles of Incorporation of the Corporation, as amended (the “Charter”), for the vote necessary for the adoption of any measure. If, however, a quorum is not present at any meeting of the Stockholders, the Stockholders present in person or by proxy shall have the power to adjourn the meeting from time to time without notice other than by announcement at the meeting until a quorum is present, and the meeting so adjourned may be reconvened without further notice. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally notified. The Stockholders present at a meeting which has been duly called and convened and at which a quorum is present at the time counted may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

1.8    VOTING.

(a)    A majority of the votes cast at a meeting of Stockholders duly called and at which a quorum is present shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless more than a majority of the votes cast is specifically required by statute, the Charter or these Bylaws. Unless otherwise provided by statute, the Charter or these Bylaws, each outstanding share (a “Share”) of capital stock of the Corporation (the “Stock”), regardless of class, shall be entitled to one vote upon each matter submitted to a vote at a meeting of Stockholders. Pursuant to Section 3-702 of the Maryland General Corporation Law, any and all acquisitions of Shares of Stock are hereby exempted from the provisions of Title 3, Subtitle 7 of the Maryland General Corporation Law, which relates to voting rights of certain control shares. Shares of its own Stock directly or indirectly owned by the Corporation shall not be voted in any meeting and shall not be counted in determining the total number of outstanding Shares entitled to vote at any given time, but Shares of its own voting Stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding Shares at any given time. Notwithstanding anything contained in these Bylaws the rights of Excess Stock and the holders of Excess Stock shall be limited to rights provided in the Corporation’s Articles of Incorporation, as amended from time to time.

(b)    Notwithstanding the procedures set forth in the preceding paragraph, each Director shall be elected by the vote of the majority of the votes cast with respect to the Director at any meeting for the election of Directors at which a quorum is present, provided that if the number of nominees exceeds the number of Directors to be elected, the Directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of Directors. For purposes of this Section 1.8(b), a majority of the votes cast means that the number of shares voted “for” a Director must exceed the number of votes cast against that Director. Each Director so elected shall hold office until such Director’s term expires and until such Director’s successor is duly elected and qualified, or until such Director’s earlier death, resignation or removal.

1.9    PROXIES. A Stockholder may vote the Shares owned of record by him or her, either in person or by proxy executed in writing by the Stockholder or by his or her duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

1.10    INSPECTORS OF ELECTION.

1.10.1    Before or at any meeting of Stockholders, the chairman of the meeting may appoint one or more persons as inspectors for such meeting. Except as otherwise provided by the chairman of the meeting, such inspectors shall (i) ascertain and report the number of shares of beneficial interest represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairperson of the meeting and (iv) perform such other acts as are proper to conduct the election or voting at the meeting.

1.10.2    Each report of an inspector shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

1.11~~1.10~~    CONDUCT OF MEETINGS. ~~The Chairman of the Board or, in the absence of the Chairman, the President, or, in the absence of the Chairman, President and Vice Presidents, a presiding Officer elected at the meeting, shall preside over~~ Every meeting of Stockholders shall be conducted by an individual appointed by the

Board of Directors to be the chairman of the meeting or, in the absence of such appointment or absence of the appointed individual, by the Chairman of the Board or, in the case of a vacancy in the office or the absence of the Chairman of the Board, by one of the following Officers present at the meeting in the following order: the President, the Vice Presidents in their order of seniority or, in the absence of such Officers, a chairperson chosen by the vote of a majority of the votes cast by Stockholders present in person or by proxy. The Secretary, an assistant Secretary or a person appointed by the Board of Directors or, in the absence of such appointment, a person appointed by the chairperson of the meeting shall act as the Secretary of the meeting and record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of Stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman of the meeting and without any action by the Stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to Stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any Stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (h) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of Stockholders~~. The Secretary of the Corporation, or, in the absence of the Secretary and Assistant Secretaries, the person appointed by the presiding Officer of the meeting, shall act as secretary of such meeting.~~ shall not be required to be held in accordance with the rules of parliamentary procedure.

~~1.11     TABULATION OF VOTES. At any annual or special meeting of Stockholders, the presiding Officer shall be authorized to appoint a teller for such meeting (the “Teller”). The Teller may, but need not, be an Officer or employee of the Corporation. The Teller shall be responsible for tabulating or causing to be tabulated Shares voted at the meeting and reviewing or causing to be reviewed all proxies. In tabulating votes, the Teller shall be entitled to rely in whole or in part on tabulations and analyses made by personnel of the Corporation, its counsel, its transfer agent, its registrar or such other organizations that are customarily employed to provide such services. The Teller may be authorized by the presiding Officer to determine on a preliminary basis the legality and sufficiency of all votes cast and proxies delivered under the Corporation’s Charter, Bylaws and applicable law. The presiding Officer may review all preliminary determinations made by the Teller hereunder and, in doing so, the presiding Officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any preliminary determinations made by the Teller. Each report of the Teller shall be in writing and signed by him or her.~~

1.12    INFORMAL ACTION BY STOCKHOLDERS. An action required or permitted to be taken at a meeting of Stockholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by all the Stockholders entitled to vote on the subject matter thereof and any other Stockholders entitled to notice of a meeting of Stockholders (but not to vote thereat) have waived in writing any rights which they may have to dissent from such action, and such consents and waivers are filed with the minutes of proceedings of the Stockholders. Such consents and waivers may be signed by different Stockholders on separate counterparts.

1.13    VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding Officer shall order or any Stockholder shall demand that voting be by ballot.

ARTICLE II

DIRECTORS

2.1    GENERAL POWERS. The business and affairs of the Corporation shall be managed by its Board of Directors. All powers of the Corporation may be exercised by or under the authority of the Board of Directors, except as conferred on or reserved to the Stockholders by statute, the Charter or these Bylaws.

2.2    OUTSIDE ACTIVITIES. The Board of Directors and its members are required to spend only such time managing the business and affairs of the Corporation as is necessary to carry out their duties in accordance with Section 2-405.1 of the Maryland General Corporation Law. The Board of Directors, each Director, and the agents, Officers and employees of the Corporation or of the Board of Directors or of any Director may engage with or for others in business activities of the types conducted by the Corporation. Except as set forth in the Charter or by separate agreement, none of such individuals has an obligation to notify or present to the Corporation or each other any investment opportunity that may come to such person’s attention even though such investment might be within the scope of the Corporation’s purposes or various investment objectives. Any interest (including any interest as defined in Section 2-419(a) of the Maryland General Corporation Law) that a Director has in any investment opportunity presented to the Corporation must be disclosed by such Director to the Board of Directors (and, if voting thereon, to the Stockholders or to any committee of the Board of Directors) within ten (10) days after the later of the date upon which such Director becomes aware of such interest or the date upon which such Director becomes aware that the Corporation is considering such investment opportunity. If such interest comes to the interested Director’s attention after a vote to take such investment opportunity, the voting body shall be notified of such interest and shall reconsider such investment opportunity if not already consummated or implemented.

2.3    NUMBER TENURE AND QUALIFICATIONS. The number of Directors of the Corporation shall be that number set forth in the Charter or such other number as may be designated from time to time by resolution of a majority of the entire Board of Directors; provided, however, that the number of Directors shall never be more than the maximum number provided in the Charter nor less than the number required by Section 2-402 of the Maryland General Corporation Law, as amended from time to time, and further provided that the tenure of office of a Director shall not be affected by any decrease in the number of Directors. Each Director shall serve for the term set forth in the Charter and until his or her successor is elected and qualified.

2.4    NOMINATION OF DIRECTORS.

(a) Nominations of candidates for election as Directors of the Corporation at any annual meeting of Stockholders may be made (i) by, or at the direction of, a majority of the Board of Directors or (ii) by any holder of record (both as of the time notice of such nomination is given by the Stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of the Corporation’s capital stock entitled to vote at such meeting who complies with the procedures set forth in this Section 2.4. Any Stockholder who seeks to make such a nomination, or his or her representative, must be present in person at the annual meeting. Only persons nominated in accordance with the procedures set forth in this Section 2.4 shall be eligible for election as Directors at an annual meeting of Stockholders.

(b) Nominations, other than those made by, or at the direction of, the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 2.4. ~~For all annual meetings prior to the initial public offering of common stock of the Corporation, notice shall be timely if delivered to, or mailed and received at, the principal executive office of the Corporation not later than the close of business on the 20th calendar day (or if that day is not a business day for the Corporation, the next business day) following the date on which notice of such annual meeting is mailed or otherwise transmitted to Stockholders. For all annual meetings subsequent to the initial public offering of common stock of the Corporation, a~~ A Stockholder’s notice shall be timely if delivered to, or mailed and received at, the principal executive offices of the Corporation (i) not ~~less than 75 days nor more than 180 days~~later than the close of business on the one hundred twentieth (120th) day nor earlier than the close of business on the one hundred fiftieth (150th) day prior to the Anniversary Date or (ii) in the event that the annual meeting of Stockholders is ~~called for a date~~advanced or delayed by more than ~~7~~thirty (30) calendar days ~~prior to the Anniversary date, not later than the close of business on (A) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the earlier of (1) the date on which notice of the date of such meeting was mailed to (1) Stockholders or (2) the date on which the date of such meeting was publicly disclosed or (B) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, then the later of (1) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the date of the first to occur of such notice or public disclosure or (2) the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Corporation, on the next succeeding business day)~~from the anniversary of the previous year’s annual meeting, not earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of such annual meeting and not later than the close of business on the later to occur of the one hundred twentieth (120th) day prior to the date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a Stockholder’s notice as described above.

(c)    A Stockholder’s notice of nomination shall set forth as to each person the Stockholder proposes to nominate for election as a Director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person for the past five years, (iii) the class and number of shares of the Corporation’s capital stock which are beneficially owned by such person on the date of such notice, (iv) such nominee’s written consent to be named in the proxy statement as a nominee and to serve as a Director if elected, (v) whether such Director is ~~an Independent Director (as defined in the Charter~~“independent” (as determined in accordance with the Company’s Corporate Governance Guidelines as in effect from time to time) and (vi) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as may be deemed necessary or desirable by the Corporation’s counsel, in the exercise of his or her discretion. Notice by a Stockholder shall, in addition to the above-referenced information, set forth as to the Stockholder giving the notice (A) the name and address, as they appear on the Corporation’s stock transfer books, of such Stockholder and of the beneficial owners (if any) of the stock registered in such Stockholder’s name; (B) the name and address of other Stockholders known by such Stockholder to be supporting such nominees on the date of such Stockholder’s notice; (C) the class and number of shares of the Corporation’s capital stock which are beneficially owned by such Stockholder and such beneficial owners (if any) on the date of such Stockholder’s notice; and (D) the class and number of shares of the Corporation~~’~~s capital stock which are beneficially owned by any other Stockholders known by such Stockholder to be supporting such nominees on the date of such Stockholder’s notice. At the request of the Board of Directors, any person nominated by or at the direction of the Board of Directors for election as a Director at any annual meeting shall furnish to the Secretary of the Corporation that information which would be required to be set forth in a Stockholder’s notice of nomination of such nominee.

(d)    No person shall be elected by the Stockholders as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.4. If the Board of Directors, or a designated committee thereof, determines that a nomination made by any Stockholder was not timely made in accordance with the terms of this section, such nomination shall not be considered at the annual meeting in question. If the Board of Directors, or a designated committee thereof, determines that the information provided in a Stockholder’s notice does not satisfy the informational requirements of this Section 2.4 in any material respect, the Secretary of the Corporation shall promptly notify such Stockholder of the deficiency in the notice. Such Stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within the period of time, not to exceed five (5) days from the date such deficiency notice is given to such Stockholder, determined by the Board of Directors or such committee. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by such Stockholder, together with the information previously provided, does not satisfy the requirements of this Section 2.4 in any material respect, such nomination shall not be considered at the annual meeting in question.

(e)    Notwithstanding the procedures set forth in the preceding paragraph, if neither the Board of Directors nor a designated committee thereof makes a determination as to the validity of any ~~nominations~~nomination by any Stockholder as set forth above, the presiding Officer of the Stockholders’ meeting shall determine and declare at the Stockholders’ meeting whether ~~a nominations as~~such nomination was made in accordance with the terms of this Section 2.4. If the presiding Officer determines that a nomination was not made in accordance with the terms of this Section 2.4, such nomination shall be disregarded, and the Board of Directors shall make all Director nominations on behalf of the Corporation.

2.5    ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors may be held immediately after and at the same place as the annual meeting of Stockholders, or at such other time and place, either within or without the State of Maryland, as is selected by resolution of the Board of Directors, and no notice other than this Bylaw of such resolution shall be necessary. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolution.

2.6    SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or a majority of the Directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.

2.7    NOTICE. Notice of any special meeting to be provided herein shall be given, in accordance with Article VIII, ~~by written notice delivered personally, telegraphed or telecopied~~ to each director ~~at his or her business or residence~~ at least twenty-four (24) hours, or by mail at least five (5) days, prior to the meeting. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be specified in the notice, unless specially required by statute, the Charter or these Bylaws.

2.8    QUORUM. A majority of the Board of Directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors. If less than a majority of the Board of Directors is present at said meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

2.9    VOTING. The act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute, the Charter or these Bylaws; provided, however, that (1) no act relating to any matter in which a Director (or affiliate of such Director) has any interest shall be the act of the Board of Directors unless such act has been approved by a majority of the Board of Directors that includes a majority of the disinterested Directors and (2) commencing on the Initial Public Offering Date (as defined in the Charter) no decision by the Corporation whether to issue shares of Common Stock (as defined in the Charter) or to pay cash in exchange for partnership units of First Industrial, L.P. shall be the act of the Board of Directors unless such act has been approved by a majority of the ~~Independent Directors (as defined in the Charter~~independent Directors (as determined in accordance with the Company’s Corporate Governance Guidelines as in effect from time to time).

2.10    CHAIRMAN OF THE BOARD. The Board of Directors may appoint a Chairman of the Board. The Chairman of the Board shall not be an ~~officer~~Officer of the Company, but may sign and execute all authorized bonds, contracts or other obligations in the name of the Corporation, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other Officer or agent of the Corporation or shall be required by law to be otherwise signed or executed.

2.11    CONDUCT OF MEETINGS. All meetings of the Board of Directors shall be called to order and presided over by the Chairman of the Board or, in the absence of the Chairman of the Board, by the President (if a member of the Board of Directors) or, in the absence of the Chairman of the Board and the President, by a member of the Board of Directors selected by the members present. The Secretary of the Corporation, or in the absence of the Secretary, any Assistant Secretary, shall act as ~~secretary~~Secretary at all meetings of the Board of Directors, and in the absence of the Secretary and Assistant secretaries, the presiding Officer of the meeting shall designate any person to act as ~~secretary~~Secretary of the meeting. Members of the Board of Directors may participate in meetings of the Board of Directors by conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws.

2.12    RESIGNATIONS. Any Directors may resign from the Board of Directors or any committee thereof at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of the receipt of notice of such resignation by the President or the Secretary.

2.13    REMOVAL OF DIRECTORS. Except as may otherwise be provided in the ~~MGCL~~Maryland General Corporation Law and only for so long as the ~~MGCL~~Maryland General Corporation Law may otherwise provide, ~~and consistent with the Charter, the Stockholders may, at any time, remove any Director, but only for cause, by the affirmative vote of a majority of all the votes entitled to be cast on a matter, and may elect a successor to fill any resulting vacancy for the balance of the term of the removed Director. Cause for removal shall be deemed to exist only if the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of such director’s duty to the corporation and such adjudication is no longer subject to direct appeal~~Directors may be removed only as set forth in the Charter.

2.14     VACANCIES. The Stockholders may elect a successor to fill a vacancy on the Board of Directors which results from the removal of a Director. Furthermore, any vacancy occurring on the Board of Directors for any cause other than by reason of an increase in the number of Directors may be filled by a majority vote of the remaining Directors, although such majority is less than a quorum. Any vacancy occurring on the Board of Directors by reason of an increase in the number of Directors may be filled by a majority vote of the entire Board of Directors. A Director elected by the Board of Directors to fill a vacancy shall hold office until the next annual meeting of Stockholders and until his or her successor is elected and qualifies.

2.15    INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by all of the Directors and such written consent is filed with the minutes of the Board of Directors. Consents may be signed by different Directors on separate counterparts.

2.16    COMPENSATION. An annual fee for services and payment for expenses of attendance at each meeting of the Board of Directors, or of any committee thereof, may be allowed to any Director by resolution of the Board of Directors.

ARTICLE III

COMMITTEES

3.1    NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee and other committees, composed of two or more Directors, to serve at the pleasure of the Board of Directors; provided, however, that the Board of Directors will appoint to the Corporation’s Audit Committee only ~~Independent Directors (as defined in the Charter~~independent Directors (as determined in accordance with the Company’s Corporate Governance Guidelines as in effect from time to time).

3.2    DELEGATION OF POWER. The Board of Directors may delegate to these committees in the intervals between meetings of the Board of Directors any of the powers of the Board of Directors to manage the business and affairs of the Corporation, except those powers which the Board of Directors is specifically prohibited from delegating pursuant to Section 2-411(a)(2) of the Maryland General Corporation Law.

3.3    QUORUM AND VOTING. A majority of the members of any committee shall constitute a quorum for the transaction of business by such committee, and the act of a majority of the quorum shall constitute the act of the committee.

3.4    CONDUCT OF MEETINGS. Each committee shall designate a presiding Officer of such committee, and if such Officer is not present at a particular meeting, the committee shall select a presiding Officer for such meeting. Members of any committee may participate in meetings of such committee by conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws. Each committee shall keep minutes of its meetings, and report the results of any proceedings at the next succeeding annual or regular meeting of the Board of Directors.

3.5    INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of proceedings of such committee. Consents may be signed by different members on separate counterparts~~.~~

ARTICLE IV

OFFICERS

4.1    TITLES AND ELECTION. The Corporation shall have a President, Secretary and Treasurer to comply with ~~MGCL ss.~~Section 2-412(a) of the Maryland General Corporation Law, and such other Officers as the Board of Directors, or any committee or Officer appointed by the Board of Directors for such purpose, may from time to time elect. The Officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of Stockholders. If the election of Officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each Officer shall hold office until his successor is duly elected and qualified or until his death, resignation or removal in the manner hereinafter proved. Any two or more offices except President and Vice President may be held by the same person. Election or appointment of an Officer or agent shall not of itself create contract rights between the Corporation and such Officer or agent.

4.2    REMOVAL. Any Officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person removed. The fact that a person is elected to an office, whether or not for a specified term, shall not by itself constitute any undertaking or evidence of any employment obligation of the Corporation to that person.

4.3    OUTSIDE ACTIVITIES. The Officers and agents of the Corporation are required to spend only such time managing the business and affairs of the Corporation as is necessary to carry out their duties in accordance with the law and these Bylaws. The Officers and agents of the Corporation may engage with or for others in business activities of the types conducted by the Corporation. Except as set forth in the Charter or by separate agreement, none of such individuals has an obligation to notify or present to the Corporation or each other any investment opportunity that may come to such person’s attention even though such investment might be within the scope of the Corporation’s purposes or various investment objectives. Any interest (including any interest within the meaning of Section 2-419(a) of the Maryland General Corporation Law as if the Officer or agent were a Director of the Corporation) that an Officer or an agent has in any investment opportunity presented to the Corporation must be disclosed by such Officer or agent to the Board of Directors (and, if voting thereon, to the Stockholders or to any committee of the Board of Directors) within ten (10) days after the later of the date upon which such Officer or agent becomes aware of such interest or the date upon which such Officer or agent becomes aware that the Corporation is considering such investment opportunity. If such interest comes to the attention of the interested Officer or agent after a vote to take such investment opportunity, the voting body shall be notified of such interest and shall reconsider such investment opportunity if not already consummated or implemented.

4.4    VACANCIES. A vacancy in any office may be filled by the Board of Directors for the unexpired portion of the term.

4.5     PRESIDENT. Unless the Board of Directors shall otherwise determine, the President shall be the Chief Executive Officer and general manager of the Corporation and shall in general supervise and control all of the business and affairs of the Corporation. In the absence of the Chairman of the Board, the President shall preside at all meetings of the Stockholders and of the Board of Directors (if a member of the Board of Directors). The President may sign any deed, mortgage, bond, contract or other instruments on behalf of the Corporation except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other Officer or agent of the Corporation or shall be required by law to be otherwise signed or executed. In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

4.6    CHIEF OPERATING OFFICER. The Board of Directors may appoint a Chief Operating Officer. In the absence of the President or in the event of a vacancy in such office, the Chief Operating Officer shall perform the duties of the President and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Chief Operating Officer may sign any deed, mortgage, bond, contract or other instruments on behalf of the Corporation except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other Officer or agent of the Corporation or shall be required by law to be otherwise signed or executed. In general, the Chief Operating Officer shall perform all duties incident to the office of Chief Operating Officer and such other duties as may be prescribed by the Board of Directors from time to time.

4.7     CHIEF FINANCIAL OFFICER. The Board of Directors may appoint a Chief Financial Officer. In general, the Chief Financial Officer shall perform all duties incident to the office of Chief Financial Officer and such other duties as may be prescribed by the Board of Directors from time to time.

4.8    VICE PRESIDENTS. The Board of Directors may appoint one or more Vice President. In the absence of both the President and the Chief Operating Officer or in the event of a vacancy in both such offices, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the President and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Every Vice President shall perform such other duties as from time to time may be assigned to him or her by the President or the Board of Directors.

4.9    SECRETARY. The Secretary shall (i) keep the minutes of the proceedings of the Stockholders and Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of the corporate records of the Corporation; (iv) unless a transfer agent is appointed, keep a register of the post office address of each Stockholder that shall be furnished to the Secretary by such Stockholder and have general charge of the Stock Ledger of the Corporation; (v) when authorized by the Board of Directors or the President, attest to or witness all documents requiring the same; (vi) perform all duties as from time to time may be assigned to him or her by the President or by the Board of Directors; and (vii) perform all the duties generally incident to the office of secretary of a corporation.

4.10    TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at the regular meetings of the Board of Directors or whenever they may require it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation.

The Board of Directors may engage a custodian to perform some or all of the duties of the Treasurer, and if a custodian is so engaged then the Treasurer shall be relieved of the responsibilities set forth herein to the extent delegated to such custodian and, unless the Board of Directors otherwise determines, shall have general supervision over the activities of such custodian. The custodian shall not be an Officer of the Corporation.

4.11    ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Board of Directors may appoint one or more Assistant Secretaries or Assistant Treasurers. The Assistant Secretaries (i) when authorized by the Board of Directors or the President, shall have the power to attest to or witness all documents requiring the same and (ii) shall perform such duties as shall be assigned to them by the Secretary or by the President or the Board of Directors. The Assistant Treasurers shall perform such duties as shall be assigned to them by the Treasurer or by the President or the Board of Directors.

4.12    OTHER OFFICERS. The Corporation shall have such other Officers as the Board of Directors may from time to time elect. Each such Officer shall hold office for such period and perform such duties as the Board of Directors, the President or any designated committee or Officer may prescribe.

4.13    SALARIES. The salaries, if any, of the Officers shall be fixed from time to time by the Board of Directors. No Officer shall be prevented from receiving such salary, if any, by reason of the fact that he or she is also a Director of the Corporation.

ARTICLE V

SHARES OF STOCK

5.1    NO CERTIFICATES FOR STOCK. Unless the Board of Directors authorizes the issuance of certificates pursuant to Section 5.2, none of the Stock shall be represented by certificates.

5.2    ELECTION TO ISSUE CERTIFICATES. The Board of Directors may authorize the issuance of certificates representing some or all of the Shares of any or all of the classes or series of Stock. If the Board of Directors so authorizes certificates, such certificates shall be of such form, not inconsistent with the Charter, as shall be approved by the Board of Directors. All certificates, if issued, shall be signed by the Chairman of the Board, the President or a Vice President and countersigned by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary. Any signature or counter-signature may be either a manual or facsimile signature. All certificates, if issued, for each class of stock shall be consecutively numbered.

5.3     STOCK LEDGER. The Corporation shall maintain at its principal executive office, at the office of its counsel, accountants or transfer agent or at such other place designated by the Board of Directors an original or duplicate Stock Ledger containing the names and addresses of all the Stockholders and the number of shares of each class held by each Stockholder. The Stock Ledger shall be maintained pursuant to a system that the Corporation shall adopt allowing for the issuance, recordation and transfer of its Stock by electronic or other means that can be readily converted into written form for visual inspection and not involving any issuance of certificates. Such system shall include provisions for notice to acquirers of Stock (whether upon issuance or transfer of stock) in accordance with Sections 2-210 and 2-211 of the Maryland General Corporation Law, and Section  8-408 of the Commercial Law Article of the State of Maryland. The Corporation shall be entitled to treat the holder of record of any Share or Shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland. Until a transfer is duly effected on the Stock Ledger, the Corporation shall not be affected by any notice of such transfer, either actual or constructive. Nothing herein shall impose upon the Corporation, the Board of Directors or Officers or their agents and representatives a duty or limit their rights to inquire as to the actual ownership of Shares.

5.4    RECORDING TRANSFERS OF STOCK. If transferred in accordance with any restrictions on transfer contained in the Charter, these Bylaws or otherwise, Shares shall be recorded as transferred in the Stock Ledger upon provision to the Corporation or the transfer agent of the Corporation of an executed stock power duly guaranteed and any other documents reasonably requested by the Corporation and the surrender of the certificate or certificates, if any, representing such Shares. Upon receipt of such documents, the Corporation shall issue the statements required by Sections 2-210 and 2-211 of the Maryland General Corporation Law and ~~Sections~~Section 8-408 of the Commercial Law Article of the State of Maryland, issue as needed a new certificate or certificates (if the transferred Shares were certificated) to the persons entitled thereto, cancel any old certificates and record the transaction upon its books.

5.5    LOST CERTIFICATES. The Board of Directors may direct a new certificate to be issued in the place of any certificate theretofore issued by the Corporation alleged to have been stolen, lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of Stock to be stolen, lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or his legal representative to advertise the same in such manner as it shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise by reason of the issuance of a new certificate.

5.6    CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.

5.6.1    The Board of Directors may fix, in advance, a date as the record date for the purpose of determining Stockholders entitled to notice of, or to vote at, any meeting of Stockholders, or Stockholders entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of Stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than sixty (60) days, and in case of a meeting of Stockholders not less than ten (10) days, prior to the date on which the meeting or particular action requiring such determination of Stockholders is to be held or taken.

5.6.2    If, in lieu of fixing a record date, the stock transfer books are closed by the Board of Directors in accordance with Section 2-511 of the Maryland General Corporation Law for the purpose of determining Stockholders entitled to notice of or to vote at a meeting of Stockholders, such books shall be closed for at least ten (10), but not more than twenty (20) days immediately preceding such meeting.

5.6.3    If no record date is fixed and the stock transfer books are not closed for the determination of Stockholders, (a) the record date for the determination of Stockholders entitled to notice of, or to vote at, a meeting of Stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the thirtieth (30th) day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of Stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors declaring the dividend or allotment of rights is adopted.

5.6.4    When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

ARTICLE VI

DIVIDENDS AND DISTRIBUTIONS

6.1    DECLARATION. Dividends and other distributions upon the Stock may be declared by the Board of Directors as set forth in the applicable provisions of the Charter and any applicable law, at any meeting, limited only to the extent of Section 2-311 of the Maryland General Corporation Law. Dividends and other distributions upon the Stock may be paid in cash, property or Stock of the Corporation, subject to the provisions of law and of the Charter.

6.2    CONTINGENCIES. Before payment of any dividends or other distributions upon the Stock, there may be set aside (but there is no duty to set aside) out of any funds of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE VII

INDEMNIFICATION

7.1    INDEMNIFICATION TO THE EXTENT PERMITTED BY LAW. To the maximum extent permitted by Maryland law in effect from time to time, the Corporation, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall indemnify and shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or ~~officer~~Officer of the Corporation and who is made a party to the proceeding by reason of his or her service in that capacity and (b) any individual who, while a director or ~~officer~~Officer of the Corporation and at the request of the Corporation, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, ~~officer~~Officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his service in that capacity. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. Any person who may be entitled to indemnification pursuant to this Section 7.1 shall be referred to in these Bylaws as an “Indemnified Person”. Neither the amendment nor repeal of this Section 7.1, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Section 7.1, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

7.2    INSURANCE. The Corporation shall have the power to purchase and maintain insurance on behalf of any Indemnified Person against any liability, whether or not the Corporation would have the power to indemnify him or her against such liability.

7.3    NON-EXCLUSIVE RIGHT TO INDEMNITY; HEIRS AND PERSONAL REPRESENTATIVES. The rights to indemnification set forth in this Article VII are in addition to all rights to which any Indemnified Person may be entitled as a matter of law, pursuant to a resolution of the Stockholders or disinterested Directors as agreed or otherwise, and shall inure to the benefit of the heirs and personal representatives of each Indemnified Person.

7.4    NO LIMITATION. In addition to any indemnification permitted by these Bylaws, the Board of Directors shall, in its sole discretion, have the power to grant such indemnification as it deems in the interest of the Corporation to the full extent permitted by law. This Article VII shall not limit the Corporation’s power to indemnify against liabilities other than those arising from a person’s serving the Corporation as a Director or Officer.

ARTICLE VIII

NOTICES

8.1    NOTICES. Whenever notice is required to be given pursuant to these Bylaws, it shall be construed to mean either written notice personally served against written receipt or notice in writing transmitted ~~by mail, by depositing the same in a post office or letter box, in a post-paid sealed wrapper~~, to the extent permitted by Maryland law, by mail, electronic mail or facsimile, addressed, if to the Corporation, at ~~150 N~~311 S. Wacker Drive, Suite 3900, Chicago, Illinois 60606 (or any subsequent address selected by the Board of Directors), attention President, or if to a Stockholder, Director or Officer, at the address of such person as it appears on the books of the Corporation or in default of any other address at the general post office situated in the city or county of his or her residence. The term “address,” as used in this Section 8.1, means a street address or post office box number or, provided the recipient of such notice has affirmatively consented to receive notice via such means, an electronic mail address or facsimile telephone number; provided, however, that in all events and circumstances the “address” of the Company shall refer to the mailing address set forth above or any subsequent address selected by the Board of Directors. Unless otherwise specified, notice sent by mail shall be deemed to be given at the time mailed. Unless otherwise specified, electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the recipient. Unless otherwise specified, facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the recipient and receipt of a completed answer-back indicating receipt.

8.2     SECRETARY TO GIVE NOTICE. All notices required by law or these Bylaws to be given by the Corporation shall be given by the Secretary or any other Officer of the Corporation designated by the President. If the Secretary and Assistant Secretary are absent or refuse or neglect to act, the notice may be given by any person directed to do so by the President, or with respect to any meeting called pursuant to these Bylaws upon the request of any Stockholders or Directors, or by any person directed to do so by the Stockholders or Directors upon whose request the meeting is called.

8.3    WAIVER OF NOTICE. Whenever any notice is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened~~.~~

ARTICLE IX

MISCELLANEOUS

9.1    BOOKS AND RECORDS. The Corporation shall keep correct and complete books and records of its account and transactions and minutes of the proceedings of its Stockholders and Board of Directors and of its executive or other committees when exercising any of the powers or authority of the Board of Directors. The books and records of the Corporation may be in written form or in any other form that may be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form, but may be maintained in the form of a reproduction.

9.2    INSPECTION OF BYLAWS AND CORPORATE RECORDS. These Bylaws, the accounting books and records of the Corporation, the minutes of proceedings of the Stockholders, the Board of Directors and committees thereof, annual statements of affairs and voting trust agreements on record shall be open to inspection upon written demand delivered to the Corporation by any Stockholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holders’ interests as a Stockholder or as the holder of such voting trust certificate, in each case to the extent permitted by the Maryland General Corporation Law.

9.3    CONTRACTS. The Board of Directors may authorize any Officer(s) or agent(s) to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

9.4    CHECKS, DRAFTS, ETC. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such Officers or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

9.5    LOANS.

9.5.1    Such Officers or agents of the Corporation as from time to time have been designated by the Board of Directors shall have authority (i) to effect loans, advances or other forms of credit at any time or times for the Corporation, from such banks, trust companies, institutions, corporations, firms or persons, in such amounts and subject to such terms and conditions, as the Board of Directors from time to time has designated; (ii) as security for the repayment of any loans, advance or other forms of credit so authorized, to assign, transfer, endorse and deliver, either originally or in addition or substitution, any or all personal property, real property, stocks, bonds, deposits, accounts, documents, bills, accounts receivable and other commercial paper and evidence of debt or other securities, or any rights or interests at any time held by the Corporation; (iii) in connection with any loans, advances or other forms of credit so authorized, to make, execute and deliver one or more notes, mortgages, deeds of trust, financing statements, security agreements, acceptances or written obligations of the Corporation, on such terms and with such provisions as to the security or sale or disposition of them as those Officers or agents deem proper; and (iv) to sell to, or discount or rediscount with, the banks, trust companies, institutions, corporations, firms or persons making those loans, advances or other forms of credit any and all commercial paper, bills, accounts receivable, acceptances and other instruments and evidences of debt at any time held by the Corporation, and, to that end, to endorse, transfer and deliver the same~~.~~

9.5.2    From time to time the Corporation shall certify to each bank, trust company, institution, corporation, firm or person so designated the signatures of the Officers or agents so authorized. Each bank, trust company, institution, corporation, firm or person so designated is authorized to rely upon such certification until it has received written notice that the Board of Directors has revoked the authority of those Officers or agents.

9.6    FISCAL YEAR. The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution, and, in the absence of such resolution, the fiscal year shall be the period ending December 31.

9.7    ANNUAL REPORT. Not later than one hundred twenty (120) days after the close of each fiscal year, the Board of Directors of the Corporation shall cause to be sent to the Stockholders an Annual Report in such form as may be deemed appropriate by the Board of Directors. The Annual Report shall include audited financial statements and shall be accompanied by the report thereon of an independent certified public accountant.

9.8    INTERIM REPORTS. The Corporation may send interim reports to the Stockholders having such form and content as the Board of Directors deems proper.

9.9    OTHER REPORTS. Any distributions to Stockholders of income or capital assets shall be accompanied by a written statement disclosing the source of the funds distributed unless at the time of distribution they are accompanied by a written explanation of the relevant circumstances. The statement as to such source shall be sent to Stockholders not later than sixty (60) days after the close of the fiscal year in which the distributions were made.

9.10    BYLAWS SEVERABLE. The provisions of these Bylaws are severable, and if any provision shall be held invalid or unenforceable, that invalidity or unenforceability shall attach only to that provision and shall not in any manner affect or render invalid or unenforceable any other provision of these Bylaws, and these Bylaws shall be carried out as if the invalid or unenforceable provision were not contained herein.

ARTICLE X

AMENDMENT OF BYLAWS

10.1    BY DIRECTORS. The Board of Directors shall have the power, at any annual or regular meeting, or at any special meeting if notice thereof is included in the notice of such special meeting, to alter or repeal any Bylaws of the Corporation and to make new Bylaws; provided, that no alteration or repeal of Section 7.1 may affect the rights of any Indemnified Persons to indemnification arising, and in connection with conduct, prior to such amendment; and, provided, further, that the Board of Directors shall not alter or repeal this Section 10.1 or Section 10.2.

10.2    BY STOCKHOLDERS. The Stockholders, by affirmative vote of a majority of the shares of common stock of the Corporation, shall have the power, at any annual meeting (subject to the requirements of Section 1.3), or at any special meeting if notice thereof ~~if~~is included in the notice of such special meeting, to alter or repeal any Bylaws of the Corporation and to make new Bylaws; provided, that no alteration or repeal of Section 7.1 may affect the rights of any Indemnified Person to indemnification arising, and in connection with conduct, prior to such amendment; and, provided, further, that the Stockholders shall not alter or repeal Section 10.1 or this Section 10.2.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 9, 2013: The Proxy Statement, Notice of Annual Meeting, Proxy Card and the Company’s 2012 Annual Report are available on the “Proxy Statement” tab of the Investor Relations page on the Company’s website, at www.firstindustrial.com.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A	Proposals - The Board of Directors recommends a vote FOR each of the following proposals:

1. The following amendments to the Company’s Charter:												+
	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
A. To declassify the Company’s Board of Directors.	☐	☐	☐	B. To provide that directors may be removed by the stockholders of the Company only for cause.	☐	☐	☐	C. To modify Article IX of the Charter.	☐	☐	☐

D. To delete the current definition of “Independent Director”.	☐	☐	☐	E. To remove an existing exception from the Company’s election to be governed by the provisions of the Maryland Business Combination Act.					☐	☐	☐

If each of Proposals 1.A - E are approved, the Board of Directors recommends a vote FOR each of the nominees listed:

2. Election of six directors. If elected, term expires in 2014.

	For	Against	Abstain
01 - Matthew S. Dominski	☐	☐	☐

04 - John Rau	☐	☐	☐

	For	Against	Abstain
02 - Bruce W. Duncan	☐	☐	☐

05 - L. Peter Sharpe	☐	☐	☐

	For	Against	Abstain
03 - H. Patrick Hackett, Jr.	☐	☐	☐

06 - W. Ed Tyler	☐	☐	☐

If any of Proposals 1.A - E are not approved, the Board of Directors recommends a vote FOR each of the nominees listed:

3. Election of two Class I directors and one Class II director.

	For	Against	Abstain
01 - H. Patrick Hackett, Jr.*	☐	☐	☐

	For	Against	Abstain
02 - L. Peter Sharpe*	☐	☐	☐

	For	Against	Abstain
03 - Matthew S. Dominski**	☐	☐	☐

*Class I director nominee. If elected, term expires 2016. **Class II director nominee. If elected, term expires in 2014.

The Board of Directors recommends a vote, on an advisory basis, FOR the following proposal.

	For	Against	Abstain
4. To approve, on an advisory (i.e. non-binding) basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the 2013 Annual Meeting.	☐	☐	☐

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
5. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.	☐	☐	☐
6. In their discretion, on any and all other matters that may properly come before the meeting.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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Proxy — FIRST INDUSTRIAL REALTY TRUST, INC.	+

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 9, 2013

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Bruce W. Duncan, Scott A. Musil and John W. Lee, or either of them, with full powers of substitution, as proxies of the undersigned, with the authority to vote upon and act with respect to all shares of stock of First Industrial Realty Trust, Inc. (the “Company”), which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company, to be held at the 10th Floor Conference Room, 311 South Wacker Drive, Chicago, Illinois 60606, commencing Thursday, May 9, 2013, at 9:00 a.m., and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present, and especially (but without limiting the general authorization and power hereby given) with the authority to vote on the reverse side.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to said shares and hereby confirms all that the proxies named herein and their substitutes, or any of them, may lawfully do by virtue hereof.

This proxy, when properly executed, will be voted as specified herein. If this proxy does not indicate a contrary choice, it will be voted (i) FOR the approval of each of the Charter amendments described in Item 1, (ii) FOR the election of the six nominees for director named in Item 2 if each of the Charter amendments is approved, (iii) FOR the election of the two nominees for Class I Directors and one nominee for Class II Director named in Item 3 if any of the Charter amendments is not approved, (iv) FOR the approval, on an advisory basis, of the compensation of our named executive officers in Item 4, (v) FOR the ratification of the appointment of the independent registered public accounting firm in Item 5 and (vi) in the discretion of the persons named as proxies herein with respect to any and all matters referred to in Item 6.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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